UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2026

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery K6 Fund Fidelity® Value Discovery K6 Fund : FDVKX

This annual shareholder report contains information about Fidelity® Value Discovery K6 Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Discovery K6 Fund	$ 52	0.45%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary contributor to the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially within the financials sector. Stock selection in health care and communication services also boosted relative performance.
•The top individual relative contributor was an overweight in Alphabet (+82%), the fund's largest holding this period. A stake in Cisco Systems (+76%) also helped. Although we decreased our position in the stock, the company was one of our biggest holdings this period. Another notable relative contributor was an overweight in Ross Stores (+85%). This period we reduced exposure to the firm.
•In contrast, the biggest detractors from performance versus the benchmark were picks and an underweight in information technology, followed by security selection and an overweight in consumer staples. An overweight in financials, primarily within the insurance industry, also hurt.
•The biggest individual relative detractor this period was avoiding Sandisk, a strong-performing benchmark component. Positions in Advanced Micro Devices (-12%) and Applied Materials (+11%) also hurt.
•Notable changes in positioning include higher allocations to the information technology and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Value Discovery K6 Fund	31.55%	10.21%	10.70%
Russell 3000® Value Index	31.61%	11.66%	11.32%
Russell 3000® Index	19.60%	11.82%	14.39%
A   From May 25, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$116,638,183
Number of Holdings	121
Total Advisory Fee	$660,063
Portfolio Turnover	77%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	19.6
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	12.6
Industrials	10.2
Consumer Staples	8.7
Energy	7.8
Communication Services	4.2
Materials	3.7
Utilities	1.7
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.1
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
United Kingdom - 4.0
Canada - 1.8
Taiwan - 0.5
Switzerland - 0.5
Ireland - 0.5
Germany - 0.4

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	7.5
Microsoft Corp	5.3
Apple Inc	4.4
ExxonMobil Holdings Corp	3.3
Bank of America Corp	2.8
Merck & Co Inc	2.3
Travelers Companies Inc/The	2.1
Chubb Ltd	1.9
Shell PLC ADR	1.9
Keurig Dr Pepper Inc	1.9
33.4
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's contractual proxy and shareholder meeting expense cap expired during the reporting period.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913547.102    2943-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Value Discovery Fund : FVDFX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Value Discovery Fund	$ 52	0.45%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, sector positioning was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially an underweight in information technology, where a smaller-than-benchmark allocation to the semiconductors & semiconductor equipment industry hurt most. Stock picks and an overweight in consumer staples also hampered the fund's result, as did an overweight in financials, primarily within the insurance industry. Lastly, the fund's position in cash detracted.
•Not owning Sandisk, a strong-performing benchmark component was the biggest individual relative detractor, followed by stakes in Advanced Micro Devices (-12%) and Applied Materials (+10%).
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in financials. Picks in health care and communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+79%), the fund's largest holding this period. A stake in Cisco Systems (+74%) helped as well. This period we decreased our position in the stock, though it was among the fund's largest holdings this period. A position in Boston Scientific (+6%) also contributed. This was a stake we established this period.
•Notable changes in positioning include increased exposure to the information technology and consumer discretionary sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Value Discovery Fund	31.12%	9.86%	10.97%
Russell 3000® Value Index	31.61%	11.66%	11.54%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,165,737,222
Number of Holdings	122
Total Advisory Fee	$15,838,323
Portfolio Turnover	92%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	19.6
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	12.5
Industrials	10.2
Consumer Staples	8.7
Energy	7.9
Communication Services	4.2
Materials	3.8
Utilities	1.6
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.1
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
United Kingdom - 4.0
Canada - 1.8
Taiwan - 0.5
Switzerland - 0.5
Ireland - 0.5
Germany - 0.4

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	7.5
Microsoft Corp	5.4
Apple Inc	4.4
ExxonMobil Holdings Corp	3.4
Bank of America Corp	2.7
Merck & Co Inc	2.3
Travelers Companies Inc/The	2.1
Chubb Ltd	1.9
Keurig Dr Pepper Inc	1.9
Shell PLC ADR	1.9
33.5
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

Fidelity Advisor® Equity Value Fund merged into Fidelity® Value Discovery Fund on September 19, 2025.
The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913452.102    832-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Value Discovery Fund Class K : FVDKX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 44	0.38%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, sector positioning was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially an underweight in information technology, where a smaller-than-benchmark allocation to the semiconductors & semiconductor equipment industry hurt most. Stock picks and an overweight in consumer staples also hampered the fund's result, as did an overweight in financials, primarily within the insurance industry. Lastly, the fund's position in cash detracted.
•Not owning Sandisk, a strong-performing benchmark component was the biggest individual relative detractor, followed by stakes in Advanced Micro Devices (-12%) and Applied Materials (+10%).
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in financials. Picks in health care and communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+79%), the fund's largest holding this period. A stake in Cisco Systems (+74%) helped as well. This period we decreased our position in the stock, though it was among the fund's largest holdings this period. A position in Boston Scientific (+6%) also contributed. This was a stake we established this period.
•Notable changes in positioning include increased exposure to the information technology and consumer discretionary sectors.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	31.22%	9.96%	11.07%
Russell 3000® Value Index	31.61%	11.66%	11.54%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,165,737,222
Number of Holdings	122
Total Advisory Fee	$15,838,323
Portfolio Turnover	92%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	19.6
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	12.5
Industrials	10.2
Consumer Staples	8.7
Energy	7.9
Communication Services	4.2
Materials	3.8
Utilities	1.6
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.1
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
United Kingdom - 4.0
Canada - 1.8
Taiwan - 0.5
Switzerland - 0.5
Ireland - 0.5
Germany - 0.4

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	7.5
Microsoft Corp	5.4
Apple Inc	4.4
ExxonMobil Holdings Corp	3.4
Bank of America Corp	2.7
Merck & Co Inc	2.3
Travelers Companies Inc/The	2.1
Chubb Ltd	1.9
Keurig Dr Pepper Inc	1.9
Shell PLC ADR	1.9
33.5
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Operating expenses Performance adjustment fee	Fidelity Advisor® Equity Value Fund merged into Fidelity® Value Discovery Fund on September 19, 2025.
The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913451.102    2103-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® Series Intrinsic Opportunities Fund Fidelity® Series Intrinsic Opportunities Fund : FDMLX

This annual shareholder report contains information about Fidelity® Series Intrinsic Opportunities Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Series Intrinsic Opportunities Fund	$ 0 A	0.00%B
AAmount represents less than $.50
BAmount represents less than 0.005%

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 3000® and Russell 2000® Linked Index for the fiscal year, led by industrials. Stock selection and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also hampered the fund's result. Also hurting our result was stock picking in energy.
•The biggest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. A non-benchmark stake in Vontier returned approximately -22% and was the second-largest relative detractor. A non-benchmark stake in Amdocs returned -33% and also notably hurt.
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in consumer discretionary. Security selection in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Also helping our relative result were picks and an underweight in utilities.
•The fund's stake in Micron Technology gained 603% and was the top individual relative contributor. This period we decreased our investment in Micron Technology. The second-largest relative contributor was our stake in Dell Technologies (+201%). This period we decreased our investment in Dell Technologies. A stake in MKS gained roughly 211% and notably helped. This period we decreased our investment in MKS. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Series Intrinsic Opportunities Fund	23.97%	11.80%	12.90%
Russell 3000® and Russell 2000® Linked Index	34.18%	9.61%	13.42%
Russell 2000® Index	34.18%	7.11%	10.64%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$2,752,610,250
Number of Holdings	249
Total Advisory Fee	$0
Portfolio Turnover	26%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	25.4
Industrials	18.7
Consumer Discretionary	11.6
Health Care	10.7
Information Technology	8.5
Consumer Staples	7.2
Energy	5.8
Materials	5.3
Real Estate	2.5
Utilities	1.3
Communication Services	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 97.3
Short-Term Investments and Net Other Assets (Liabilities) - 2.7

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 89.8
Japan - 2.2
United Kingdom - 1.8
France - 1.1
Spain - 0.7
Canada - 0.7
Switzerland - 0.6
Greece - 0.5
Austria - 0.4
Others - 2.2

TOP HOLDINGS (% of Fund's net assets)
Performance Food Group Co	1.5
Wells Fargo & Co	1.4
State Street Corp	1.4
TD SYNNEX Corp	1.3
Stifel Financial Corp	1.2
PG&E Corp	1.1
Elanco Animal Health Inc	1.1
Labcorp Holdings Inc	1.1
Silgan Holdings Inc	1.1
Ovintiv Inc	1.0
12.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913517.102    2455-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® Low-Priced Stock K6 Fund Fidelity® Low-Priced Stock K6 Fund : FLKSX

This annual shareholder report contains information about Fidelity® Low-Priced Stock K6 Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Low-Priced Stock K6 Fund	$ 56	0.50%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000® Index for the fiscal year, led by industrials. Also hurting our result were stock selection and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and security selection and an overweight in consumer staples.
•The largest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. The second-largest relative detractor was our non-benchmark stake in Amdocs (-36%). The stock was not held at period end. Not owning Credo Technology Group, a benchmark component that gained roughly 113%, was another notable relative detractor.
•In contrast, the biggest contributor to performance versus the benchmark was stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry. An overweight in energy also boosted relative performance. Also lifting the fund's relative result were stock selection and an underweight in utilities.
•The fund's stake in Samsung Electronics gained roughly 266% and was the top individual relative contributor. This period we decreased our investment in Samsung Electronics. A stake in Micron Technology gained approximately 607% and was the second-largest relative contributor. This period we decreased our investment in Micron Technology. Another notable relative contributor was our stake in Seagate Technology Holdings (+439%). This period we decreased our investment in Seagate Technology Holdings. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 26, 2017 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Low-Priced Stock K6 Fund	23.27%	10.12%	11.40%
Russell 2000® Index	34.18%	7.11%	9.99%
Russell 3000® Index	19.60%	11.82%	14.39%
A   From May 26, 2017

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,583,258,433
Number of Holdings	548
Total Advisory Fee	$21,249,573
Portfolio Turnover	29%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	21.3
Industrials	17.9
Consumer Discretionary	12.8
Health Care	11.1
Information Technology	10.1
Consumer Staples	8.1
Energy	6.8
Materials	4.8
Real Estate	1.7
Utilities	1.4
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.4
Short-Term Investments and Net Other Assets (Liabilities) - 3.6

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 66.9
Japan - 7.6
United Kingdom - 6.6
France - 2.8
Canada - 2.4
Korea (South) - 1.6
Netherlands - 1.5
Taiwan - 1.5
China - 1.3
Others - 7.8

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.4
TotalEnergies SE (United States)	1.3
PG&E Corp	1.2
State Street Corp	1.0
Ovintiv Inc	1.0
Performance Food Group Co	0.9
Labcorp Holdings Inc	0.9
TD SYNNEX Corp	0.9
ICON PLC	0.8
Primo Brands Corp Class A	0.8
10.2
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913549.102    2955-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity® Low-Priced Stock Fund : FLPSX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Low-Priced Stock Fund	$ 66	0.59%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000® Index for the fiscal year, led by industrials. Also hurting our result were stock picks and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and stock picking and an overweight in consumer staples.
•The biggest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. A non-benchmark stake in Amdocs returned -36% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained about 113%.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in information technology, primarily within the semiconductors & semiconductor equipment industry. An overweight in energy also boosted the fund's relative performance. Also contributing to our result were picks and an underweight in utilities.
•The fund's stake in Samsung Electronics gained 266% and was the top individual relative contributor. This period we decreased our position in Samsung Electronics. A second notable relative contributor was our stake in Micron Technology (+630%). This period we decreased our position in Micron Technology. Another notable relative contributor was our stake in Seagate Technology Holdings (+438%). This period we decreased our position in Seagate Technology Holdings. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Low-Priced Stock Fund	23.15%	9.76%	11.42%
Russell 2000® Index	34.18%	7.11%	10.64%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$24,832,361,686
Number of Holdings	549
Total Advisory Fee	$136,288,491
Portfolio Turnover	26%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	21.3
Industrials	18.7
Consumer Discretionary	12.4
Health Care	11.1
Information Technology	10.0
Consumer Staples	8.2
Energy	6.7
Materials	4.9
Real Estate	1.8
Utilities	1.3
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.9
Japan - 8.2
United Kingdom - 6.5
France - 2.7
Canada - 2.4
Korea (South) - 1.9
Netherlands - 1.7
Taiwan - 1.4
China - 1.4
Others - 7.9

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.4
TotalEnergies SE (United States)	1.3
PG&E Corp	1.1
State Street Corp	1.0
Aalberts NV	1.0
Performance Food Group Co	0.9
Ovintiv Inc	0.9
Labcorp Holdings Inc	0.9
TD SYNNEX Corp	0.9
Primo Brands Corp Class A	0.8
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913423.102    316-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity® Low-Priced Stock Fund Class K : FLPKX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 59	0.53%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000® Index for the fiscal year, led by industrials. Also hurting our result were stock picks and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and stock picking and an overweight in consumer staples.
•The biggest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. A non-benchmark stake in Amdocs returned -36% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained about 113%.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in information technology, primarily within the semiconductors & semiconductor equipment industry. An overweight in energy also boosted the fund's relative performance. Also contributing to our result were picks and an underweight in utilities.
•The fund's stake in Samsung Electronics gained 266% and was the top individual relative contributor. This period we decreased our position in Samsung Electronics. A second notable relative contributor was our stake in Micron Technology (+630%). This period we decreased our position in Micron Technology. Another notable relative contributor was our stake in Seagate Technology Holdings (+438%). This period we decreased our position in Seagate Technology Holdings. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	23.22%	9.84%	11.51%
Russell 2000® Index	34.18%	7.11%	10.64%
Russell 3000® Index	19.60%	11.82%	14.56%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$24,832,361,686
Number of Holdings	549
Total Advisory Fee	$136,288,491
Portfolio Turnover	26%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	21.3
Industrials	18.7
Consumer Discretionary	12.4
Health Care	11.1
Information Technology	10.0
Consumer Staples	8.2
Energy	6.7
Materials	4.9
Real Estate	1.8
Utilities	1.3
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.9
Japan - 8.2
United Kingdom - 6.5
France - 2.7
Canada - 2.4
Korea (South) - 1.9
Netherlands - 1.7
Taiwan - 1.4
China - 1.4
Others - 7.9

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.4
TotalEnergies SE (United States)	1.3
PG&E Corp	1.1
State Street Corp	1.0
Aalberts NV	1.0
Performance Food Group Co	0.9
Ovintiv Inc	0.9
Labcorp Holdings Inc	0.9
TD SYNNEX Corp	0.9
Primo Brands Corp Class A	0.8
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913422.102    2095-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class A : FLPCX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 94	0.84%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000® Index for the fiscal year, led by industrials. Also hurting our result were stock picks and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and stock picking and an overweight in consumer staples.
•The biggest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. A non-benchmark stake in Amdocs returned -36% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained about 113%.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in information technology, primarily within the semiconductors & semiconductor equipment industry. An overweight in energy also boosted the fund's relative performance. Also contributing to our result were picks and an underweight in utilities.
•The fund's stake in Samsung Electronics gained 266% and was the top individual relative contributor. This period we decreased our position in Samsung Electronics. A second notable relative contributor was our stake in Micron Technology (+630%). This period we decreased our position in Micron Technology. Another notable relative contributor was our stake in Seagate Technology Holdings (+438%). This period we decreased our position in Seagate Technology Holdings. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	15.72%	10.73%
Class A (without 5.75% sales charge)	22.78%	14.41%
Russell 2000® Index	34.18%	18.82%
Russell 3000® Index	19.60%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$24,832,361,686
Number of Holdings	549
Total Advisory Fee	$136,288,491
Portfolio Turnover	26%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	21.3
Industrials	18.7
Consumer Discretionary	12.4
Health Care	11.1
Information Technology	10.0
Consumer Staples	8.2
Energy	6.7
Materials	4.9
Real Estate	1.8
Utilities	1.3
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.9
Japan - 8.2
United Kingdom - 6.5
France - 2.7
Canada - 2.4
Korea (South) - 1.9
Netherlands - 1.7
Taiwan - 1.4
China - 1.4
Others - 7.9

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.4
TotalEnergies SE (United States)	1.3
PG&E Corp	1.1
State Street Corp	1.0
Aalberts NV	1.0
Performance Food Group Co	0.9
Ovintiv Inc	0.9
Labcorp Holdings Inc	0.9
TD SYNNEX Corp	0.9
Primo Brands Corp Class A	0.8
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918478.101    7809-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class M : FLPDX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 126	1.13%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000® Index for the fiscal year, led by industrials. Also hurting our result were stock picks and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and stock picking and an overweight in consumer staples.
•The biggest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. A non-benchmark stake in Amdocs returned -36% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained about 113%.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in information technology, primarily within the semiconductors & semiconductor equipment industry. An overweight in energy also boosted the fund's relative performance. Also contributing to our result were picks and an underweight in utilities.
•The fund's stake in Samsung Electronics gained 266% and was the top individual relative contributor. This period we decreased our position in Samsung Electronics. A second notable relative contributor was our stake in Micron Technology (+630%). This period we decreased our position in Micron Technology. Another notable relative contributor was our stake in Seagate Technology Holdings (+438%). This period we decreased our position in Seagate Technology Holdings. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	18.21%	11.90%
Class M (without 3.50% sales charge)	22.50%	14.12%
Russell 2000® Index	34.18%	18.82%
Russell 3000® Index	19.60%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$24,832,361,686
Number of Holdings	549
Total Advisory Fee	$136,288,491
Portfolio Turnover	26%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	21.3
Industrials	18.7
Consumer Discretionary	12.4
Health Care	11.1
Information Technology	10.0
Consumer Staples	8.2
Energy	6.7
Materials	4.9
Real Estate	1.8
Utilities	1.3
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.9
Japan - 8.2
United Kingdom - 6.5
France - 2.7
Canada - 2.4
Korea (South) - 1.9
Netherlands - 1.7
Taiwan - 1.4
China - 1.4
Others - 7.9

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.4
TotalEnergies SE (United States)	1.3
PG&E Corp	1.1
State Street Corp	1.0
Aalberts NV	1.0
Performance Food Group Co	0.9
Ovintiv Inc	0.9
Labcorp Holdings Inc	0.9
TD SYNNEX Corp	0.9
Primo Brands Corp Class A	0.8
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918482.101    7810-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class C : FLPEX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 178	1.60%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000® Index for the fiscal year, led by industrials. Also hurting our result were stock picks and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and stock picking and an overweight in consumer staples.
•The biggest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. A non-benchmark stake in Amdocs returned -36% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained about 113%.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in information technology, primarily within the semiconductors & semiconductor equipment industry. An overweight in energy also boosted the fund's relative performance. Also contributing to our result were picks and an underweight in utilities.
•The fund's stake in Samsung Electronics gained 266% and was the top individual relative contributor. This period we decreased our position in Samsung Electronics. A second notable relative contributor was our stake in Micron Technology (+630%). This period we decreased our position in Micron Technology. Another notable relative contributor was our stake in Seagate Technology Holdings (+438%). This period we decreased our position in Seagate Technology Holdings. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	20.86%	13.55%
Class C	21.86%	13.55%
Russell 2000® Index	34.18%	18.82%
Russell 3000® Index	19.60%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$24,832,361,686
Number of Holdings	549
Total Advisory Fee	$136,288,491
Portfolio Turnover	26%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	21.3
Industrials	18.7
Consumer Discretionary	12.4
Health Care	11.1
Information Technology	10.0
Consumer Staples	8.2
Energy	6.7
Materials	4.9
Real Estate	1.8
Utilities	1.3
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.9
Japan - 8.2
United Kingdom - 6.5
France - 2.7
Canada - 2.4
Korea (South) - 1.9
Netherlands - 1.7
Taiwan - 1.4
China - 1.4
Others - 7.9

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.4
TotalEnergies SE (United States)	1.3
PG&E Corp	1.1
State Street Corp	1.0
Aalberts NV	1.0
Performance Food Group Co	0.9
Ovintiv Inc	0.9
Labcorp Holdings Inc	0.9
TD SYNNEX Corp	0.9
Primo Brands Corp Class A	0.8
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918480.101    7811-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class I : FLPFX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 68	0.61%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000® Index for the fiscal year, led by industrials. Also hurting our result were stock picks and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and stock picking and an overweight in consumer staples.
•The biggest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. A non-benchmark stake in Amdocs returned -36% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained about 113%.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in information technology, primarily within the semiconductors & semiconductor equipment industry. An overweight in energy also boosted the fund's relative performance. Also contributing to our result were picks and an underweight in utilities.
•The fund's stake in Samsung Electronics gained 266% and was the top individual relative contributor. This period we decreased our position in Samsung Electronics. A second notable relative contributor was our stake in Micron Technology (+630%). This period we decreased our position in Micron Technology. Another notable relative contributor was our stake in Seagate Technology Holdings (+438%). This period we decreased our position in Seagate Technology Holdings. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	23.10%	14.69%
Russell 2000® Index	34.18%	18.82%
Russell 3000® Index	19.60%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$24,832,361,686
Number of Holdings	549
Total Advisory Fee	$136,288,491
Portfolio Turnover	26%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	21.3
Industrials	18.7
Consumer Discretionary	12.4
Health Care	11.1
Information Technology	10.0
Consumer Staples	8.2
Energy	6.7
Materials	4.9
Real Estate	1.8
Utilities	1.3
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.9
Japan - 8.2
United Kingdom - 6.5
France - 2.7
Canada - 2.4
Korea (South) - 1.9
Netherlands - 1.7
Taiwan - 1.4
China - 1.4
Others - 7.9

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.4
TotalEnergies SE (United States)	1.3
PG&E Corp	1.1
State Street Corp	1.0
Aalberts NV	1.0
Performance Food Group Co	0.9
Ovintiv Inc	0.9
Labcorp Holdings Inc	0.9
TD SYNNEX Corp	0.9
Primo Brands Corp Class A	0.8
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918484.101    7812-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Low-Priced Stock Fund Fidelity Advisor® Low-Priced Stock Fund Class Z : FLPGX

This annual shareholder report contains information about Fidelity® Low-Priced Stock Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 57	0.51%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, security selection was the primary detractor from the fund's performance versus the Russell 2000® Index for the fiscal year, led by industrials. Also hurting our result were stock picks and an underweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and stock picking and an overweight in consumer staples.
•The biggest individual relative detractor this period was avoiding Bloom Energy, a benchmark component that gained 574%. A non-benchmark stake in Amdocs returned -36% and was a second notable relative detractor. The stock was not held at period end. Another notable relative detractor this period was avoiding Credo Technology Group, a benchmark component that gained about 113%.
•In contrast, the biggest contributor to performance versus the benchmark was security selection in information technology, primarily within the semiconductors & semiconductor equipment industry. An overweight in energy also boosted the fund's relative performance. Also contributing to our result were picks and an underweight in utilities.
•The fund's stake in Samsung Electronics gained 266% and was the top individual relative contributor. This period we decreased our position in Samsung Electronics. A second notable relative contributor was our stake in Micron Technology (+630%). This period we decreased our position in Micron Technology. Another notable relative contributor was our stake in Seagate Technology Holdings (+438%). This period we decreased our position in Seagate Technology Holdings. All these contributors were non-benchmark positions.
•Notable changes in positioning include increased exposure to the health care sector and a lower allocation to information technology.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 8, 2024 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	23.24%	14.83%
Russell 2000® Index	34.18%	18.82%
Russell 3000® Index	19.60%	17.05%
A   From October 8, 2024

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$24,832,361,686
Number of Holdings	549
Total Advisory Fee	$136,288,491
Portfolio Turnover	26%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	21.3
Industrials	18.7
Consumer Discretionary	12.4
Health Care	11.1
Information Technology	10.0
Consumer Staples	8.2
Energy	6.7
Materials	4.9
Real Estate	1.8
Utilities	1.3
Communication Services	0.4

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 96.8
Short-Term Investments and Net Other Assets (Liabilities) - 3.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 65.9
Japan - 8.2
United Kingdom - 6.5
France - 2.7
Canada - 2.4
Korea (South) - 1.9
Netherlands - 1.7
Taiwan - 1.4
China - 1.4
Others - 7.9

TOP HOLDINGS (% of Fund's net assets)
Wells Fargo & Co	1.4
TotalEnergies SE (United States)	1.3
PG&E Corp	1.1
State Street Corp	1.0
Aalberts NV	1.0
Performance Food Group Co	0.9
Ovintiv Inc	0.9
Labcorp Holdings Inc	0.9
TD SYNNEX Corp	0.9
Primo Brands Corp Class A	0.8
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Performance adjustment fee

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918486.101    7813-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Advisor Value Discovery Fund Class A : FVDJX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class AA	$ 75	0.75%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, sector positioning was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially an underweight in information technology, where a smaller-than-benchmark allocation to the semiconductors & semiconductor equipment industry hurt most. Stock picks and an overweight in consumer staples also hampered the fund's result, as did an overweight in financials, primarily within the insurance industry. Lastly, the fund's position in cash detracted.
•Not owning Sandisk, a strong-performing benchmark component was the biggest individual relative detractor, followed by stakes in Advanced Micro Devices (-12%) and Applied Materials (+10%).
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in financials. Picks in health care and communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+79%), the fund's largest holding this period. A stake in Cisco Systems (+74%) helped as well. This period we decreased our position in the stock, though it was among the fund's largest holdings this period. A position in Boston Scientific (+6%) also contributed. This was a stake we established this period.
•Notable changes in positioning include increased exposure to the information technology and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,165,737,222
Number of Holdings	122
Total Advisory Fee	$15,838,323
Portfolio Turnover	92%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	19.6
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	12.5
Industrials	10.2
Consumer Staples	8.7
Energy	7.9
Communication Services	4.2
Materials	3.8
Utilities	1.6
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.1
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
United Kingdom - 4.0
Canada - 1.8
Taiwan - 0.5
Switzerland - 0.5
Ireland - 0.5
Germany - 0.4

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	7.5
Microsoft Corp	5.4
Apple Inc	4.4
ExxonMobil Holdings Corp	3.4
Bank of America Corp	2.7
Merck & Co Inc	2.3
Travelers Companies Inc/The	2.1
Chubb Ltd	1.9
Keurig Dr Pepper Inc	1.9
Shell PLC ADR	1.9
33.5
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Equity Value Fund merged into Fidelity® Value Discovery Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918540.100    9011-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Advisor Value Discovery Fund Class M : FVDLX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class MA	$ 100	1.00%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, sector positioning was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially an underweight in information technology, where a smaller-than-benchmark allocation to the semiconductors & semiconductor equipment industry hurt most. Stock picks and an overweight in consumer staples also hampered the fund's result, as did an overweight in financials, primarily within the insurance industry. Lastly, the fund's position in cash detracted.
•Not owning Sandisk, a strong-performing benchmark component was the biggest individual relative detractor, followed by stakes in Advanced Micro Devices (-12%) and Applied Materials (+10%).
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in financials. Picks in health care and communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+79%), the fund's largest holding this period. A stake in Cisco Systems (+74%) helped as well. This period we decreased our position in the stock, though it was among the fund's largest holdings this period. A position in Boston Scientific (+6%) also contributed. This was a stake we established this period.
•Notable changes in positioning include increased exposure to the information technology and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000 and the current sales charge was paid.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,165,737,222
Number of Holdings	122
Total Advisory Fee	$15,838,323
Portfolio Turnover	92%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	19.6
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	12.5
Industrials	10.2
Consumer Staples	8.7
Energy	7.9
Communication Services	4.2
Materials	3.8
Utilities	1.6
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.1
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
United Kingdom - 4.0
Canada - 1.8
Taiwan - 0.5
Switzerland - 0.5
Ireland - 0.5
Germany - 0.4

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	7.5
Microsoft Corp	5.4
Apple Inc	4.4
ExxonMobil Holdings Corp	3.4
Bank of America Corp	2.7
Merck & Co Inc	2.3
Travelers Companies Inc/The	2.1
Chubb Ltd	1.9
Keurig Dr Pepper Inc	1.9
Shell PLC ADR	1.9
33.5
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Equity Value Fund merged into Fidelity® Value Discovery Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918542.100    9012-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Advisor Value Discovery Fund Class C : FVDMX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class CA	$ 149	1.50%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, sector positioning was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially an underweight in information technology, where a smaller-than-benchmark allocation to the semiconductors & semiconductor equipment industry hurt most. Stock picks and an overweight in consumer staples also hampered the fund's result, as did an overweight in financials, primarily within the insurance industry. Lastly, the fund's position in cash detracted.
•Not owning Sandisk, a strong-performing benchmark component was the biggest individual relative detractor, followed by stakes in Advanced Micro Devices (-12%) and Applied Materials (+10%).
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in financials. Picks in health care and communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+79%), the fund's largest holding this period. A stake in Cisco Systems (+74%) helped as well. This period we decreased our position in the stock, though it was among the fund's largest holdings this period. A position in Boston Scientific (+6%) also contributed. This was a stake we established this period.
•Notable changes in positioning include increased exposure to the information technology and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000. Share class performance includes contingent deferred sales charges in the past one year.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,165,737,222
Number of Holdings	122
Total Advisory Fee	$15,838,323
Portfolio Turnover	92%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	19.6
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	12.5
Industrials	10.2
Consumer Staples	8.7
Energy	7.9
Communication Services	4.2
Materials	3.8
Utilities	1.6
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.1
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
United Kingdom - 4.0
Canada - 1.8
Taiwan - 0.5
Switzerland - 0.5
Ireland - 0.5
Germany - 0.4

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	7.5
Microsoft Corp	5.4
Apple Inc	4.4
ExxonMobil Holdings Corp	3.4
Bank of America Corp	2.7
Merck & Co Inc	2.3
Travelers Companies Inc/The	2.1
Chubb Ltd	1.9
Keurig Dr Pepper Inc	1.9
Shell PLC ADR	1.9
33.5
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Equity Value Fund merged into Fidelity® Value Discovery Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918544.100    9013-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Advisor Value Discovery Fund Class I : FVDNX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class IA	$ 50	0.50%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, sector positioning was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially an underweight in information technology, where a smaller-than-benchmark allocation to the semiconductors & semiconductor equipment industry hurt most. Stock picks and an overweight in consumer staples also hampered the fund's result, as did an overweight in financials, primarily within the insurance industry. Lastly, the fund's position in cash detracted.
•Not owning Sandisk, a strong-performing benchmark component was the biggest individual relative detractor, followed by stakes in Advanced Micro Devices (-12%) and Applied Materials (+10%).
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in financials. Picks in health care and communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+79%), the fund's largest holding this period. A stake in Cisco Systems (+74%) helped as well. This period we decreased our position in the stock, though it was among the fund's largest holdings this period. A position in Boston Scientific (+6%) also contributed. This was a stake we established this period.
•Notable changes in positioning include increased exposure to the information technology and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,165,737,222
Number of Holdings	122
Total Advisory Fee	$15,838,323
Portfolio Turnover	92%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	19.6
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	12.5
Industrials	10.2
Consumer Staples	8.7
Energy	7.9
Communication Services	4.2
Materials	3.8
Utilities	1.6
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.1
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
United Kingdom - 4.0
Canada - 1.8
Taiwan - 0.5
Switzerland - 0.5
Ireland - 0.5
Germany - 0.4

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	7.5
Microsoft Corp	5.4
Apple Inc	4.4
ExxonMobil Holdings Corp	3.4
Bank of America Corp	2.7
Merck & Co Inc	2.3
Travelers Companies Inc/The	2.1
Chubb Ltd	1.9
Keurig Dr Pepper Inc	1.9
Shell PLC ADR	1.9
33.5
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Equity Value Fund merged into Fidelity® Value Discovery Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918546.100    9016-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Value Discovery Fund Fidelity® Advisor Value Discovery Fund Class Z : FVDOX

This annual shareholder report contains information about Fidelity® Value Discovery Fund for the period September 11, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class ZA	$ 39	0.39%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, sector positioning was the primary detractor from the fund's performance versus the Russell 3000 Value Index for the fiscal year, especially an underweight in information technology, where a smaller-than-benchmark allocation to the semiconductors & semiconductor equipment industry hurt most. Stock picks and an overweight in consumer staples also hampered the fund's result, as did an overweight in financials, primarily within the insurance industry. Lastly, the fund's position in cash detracted.
•Not owning Sandisk, a strong-performing benchmark component was the biggest individual relative detractor, followed by stakes in Advanced Micro Devices (-12%) and Applied Materials (+10%).
•In contrast, the biggest contributor to performance versus the benchmark was stock selection in financials. Picks in health care and communication services also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Alphabet (+79%), the fund's largest holding this period. A stake in Cisco Systems (+74%) helped as well. This period we decreased our position in the stock, though it was among the fund's largest holdings this period. A position in Boston Scientific (+6%) also contributed. This was a stake we established this period.
•Notable changes in positioning include increased exposure to the information technology and consumer discretionary sectors.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
September 11, 2025 through July 31, 2026.
Initial investment of $10,000.

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,165,737,222
Number of Holdings	122
Total Advisory Fee	$15,838,323
Portfolio Turnover	92%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Financials	19.6
Health Care	15.1
Information Technology	14.7
Consumer Discretionary	12.5
Industrials	10.2
Consumer Staples	8.7
Energy	7.9
Communication Services	4.2
Materials	3.8
Utilities	1.6
Real Estate	0.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.1
Short-Term Investments and Net Other Assets (Liabilities) - 0.9

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 92.3
United Kingdom - 4.0
Canada - 1.8
Taiwan - 0.5
Switzerland - 0.5
Ireland - 0.5
Germany - 0.4

TOP HOLDINGS (% of Fund's net assets)
Amazon.com Inc	7.5
Microsoft Corp	5.4
Apple Inc	4.4
ExxonMobil Holdings Corp	3.4
Bank of America Corp	2.7
Merck & Co Inc	2.3
Travelers Companies Inc/The	2.1
Chubb Ltd	1.9
Keurig Dr Pepper Inc	1.9
Shell PLC ADR	1.9
33.5
How has the Fund changed?

This is a summary of certain changes to the Fund since September 11, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Equity Value Fund merged into Fidelity® Value Discovery Fund on September 19, 2025.	The fund modified its principal investment strategies during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918548.100    9017-TSRA-0926

Item 2.

Code of Ethics

As of the end of the period, July 31, 2026, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Karen B. Peetz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Peetz is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Intrinsic Opportunities Fund, Fidelity Value Discovery Fund and Fidelity Value Discovery K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$56,100	$-	$11,000	$1,200
Fidelity Value Discovery Fund	$42,700	$-	$9,000	$900
Fidelity Value Discovery K6 Fund	$34,800	$-	$6,800	$700

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Intrinsic Opportunities Fund	$56,800	$-	$10,600	$1,100
Fidelity Value Discovery Fund	$48,700	$-	$8,500	$800
Fidelity Value Discovery K6 Fund	$35,300	$-	$6,000	$700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund and Fidelity Low-Priced Stock K6 Fund (the “Funds”):

Services Billed by PwC

July 31, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$78,600	$7,200	$15,300	$2,200
Fidelity Low-Priced Stock K6 Fund	$61,600	$5,100	$4,700	$1,600

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$127,900	$6,900	$51,700	$2,300
Fidelity Low-Priced Stock K6 Fund	$101,200	$5,100	$19,900	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2026A	July 31, 2025A
Audit-Related Fees	$154,800	$125,000
Tax Fees	$-	$-
All Other Fees	$-	$2,970,400

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2026A	July 31, 2025A
Audit-Related Fees	$9,348,700	$9,680,100
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2026A	July 31, 2025A
Deloitte Entities	$2,616,800	$3,459,900
PwC	$14,597,200	$14,725,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® Value Discovery K6 Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Value Discovery K6 Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
CANADA - 1.8%
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
Alimentation Couche-Tard Inc	8,385	544,366
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Imperial Oil Ltd (United States)	7,283	943,658
Materials - 0.5%
Chemicals - 0.5%
Nutrien Ltd (United States)	8,581	592,690
TOTAL CANADA		2,080,714
GERMANY - 0.4%
Health Care - 0.4%
Pharmaceuticals - 0.4%
Bayer AG	8,441	468,439
IRELAND - 0.5%
Industrials - 0.5%
Trading Companies & Distributors - 0.5%
AerCap Holdings NV	3,526	532,073
SWITZERLAND - 0.5%
Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
TE Connectivity PLC	2,886	593,621
TAIWAN - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
Taiwan Semiconductor Manufacturing Co Ltd ADR	1,514	612,035
UNITED KINGDOM - 4.0%
Consumer Staples - 1.5%
Personal Care Products - 0.5%
Unilever PLC ADR	8,615	546,277
Tobacco - 1.0%
British American Tobacco PLC ADR	19,525	1,184,191
TOTAL CONSUMER STAPLES		1,730,468
Health Care - 2.5%
Pharmaceuticals - 2.5%
Astrazeneca PLC (United States)	8,358	1,417,851
GSK PLC ADR	29,760	1,538,295
TOTAL HEALTH CARE		2,956,146
TOTAL UNITED KINGDOM		4,686,614
UNITED STATES - 91.4%
Communication Services - 4.2%
Entertainment - 1.4%
Warner Bros Discovery Inc (a)	63,056	1,658,373
Interactive Media & Services - 2.2%
Alphabet Inc Class A	2,980	1,061,267
Meta Platforms Inc Class A	2,591	1,442,436
		2,503,703
Media - 0.6%
Omnicom Group Inc	8,844	696,023
TOTAL COMMUNICATION SERVICES		4,858,099
Consumer Discretionary - 12.6%
Broadline Retail - 7.5%
Amazon.com Inc (a)	32,363	8,789,144
Diversified Consumer Services - 0.8%
H&R Block Inc	19,991	880,204
Hotels, Restaurants & Leisure - 0.5%
Domino's Pizza Inc	1,570	545,480
Household Durables - 0.6%
Mohawk Industries Inc (a)	3,407	419,402
Toll Brothers Inc	2,042	297,907
		717,309
Specialty Retail - 2.6%
Abercrombie & Fitch Co Class A (a)	2,700	268,758
AutoNation Inc (a)	1,315	279,306
Group 1 Automotive Inc	448	128,473
Lithia Motors Inc	834	321,440
Lowe's Cos Inc	5,814	1,208,207
Murphy USA Inc	388	235,811
Ross Stores Inc	2,494	626,169
		3,068,164
Textiles, Apparel & Luxury Goods - 0.6%
Deckers Outdoor Corp (a)	3,413	330,651
PVH Corp	3,825	331,475
		662,126
TOTAL CONSUMER DISCRETIONARY		14,662,427
Consumer Staples - 6.7%
Beverages - 1.9%
Keurig Dr Pepper Inc	69,464	2,161,720
Consumer Staples Distribution & Retail - 1.8%
Kroger Co/The	14,072	812,517
Sprouts Farmers Market Inc (a)	6,406	558,347
Target Corp	5,220	754,238
		2,125,102
Food Products - 0.3%
Mondelez International Inc	6,284	391,555
Household Products - 2.7%
Colgate-Palmolive Co	8,043	734,326
Kimberly-Clark Corp (c)	9,567	1,045,769
Procter & Gamble Co/The	9,457	1,366,442
		3,146,537
TOTAL CONSUMER STAPLES		7,824,914
Energy - 7.0%
Oil, Gas & Consumable Fuels - 7.0%
ConocoPhillips	17,405	2,096,954
ExxonMobil Holdings Corp	25,044	3,892,840
Shell PLC ADR	23,744	2,183,973
TOTAL ENERGY		8,173,767
Financials - 19.6%
Banks - 6.6%
Bank of America Corp	51,345	3,180,823
M&T Bank Corp	6,501	1,601,131
PNC Financial Services Group Inc/The	1,609	402,040
US Bancorp	14,959	942,567
Wells Fargo & Co	17,319	1,497,228
		7,623,789
Capital Markets - 3.4%
Ameriprise Financial Inc	1,345	734,155
Charles Schwab Corp/The	13,470	1,417,584
Moody's Corp	480	229,622
Northern Trust Corp	7,455	1,358,226
S&P Global Inc	555	228,621
		3,968,208
Consumer Finance - 1.0%
Capital One Financial Corp	5,354	1,119,040
Financial Services - 1.8%
Fiserv Inc (a)	5,058	272,829
Global Payments Inc	5,987	503,387
Sycamore Partners LLC rights (a)(b)	271,260	146,480
Visa Inc Class A	3,371	1,234,224
		2,156,920
Insurance - 6.3%
Chubb Ltd	6,267	2,197,712
Fidelity National Financial Inc	6,762	348,851
Hartford Insurance Group Inc/The	5,041	715,368
Marsh & McLennan Cos Inc	5,220	990,182
Travelers Companies Inc/The	6,536	2,446,817
Willis Towers Watson PLC	2,063	693,003
		7,391,933
Mortgage Real Estate Investment Trusts (REITs) - 0.5%
Annaly Capital Management Inc	25,252	573,725
TOTAL FINANCIALS		22,833,615
Health Care - 12.2%
Biotechnology - 2.3%
Biogen Inc (a)	4,084	828,848
Gilead Sciences Inc	13,821	1,799,632
		2,628,480
Health Care Equipment & Supplies - 1.4%
Boston Scientific Corp (a)	23,501	1,098,202
Cooper Cos Inc/The (a)	7,442	538,205
		1,636,407
Health Care Providers & Services - 4.7%
Cigna Group/The	3,834	1,069,878
CVS Health Corp	7,403	773,095
Elevance Health Inc	2,155	809,935
Henry Schein Inc (a)	5,133	440,155
Labcorp Holdings Inc	2,262	699,410
UnitedHealth Group Inc	4,155	1,721,833
		5,514,306
Life Sciences Tools & Services - 1.1%
Thermo Fisher Scientific Inc	2,251	1,292,749
Pharmaceuticals - 2.7%
Merck & Co Inc	20,370	2,652,174
Pfizer Inc rights (a)(b)	2,800	15,092
Viatris Inc	25,353	445,199
		3,112,465
TOTAL HEALTH CARE		14,184,407
Industrials - 9.7%
Aerospace & Defense - 0.8%
Textron Inc	10,384	885,340
Air Freight & Logistics - 1.2%
Expeditors International of Washington Inc	2,121	356,095
FedEx Corp	1,691	519,813
United Parcel Service Inc Class B	4,741	494,107
		1,370,015
Building Products - 0.0%
A O Smith Corp	969	58,266
Commercial Services & Supplies - 0.5%
Tetra Tech Inc	20,333	674,242
Electrical Equipment - 0.7%
Acuity Inc	2,323	762,850
Regal Rexnord Corp	473	97,074
		859,924
Ground Transportation - 0.0%
Knight-Swift Transportation Holdings Inc	426	29,620
Machinery - 3.9%
Allison Transmission Holdings Inc	7,451	853,438
Deere & Co	1,969	1,166,967
Dover Corp	2,966	606,903
Mueller Industries Inc	3,600	239,076
PACCAR Inc	3,284	435,721
Pentair PLC	5,107	334,202
Westinghouse Air Brake Technologies Corp	2,948	857,455
		4,493,762
Professional Services - 1.9%
ExlService Holdings Inc (a)	15,971	541,896
KBR Inc	4,632	169,578
Leidos Holdings Inc	2,624	303,334
Maximus Inc	5,660	341,015
Paycom Software Inc	712	116,740
SS&C Technologies Holdings Inc	9,288	715,640
		2,188,203
Trading Companies & Distributors - 0.7%
Ferguson Enterprises Inc	1,690	396,018
Rush Enterprises Inc Class A	4,975	396,955
		792,973
TOTAL INDUSTRIALS		11,352,345
Information Technology - 13.7%
Communications Equipment - 0.4%
Cisco Systems Inc	3,598	417,332
Electronic Equipment, Instruments & Components - 0.5%
TD SYNNEX Corp	2,502	639,761
IT Services - 0.5%
GoDaddy Inc Class A (a)	7,751	641,318
Semiconductors & Semiconductor Equipment - 0.6%
Skyworks Solutions Inc (c)	10,896	678,603
Software - 7.3%
Gen Digital Inc	40,387	1,108,622
Microsoft Corp	13,355	6,206,336
Salesforce Inc	6,084	1,119,578
		8,434,536
Technology Hardware, Storage & Peripherals - 4.4%
Apple Inc	16,716	5,163,740
TOTAL INFORMATION TECHNOLOGY		15,975,290
Materials - 3.2%
Chemicals - 1.1%
Cabot Corp (c)	3,486	306,837
Corteva Inc	11,950	940,585
		1,247,422
Containers & Packaging - 0.7%
Crown Holdings Inc	6,333	746,344
Graphic Packaging Holding CO	11,414	122,472
		868,816
Metals & Mining - 1.4%
Coeur Mining Inc (c)	34,078	508,103
Newmont Corp	12,284	1,151,134
		1,659,237
TOTAL MATERIALS		3,775,475
Real Estate - 0.8%
Real Estate Management & Development - 0.6%
Jones Lang LaSalle Inc (a)	2,044	725,681
Specialized REITs - 0.2%
Lamar Advertising Co Class A	1,977	316,241
TOTAL REAL ESTATE		1,041,922
Utilities - 1.7%
Electric Utilities - 1.5%
Eversource Energy	10,576	757,136
PG&E Corp	53,272	925,867
		1,683,003
Gas Utilities - 0.2%
UGI Corp	7,340	265,121
TOTAL UTILITIES		1,948,124
TOTAL UNITED STATES		106,630,385
TOTAL COMMON STOCKS (Cost $89,132,943)		115,603,881

Money Market Funds - 2.4%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	3.69	1,890,867	1,891,245
Fidelity Securities Lending Cash Central Fund (d)(e)	3.72	917,158	917,250
TOTAL MONEY MARKET FUNDS (Cost $2,808,334)			2,808,495

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $91,941,277)	118,412,376
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(1,774,193)
NET ASSETS - 100.0%	116,638,183

Legend

(a)	Non-income producing.
(b)	Level 3 security.
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	2,432,201	35,917,375	36,458,472	56,295	(20)	161	1,891,245	1,890,867
Fidelity Securities Lending Cash Central Fund	1,246,500	17,984,617	18,313,929	1,885	62	-	917,250	917,158
	3,678,701	53,901,992	54,772,401	58,180	42	161	2,808,495

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	4,858,099	4,858,099	-	-
Consumer Discretionary	14,662,427	14,662,427	-	-
Consumer Staples	10,099,748	10,099,748	-	-
Energy	9,117,425	9,117,425	-	-
Financials	22,833,615	22,687,135	-	146,480
Health Care	17,608,992	17,125,461	468,439	15,092
Industrials	11,884,418	11,884,418	-	-
Information Technology	17,180,946	17,180,946	-	-
Materials	4,368,165	4,368,165	-	-
Real Estate	1,041,922	1,041,922	-	-
Utilities	1,948,124	1,948,124	-	-

Money Market Funds	2,808,495	2,808,495	-	-
Total Investments in Securities:	118,412,376	117,782,365	468,439	161,572
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$115,603,881
Investments in securities, at value - affiliated issuers	2,808,495
Foreign currency held at value	97
Receivable for investments sold	1,193,442
Receivable for fund shares sold	3,941
Dividends receivable	57,232
Reclaims receivable	60,874
Distributions receivable from affiliated funds	2,942
Total assets	119,730,904
Liabilities
Payable for investments purchased	1,925,841
Payable for fund shares redeemed	206,578
Accrued management fee	43,052
Collateral on securities loaned	917,250
Total liabilities	3,092,721
Net Assets	$116,638,183
Net assets consist of:
Paid in capital	54,279,623
Total accumulated earnings (loss)	62,358,560
Net Assets	$116,638,183

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($116,638,183/8,147,220 shares)	$14.32

Other Information
Unaffiliated issuers, cost	89,132,943
Affiliated issuers, cost	2,808,334
Foreign currency holdings, cost	96
Securities loaned, market value	1,382,810
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$2,910,292
Dividends - affiliated issuers	58,180
Security lending income - unaffiliated issuers	135
Interest	7
Total investment income	2,968,614
Expenses
Management fee	660,063
Independent trustees' fees and expenses	538
Total expenses	660,601
Expense reimbursements and reductions	(651)
Total expenses after reductions	659,950
Net investment income (loss)	2,308,664
Net realized gain (loss)
Investments - unaffiliated issuers	40,049,531
Investments - affiliated issuers	42
Foreign currency transactions	(2,816)
Net realized gain (loss)	40,046,757
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(5,966,917)
Investments - affiliated issuers	161
Assets and liabilities in foreign currencies	410
Total change in net unrealized appreciation (depreciation)	(5,966,346)
Net gain (loss)	34,080,411
Net increase (decrease) in net assets resulting from operations	$36,389,075
Other Information
Income from securities lending - Affiliated Issuers	1,885

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,308,664	$3,017,134
Net realized gain (loss)	40,046,757	15,344,315
Change in net unrealized appreciation (depreciation)	(5,966,346)	(10,321,202)
Net increase (decrease) in net assets resulting from operations	36,389,075	8,040,247
Distributions to shareholders
Distributions to shareholders	(20,421,805)	(15,724,201)
Total distributions	(20,421,805)	(15,724,201)
Net increase (decrease) in net assets resulting from share transactions	(56,256,269)	(5,238,425)
Total increase (decrease) in net assets	(40,288,999)	(12,922,379)
Net Assets
Beginning of period	156,927,182	169,849,561
End of period	$116,638,183	$156,927,182
Financial Highlights
Fidelity® Value Discovery K6 Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$12.43	$13.03	$12.40	$12.99	$14.22
Income from Investment Operations
Net investment income (loss) A, B	.20	.23	.24	.21	.21
Net realized and unrealized gain (loss)	3.33	.37	.96	.51	(.12)
Total from investment operations	3.53	.60	1.20	.72	.09
Distributions
Distributions from net investment income	(.23)	(.31)	(.22)	(.17)	(.20)
Distributions from net realized gain	(1.40)	(.90)	(.35)	(1.14)	(1.12)
Total distributions	(1.64) C	(1.20) C	(.57)	(1.31)	(1.32)
Net asset value, end of period	$14.32	$12.43	$13.03	$12.40	$12.99
Total Return D	31.55%	4.99%	10.25%	6.14%	.60%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.45%	.45%	.46%	.45%	.45%
Ratio of expenses to average net assets net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Ratio of expenses to average net assets net of all reductions, if any	.45%	.45%	.45%	.45%	.45%
Ratio of net investment income (loss) to average net assets	1.58%	1.84%	2.02%	1.76%	1.52%
Net assets, end of period	$116,638,183	$156,927,182	$169,849,561	$194,288,556	$137,449,580
Portfolio turnover rate G	77%	61% H	29%	43% H	37% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Value Discovery K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions, losses deferred due to excise tax regulations, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Value Discovery K6 Fund	92,577,618	27,819,845	(1,985,087)	25,834,758

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Value Discovery K6 Fund	8,833,582	27,685,036	25,839,942

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Value Discovery K6 Fund	3,518,556	16,903,249	20,421,805

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Value Discovery K6 Fund	4,203,509	11,520,692	15,724,201

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Value Discovery K6 Fund	109,674,332	183,362,521

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity® Value Discovery K6 Fund	59,971	735,247

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services.

For these services, the fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the fund's average net assets as presented in the table below.

Management Fee Rate %
Fidelity® Value Discovery K6 Fund	0.45

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Value Discovery K6 Fund	1,549

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Value Discovery K6 Fund	15,447,017	14,486,963	5,440,894

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Value Discovery K6 Fund	212	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Value Discovery K6 Fund	513,954

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Value Discovery K6 Fund	651

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Value Discovery K6 Fund
Fidelity® Value Discovery K6 Fund	20,421,805	15,724,201
Total	20,421,805	15,724,201

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Value Discovery K6 Fund
Shares sold	1,942,189	3,793,635	24,596,560	46,597,213
Reinvestment of distributions	1,727,718	1,288,707	20,421,805	15,724,201
Shares redeemed	(8,148,921)	(5,494,041)	(101,274,634)	(67,559,839)
Net increase (decrease)	(4,479,014)	(411,699)	(56,256,269)	(5,238,425)

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Value Discovery K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery K6 Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended,  statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 11, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $31,233,738, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $73,085 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 87% and 63% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.89% and 77.82% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.03% and 3.92% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Discovery K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisesr' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons of the fund relative to funds and classes in the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.9884003.109
FVDK6-ANN-0926
Fidelity® Value Discovery Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Value Discovery Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
CANADA - 1.8%
Consumer Staples - 0.5%
Consumer Staples Distribution & Retail - 0.5%
Alimentation Couche-Tard Inc	299,533	19,446,088
Energy - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Imperial Oil Ltd (United States)	258,742	33,525,201
Materials - 0.5%
Chemicals - 0.5%
Nutrien Ltd (United States)	306,291	21,155,519
TOTAL CANADA		74,126,808
GERMANY - 0.4%
Health Care - 0.4%
Pharmaceuticals - 0.4%
Bayer AG	295,620	16,405,663
IRELAND - 0.5%
Industrials - 0.5%
Trading Companies & Distributors - 0.5%
AerCap Holdings NV	124,453	18,779,958
SWITZERLAND - 0.5%
Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
TE Connectivity PLC	102,747	21,134,030
TAIWAN - 0.5%
Information Technology - 0.5%
Semiconductors & Semiconductor Equipment - 0.5%
Taiwan Semiconductor Manufacturing Co Ltd ADR	54,110	21,873,968
UNITED KINGDOM - 4.0%
Consumer Staples - 1.5%
Personal Care Products - 0.5%
Unilever PLC ADR	316,500	20,069,265
Tobacco - 1.0%
British American Tobacco PLC ADR	692,471	41,998,366
TOTAL CONSUMER STAPLES		62,067,631
Health Care - 2.5%
Pharmaceuticals - 2.5%
Astrazeneca PLC (United States)	301,810	51,199,048
GSK PLC ADR	1,041,660	53,843,406
TOTAL HEALTH CARE		105,042,454
TOTAL UNITED KINGDOM		167,110,085
UNITED STATES - 91.4%
Communication Services - 4.2%
Entertainment - 1.4%
Warner Bros Discovery Inc (a)	2,251,097	59,203,851
Interactive Media & Services - 2.2%
Alphabet Inc Class A	108,241	38,547,867
Meta Platforms Inc Class A	92,515	51,504,026
		90,051,893
Media - 0.6%
Omnicom Group Inc (b)	316,673	24,922,165
TOTAL COMMUNICATION SERVICES		174,177,909
Consumer Discretionary - 12.5%
Broadline Retail - 7.5%
Amazon.com Inc (a)	1,156,308	314,030,127
Diversified Consumer Services - 0.8%
H&R Block Inc	760,271	33,474,732
Hotels, Restaurants & Leisure - 0.5%
Domino's Pizza Inc	54,100	18,796,504
Household Durables - 0.5%
Mohawk Industries Inc (a)	105,031	12,929,316
Toll Brothers Inc	68,171	9,945,467
		22,874,783
Specialty Retail - 2.6%
Abercrombie & Fitch Co Class A (a)	86,300	8,590,302
AutoNation Inc (a)	41,870	8,893,188
Group 1 Automotive Inc	14,200	4,072,134
Lithia Motors Inc	28,600	11,023,012
Lowe's Cos Inc	207,535	43,127,849
Murphy USA Inc	13,944	8,474,605
Ross Stores Inc	89,046	22,356,779
		106,537,869
Textiles, Apparel & Luxury Goods - 0.6%
Deckers Outdoor Corp (a)	121,378	11,759,101
PVH Corp	135,100	11,707,766
		23,466,867
TOTAL CONSUMER DISCRETIONARY		519,180,882
Consumer Staples - 6.7%
Beverages - 1.9%
Keurig Dr Pepper Inc	2,485,351	77,344,123
Consumer Staples Distribution & Retail - 1.8%
Kroger Co/The	502,276	29,001,416
Sprouts Farmers Market Inc (a)	214,748	18,717,436
Target Corp	189,594	27,394,437
		75,113,289
Food Products - 0.3%
Mondelez International Inc	254,553	15,861,197
Household Products - 2.7%
Colgate-Palmolive Co	287,800	26,276,140
Kimberly-Clark Corp (b)	336,556	36,788,936
Procter & Gamble Co/The	339,373	49,036,006
		112,101,082
TOTAL CONSUMER STAPLES		280,419,691
Energy - 7.1%
Oil, Gas & Consumable Fuels - 7.1%
ConocoPhillips	622,090	74,949,403
ExxonMobil Holdings Corp	913,699	142,025,373
Shell PLC ADR	839,044	77,175,267
TOTAL ENERGY		294,150,043
Financials - 19.6%
Banks - 6.6%
Bank of America Corp	1,792,231	111,028,711
M&T Bank Corp	237,891	58,590,175
PNC Financial Services Group Inc/The	58,238	14,551,929
US Bancorp	581,337	36,630,044
Wells Fargo & Co	621,383	53,718,560
		274,519,419
Capital Markets - 3.4%
Ameriprise Financial Inc	47,900	26,145,736
Charles Schwab Corp/The	478,500	50,357,340
Moody's Corp	17,163	8,210,436
Northern Trust Corp	269,584	49,115,509
S&P Global Inc	19,855	8,178,870
		142,007,891
Consumer Finance - 1.0%
Capital One Financial Corp	192,540	40,242,785
Financial Services - 1.8%
Fiserv Inc (a)	177,053	9,550,239
Global Payments Inc (b)	207,351	17,434,072
Sycamore Partners LLC rights (a)(c)	5,855,570	3,162,008
Visa Inc Class A	117,801	43,130,480
		73,276,799
Insurance - 6.4%
Chubb Ltd	224,314	78,662,434
Fidelity National Financial Inc	219,333	11,315,389
Hartford Insurance Group Inc/The	186,517	26,468,627
Marsh & McLennan Cos Inc	188,600	35,775,534
Travelers Companies Inc/The	235,384	88,118,355
Willis Towers Watson PLC	72,248	24,269,548
		264,609,887
Mortgage Real Estate Investment Trusts (REITs) - 0.4%
Annaly Capital Management Inc	916,186	20,815,746
TOTAL FINANCIALS		815,472,527
Health Care - 12.2%
Biotechnology - 2.3%
Biogen Inc (a)	146,461	29,724,260
Gilead Sciences Inc	494,078	64,333,896
		94,058,156
Health Care Equipment & Supplies - 1.4%
Boston Scientific Corp (a)	836,057	39,068,944
Cooper Cos Inc/The (a)	261,509	18,912,330
		57,981,274
Health Care Providers & Services - 4.8%
Cigna Group/The	136,899	38,201,666
CVS Health Corp	279,905	29,230,479
Elevance Health Inc	77,348	29,070,472
Henry Schein Inc (a)	181,500	15,563,625
Labcorp Holdings Inc	79,842	24,687,146
UnitedHealth Group Inc	148,539	61,554,563
		198,307,951
Life Sciences Tools & Services - 1.0%
Thermo Fisher Scientific Inc	83,373	47,881,114
Pharmaceuticals - 2.7%
Merck & Co Inc	734,431	95,622,917
Pfizer Inc rights (a)(c)	53,600	288,904
Viatris Inc	888,940	15,609,786
		111,521,607
TOTAL HEALTH CARE		509,750,102
Industrials - 9.7%
Aerospace & Defense - 0.8%
Textron Inc	373,838	31,873,428
Air Freight & Logistics - 1.3%
CH Robinson Worldwide Inc	12,496	1,846,034
Expeditors International of Washington Inc	78,400	13,162,576
FedEx Corp	63,297	19,457,498
United Parcel Service Inc Class B	170,914	17,812,657
		52,278,765
Building Products - 0.0%
A O Smith Corp	33,891	2,037,866
Commercial Services & Supplies - 0.6%
Tetra Tech Inc	723,800	24,001,208
Electrical Equipment - 0.8%
Acuity Inc	86,600	28,438,574
Regal Rexnord Corp	17,719	3,636,470
		32,075,044
Ground Transportation - 0.0%
Knight-Swift Transportation Holdings Inc	15,951	1,109,073
Machinery - 3.8%
Allison Transmission Holdings Inc	252,144	28,880,574
Deere & Co	70,905	42,023,267
Dover Corp	100,589	20,582,521
Mueller Industries Inc	125,600	8,341,096
PACCAR Inc	103,600	13,745,648
Pentair PLC	192,737	12,612,709
Westinghouse Air Brake Technologies Corp	102,856	29,916,696
		156,102,511
Professional Services - 1.8%
ExlService Holdings Inc (a)	545,300	18,502,029
KBR Inc	162,963	5,966,075
Leidos Holdings Inc	93,105	10,762,938
Maximus Inc	189,878	11,440,150
Paycom Software Inc	25,318	4,151,139
SS&C Technologies Holdings Inc	335,000	25,811,750
		76,634,081
Trading Companies & Distributors - 0.6%
Ferguson Enterprises Inc	61,422	14,393,018
Rush Enterprises Inc Class A	152,079	12,134,383
		26,527,401
TOTAL INDUSTRIALS		402,639,377
Information Technology - 13.7%
Communications Equipment - 0.4%
Cisco Systems Inc	137,781	15,981,218
Electronic Equipment, Instruments & Components - 0.5%
TD SYNNEX Corp	89,084	22,778,779
IT Services - 0.5%
GoDaddy Inc Class A (a)	276,540	22,880,920
Semiconductors & Semiconductor Equipment - 0.6%
Skyworks Solutions Inc (b)	386,918	24,097,253
Software - 7.3%
Gen Digital Inc	1,439,855	39,524,019
Microsoft Corp	474,311	220,421,808
Salesforce Inc	218,678	40,241,126
		300,186,953
Technology Hardware, Storage & Peripherals - 4.4%
Apple Inc	595,158	183,850,258
TOTAL INFORMATION TECHNOLOGY		569,775,381
Materials - 3.3%
Chemicals - 1.1%
Cabot Corp	119,584	10,525,784
Corteva Inc	427,788	33,671,193
		44,196,977
Containers & Packaging - 0.8%
Crown Holdings Inc	236,574	27,880,246
Graphic Packaging Holding CO	399,054	4,281,849
		32,162,095
Metals & Mining - 1.4%
Coeur Mining Inc	1,203,800	17,948,658
Newmont Corp	440,219	41,252,923
		59,201,581
TOTAL MATERIALS		135,560,653
Real Estate - 0.8%
Real Estate Management & Development - 0.6%
Jones Lang LaSalle Inc (a)	72,299	25,668,313
Specialized REITs - 0.2%
Lamar Advertising Co Class A	66,012	10,559,279
TOTAL REAL ESTATE		36,227,592
Utilities - 1.6%
Electric Utilities - 1.5%
Eversource Energy	386,648	27,680,130
PG&E Corp	1,890,645	32,859,410
		60,539,540
Gas Utilities - 0.1%
UGI Corp	258,712	9,344,677
TOTAL UTILITIES		69,884,217
TOTAL UNITED STATES		3,807,238,374
TOTAL COMMON STOCKS (Cost $3,268,158,260)		4,126,668,886

Money Market Funds - 1.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	3.69	69,490,899	69,504,798
Fidelity Securities Lending Cash Central Fund (d)(e)	3.72	4,218,328	4,218,750
TOTAL MONEY MARKET FUNDS (Cost $73,717,504)			73,723,548

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $3,341,875,764)	4,200,392,434
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(34,655,212)
NET ASSETS - 100.0%	4,165,737,222

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	65,177,818	921,681,793	919,609,353	1,736,440	(207)	6,044	69,504,798	69,490,899
Fidelity Securities Lending Cash Central Fund	27,575,100	343,308,424	366,662,675	73,573	(2,099)	-	4,218,750	4,218,328
	92,752,918	1,264,990,217	1,286,272,028	1,810,013	(2,306)	6,044	73,723,548

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Purchases and sales proceeds exclude the value of securities received and delivered through reorganization transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	174,177,909	174,177,909	-	-
Consumer Discretionary	519,180,882	519,180,882	-	-
Consumer Staples	361,933,410	361,933,410	-	-
Energy	327,675,244	327,675,244	-	-
Financials	815,472,527	812,310,519	-	3,162,008
Health Care	631,198,219	614,503,652	16,405,663	288,904
Industrials	421,419,335	421,419,335	-	-
Information Technology	612,783,379	612,783,379	-	-
Materials	156,716,172	156,716,172	-	-
Real Estate	36,227,592	36,227,592	-	-
Utilities	69,884,217	69,884,217	-	-

Money Market Funds	73,723,548	73,723,548	-	-
Total Investments in Securities:	4,200,392,434	4,180,535,859	16,405,663	3,450,912
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$4,126,668,886
Investments in securities, at value - affiliated issuers	73,723,548
Foreign currency held at value	334,303
Receivable for investments sold	41,428,446
Receivable for fund shares sold	2,805,885
Dividends receivable	3,679,232
Distributions receivable from affiliated funds	146,883
Prepaid expenses	520
Receivable from investment adviser for expense reductions	70,000
Total assets	4,248,857,703
Liabilities
Payable for investments purchased	71,892,304
Payable for fund shares redeemed	5,403,869
Accrued management fee	1,490,029
Distribution and service plan fees payable	51,837
Other payables and accrued expenses	63,692
Collateral on securities loaned	4,218,750
Total liabilities	83,120,481
Net Assets	$4,165,737,222
Net assets consist of:
Paid in capital	2,679,694,917
Total accumulated earnings (loss)	1,486,042,305
Net Assets	$4,165,737,222

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($142,464,385/3,135,531 shares) a	$45.44
Maximum offering price per share (100/94.25 of $45.44)	$48.21
Class M
Net Asset Value and redemption price per share ($35,303,392/778,358 shares) a	$45.36
Maximum offering price per share (100/96.50 of $45.36)	$47.00
Class C
Net Asset Value and offering price per share ($10,287,816/227,468 shares) a	$45.23
Fidelity® Value Discovery Fund
Net Asset Value, offering price and redemption price per share ($3,581,389,051/78,599,627 shares)	$45.56
Class K
Net Asset Value, offering price and redemption price per share ($37,159,020/815,018 shares)	$45.59
Class I
Net Asset Value, offering price and redemption price per share ($137,069,776/3,012,212 shares)	$45.50
Class Z
Net Asset Value, offering price and redemption price per share ($222,063,782/4,875,980 shares)	$45.54

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	3,268,158,260
Affiliated issuers, cost	73,717,504
Foreign currency holdings, cost	333,736
Securities loaned, market value	54,046,410
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$69,568,597
Dividends - affiliated issuers	1,810,013
Security lending income - unaffiliated issuers	10,714
Interest	3,129
Total investment income	71,392,453
Expenses
Basic management fee	21,979,085
Performance adjustment	(6,140,762)
Distribution and service plan fees	506,698
Custodian fees and expenses	41,201
Independent trustees' fees and expenses	12,176
Registration fees	276,248
Audit	72,388
Legal	9,436
Interest	13,907
Commitment fee	4,986
Miscellaneous	44,167
Total expenses	16,819,530
Expense reimbursements and reductions	(107,004)
Total expenses after reductions	16,712,526
Net investment income (loss)	54,679,927
Net realized gain (loss)
Investments - unaffiliated issuers	724,731,707
Investments - affiliated issuers	(2,306)
Foreign currency transactions	(4,542)
Net realized gain (loss)	724,724,859
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	212,887,874
Investments - affiliated issuers	6,044
Assets and liabilities in foreign currencies	(13,715)
Total change in net unrealized appreciation (depreciation)	212,880,203
Net gain (loss)	937,605,062
Net increase (decrease) in net assets resulting from operations	$992,284,989
Other Information
Income from securities lending - Affiliated Issuers	73,573

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$54,679,927	$57,137,471
Net realized gain (loss)	724,724,859	186,339,109
Change in net unrealized appreciation (depreciation)	212,880,203	(103,222,515)
Net increase (decrease) in net assets resulting from operations	992,284,989	140,254,065
Distributions to shareholders
Distributions to shareholders	(291,824,961)	(162,973,359)
Total distributions	(291,824,961)	(162,973,359)
Net increase (decrease) in net assets resulting from share transactions	316,434,229	40,710,463
Total increase (decrease) in net assets	1,016,894,257	17,991,169
Net Assets
Beginning of period	3,148,842,965	3,130,851,796
End of period	$4,165,737,222	$3,148,842,965
Financial Highlights
Fidelity® Advisor Value Discovery Fund Class A

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$39.81
Income from Investment Operations
Net investment income (loss) B, C	.41
Net realized and unrealized gain (loss)	8.64
Total from investment operations	9.05
Distributions
Distributions from net investment income	(.69)
Distributions from net realized gain	(2.73)
Total distributions	(3.42)
Net asset value, end of period	$45.44
Total Return D, E, F	24.71%
Ratios and Supplemental Data B, G, H
Ratio of expenses to average net assets before reductions	.75% I
Ratio of expenses to average net assets net of fee waivers, if any	.75% I
Ratio of expenses to average net assets net of all reductions, if any	.75% I
Ratio of net investment income (loss) to average net assets	1.16% I
Net assets, end of period	$142,464,385
Portfolio turnover rate K	92% J

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DTotal returns do not include the effect of the sales charges.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Advisor Value Discovery Fund Class M

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$39.81
Income from Investment Operations
Net investment income (loss) B, C	.32
Net realized and unrealized gain (loss)	8.63
Total from investment operations	8.95
Distributions
Distributions from net investment income	(.67)
Distributions from net realized gain	(2.73)
Total distributions	(3.40)
Net asset value, end of period	$45.36
Total Return D, E, F	24.41%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	1.00% I
Ratio of expenses to average net assets net of fee waivers, if any	1.00% I
Ratio of expenses to average net assets net of all reductions, if any	1.00% I
Ratio of net investment income (loss) to average net assets	.90% I
Net assets, end of period	$35,303,392
Portfolio turnover rate K	92% J

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns do not include the effect of the sales charges.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Advisor Value Discovery Fund Class C

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$39.81
Income from Investment Operations
Net investment income (loss) B, C	.15
Net realized and unrealized gain (loss)	8.61
Total from investment operations	8.76
Distributions
Distributions from net investment income	(.61)
Distributions from net realized gain	(2.73)
Total distributions	(3.34)
Net asset value, end of period	$45.23
Total Return D, E, F	23.87%
Ratios and Supplemental Data C, G, H
Ratio of expenses to average net assets before reductions	1.50% I
Ratio of expenses to average net assets net of fee waivers, if any	1.50% I
Ratio of expenses to average net assets net of all reductions, if any	1.50% I
Ratio of net investment income (loss) to average net assets	.41% I
Net assets, end of period	$10,287,816
Portfolio turnover rate K	92% J

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns do not include the effect of the contingent deferred sales charge.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
IAnnualized.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Value Discovery Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$37.96	$38.03	$36.46	$36.10	$37.95
Income from Investment Operations
Net investment income (loss) A, B	.62	.68	.66	.48	.45
Net realized and unrealized gain (loss)	10.40	1.18	2.74	1.53	(.48)
Total from investment operations	11.02	1.86	3.40	2.01	(.03)
Distributions
Distributions from net investment income	(.69)	(.68)	(.58)	(.44)	(.43)
Distributions from net realized gain	(2.73)	(1.25)	(1.26)	(1.21)	(1.40)
Total distributions	(3.42)	(1.93)	(1.83) C	(1.65)	(1.82) C
Net asset value, end of period	$45.56	$37.96	$38.03	$36.46	$36.10
Total Return D	31.12%	5.09%	9.99%	5.83%	(.21)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.45%	.49%	.64%	.84%	.80%
Ratio of expenses to average net assets net of fee waivers, if any	.45%	.49%	.64%	.83%	.80%
Ratio of expenses to average net assets net of all reductions, if any	.45%	.49%	.64%	.83%	.80%
Ratio of net investment income (loss) to average net assets	1.54%	1.82%	1.85%	1.37%	1.20%
Net assets, end of period	$3,581,389,051	$3,086,941,851	$3,065,869,570	$2,911,436,316	$2,895,399,605
Portfolio turnover rate H	92% G	59% I	33%	24% I	34% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Value Discovery Fund Class K

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$37.98	$38.07	$36.49	$36.13	$37.98
Income from Investment Operations
Net investment income (loss) A, B	.67	.71	.70	.51	.49
Net realized and unrealized gain (loss)	10.39	1.18	2.74	1.54	(.48)
Total from investment operations	11.06	1.89	3.44	2.05	.01
Distributions
Distributions from net investment income	(.72)	(.73)	(.60)	(.47)	(.46)
Distributions from net realized gain	(2.73)	(1.25)	(1.26)	(1.21)	(1.40)
Total distributions	(3.45)	(1.98)	(1.86)	(1.69) C	(1.86)
Net asset value, end of period	$45.59	$37.98	$38.07	$36.49	$36.13
Total Return D	31.22%	5.17%	10.10%	5.92%	(.12)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.38%	.41%	.52%	.75%	.70%
Ratio of expenses to average net assets net of fee waivers, if any	.38%	.41%	.52%	.74%	.70%
Ratio of expenses to average net assets net of all reductions, if any	.38%	.41%	.52%	.74%	.70%
Ratio of net investment income (loss) to average net assets	1.68%	1.89%	1.97%	1.47%	1.30%
Net assets, end of period	$37,159,020	$61,901,114	$64,982,226	$17,672,119	$59,650,441
Portfolio turnover rate H	92% G	59% I	33%	24% I	34% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Advisor Value Discovery Fund Class I

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$39.81
Income from Investment Operations
Net investment income (loss) B, C	.48
Net realized and unrealized gain (loss)	8.66
Total from investment operations	9.14
Distributions
Distributions from net investment income	(.72)
Distributions from net realized gain	(2.73)
Total distributions	(3.45)
Net asset value, end of period	$45.50
Total Return D, E	24.96%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.50% H
Ratio of expenses to average net assets net of fee waivers, if any	.50% H
Ratio of expenses to average net assets net of all reductions, if any	.50% H
Ratio of net investment income (loss) to average net assets	1.30% H
Net assets, end of period	$137,069,776
Portfolio turnover rate J	92% I

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DTotal returns for periods of less than one year are not annualized.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.
IThe portfolio turnover rate does not include the assets acquired in the reorganization.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Advisor Value Discovery Fund Class Z

Years ended July 31,	2026 A
Selected Per Share Data
Net asset value, beginning of period	$39.81
Income from Investment Operations
Net investment income (loss) B, C	.51
Net realized and unrealized gain (loss)	8.68
Total from investment operations	9.19
Distributions
Distributions from net investment income	(.73)
Distributions from net realized gain	(2.73)
Total distributions	(3.46)
Net asset value, end of period	$45.54
Total Return D, E	25.09%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	.39% H
Ratio of expenses to average net assets net of fee waivers, if any	.39% H
Ratio of expenses to average net assets net of all reductions, if any	.38% H
Ratio of net investment income (loss) to average net assets	1.39% H
Net assets, end of period	$222,063,782
Portfolio turnover rate J	92% I

AFor the period September 11, 2025 (commencement of sale of shares) through July 31, 2026.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns for periods of less than one year are not annualized.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAnnualized.
IThe portfolio turnover rate does not include the assets acquired in the reorganization.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Value Discovery Fund	Class A, Class M, Class C, Fidelity® Value Discovery Fund, Class K, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

During the reporting period the class(es) listed below commenced sale of shares.

Class Name	Commencement Date
Class A	9/11/2025
Class M	9/11/2025
Class C	9/11/2025
Class I	9/11/2025
Class Z	9/11/2025

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Value Discovery Fund	3,355,863,101	919,266,158	(74,736,825)	844,529,333

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Value Discovery Fund	221,153,773	420,254,788	844,633,744

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Value Discovery Fund	84,403,339	207,421,623	291,824,962

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Value Discovery Fund	58,015,574	104,957,785	162,973,359

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, securities acquired in the reorganization and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Value Discovery Fund	3,270,023,709	3,365,203,365

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Value Discovery Fund	19,643	219,837	735,247

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class subject to a performance adjustment. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

The management fee is determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Value Discovery Fund
Class A	0.70%
Class M	0.70%
Class C	0.72%
Fidelity® Value Discovery Fund	0.65%
Class K	0.56%
Class I	0.68%
Class Z	0.56%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Value Discovery Fund
Class A	0.66
Class M	0.66
Class C	0.66
Fidelity® Value Discovery Fund	0.61
Class K	0.54
Class I	0.66
Class Z	0.54

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity® Value Discovery Fund	Russell 3000® Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity® Value Discovery Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (0.17)%. The performance adjustment rate may differ for classes that were not in existence for the entire reporting period.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Value Discovery Fund
Class A	-	.25	279,276	2,491
Class M	.25	.25	139,475	-
Class C	.75	.25	87,947	6,111
			506,698	8,602

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Value Discovery Fund
Class A A	5.75	1.00	17,809
Class M A	3.50	.25	837
Class C B	-	1.00	273
			18,919

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Value Discovery Fund	26,426

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Value Discovery Fund	Borrower	55,260,000	4.53	13,907

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Value Discovery Fund	459,531,677	397,392,090	144,795,023

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Value Discovery Fund	8,934	1,990	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Value Discovery Fund	51,780,449

  7. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses and/or a portion of class-level operating expenses as presented in the table below.

Reimbursement /Waiver ($)
Fidelity® Value Discovery Fund
Class A	2,908
Class M	730
Class C	249
Fidelity® Value Discovery Fund	73,848
Class K	1,557
Class I	694
Class Z	347

Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Value Discovery Fund	26,671

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025
Fidelity® Value Discovery Fund
Class A (Commencement of sale of shares September 11, 2025)	3,839,549	-
Class M (Commencement of sale of shares September 11, 2025)	939,652	-
Class C (Commencement of sale of shares September 11, 2025)	299,022	-
Fidelity® Value Discovery Fund	279,768,457	159,609,686
Class K	5,709,779	3,363,673
Class I (Commencement of sale of shares September 11, 2025)	915,257	-
Class Z (Commencement of sale of shares September 11, 2025)	353,245	-
Total	291,824,961	162,973,359

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Value Discovery Fund
Class A (Commencement of sale of shares September 11, 2025)
Shares sold	174,911	-	7,068,225	-
Issued in exchange for the shares of the Acquired Fund(s)	3,254,775	-	122,021,412	-
Reinvestment of distributions	96,511	-	3,721,268	-
Shares redeemed	(390,666)	-	(15,754,991)	-
Net increase (decrease)	3,135,531	-	117,055,914	-
Class M (Commencement of sale of shares September 11, 2025)
Shares sold	22,086	-	885,844	-
Issued in exchange for the shares of the Acquired Fund(s)	816,811	-	30,614,083	-
Reinvestment of distributions	23,951	-	923,136	-
Shares redeemed	(84,490)	-	(3,404,762)	-
Net increase (decrease)	778,358	-	29,018,301	-
Class C (Commencement of sale of shares September 11, 2025)
Shares sold	18,874	-	750,735	-
Issued in exchange for the shares of the Acquired Fund(s)	281,499	-	10,550,568	-
Reinvestment of distributions	7,184	-	276,750	-
Shares redeemed	(80,089)	-	(3,202,952)	-
Net increase (decrease)	227,468	-	8,375,101	-
Fidelity® Value Discovery Fund
Shares sold	18,988,649	21,472,566	757,611,949	798,650,113
Reinvestment of distributions	4,559,964	2,570,570	172,037,465	94,828,810
Shares redeemed	(26,271,409)	(23,338,672)	(1,038,197,089)	(849,906,651)
Net increase (decrease)	(2,722,796)	704,464	(108,547,675)	43,572,272
Class K
Shares sold	33,520	62,913	1,347,301	2,342,212
Reinvestment of distributions	151,124	91,149	5,709,779	3,363,673
Shares redeemed	(999,457)	(231,125)	(40,290,744)	(8,567,694)
Net increase (decrease)	(814,813)	(77,063)	(33,233,664)	(2,861,809)
Class I (Commencement of sale of shares September 11, 2025)
Shares sold	3,267,771	-	129,113,046	-
Issued in exchange for the shares of the Acquired Fund(s)	825,855	-	30,961,317	-
Reinvestment of distributions	21,191	-	816,743	-
Shares redeemed	(1,102,605)	-	(45,462,276)	-
Net increase (decrease)	3,012,212	-	115,428,830	-
Class Z (Commencement of sale of shares September 11, 2025)
Shares sold	6,576,437	-	259,562,081	-
Issued in exchange for the shares of the Acquired Fund(s)	344,780	-	12,925,803	-
Reinvestment of distributions	7,211	-	277,876	-
Shares redeemed	(2,052,448)	-	(84,428,338)	-
Net increase (decrease)	4,875,980	-	188,337,422	-

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

  12. Reorganization Information.
On September 19, 2025, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Equity Value Fund (Acquired Fund) pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees.  The securities held by the Acquired Fund were the primary assets acquired by the Fund. In addition, the Board approved the creation of additional classes of shares that commenced sale of shares on September 11, 2025. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Advisor Equity Value Fund	206,644,068	45,539,880
Class A			122,021,412	5,247,854	0.6202107229
Class M			30,614,083	1,314,061	0.6215928495
Class C			10,550,568	464,633	0.6058511206
Class I			30,961,317	1,288,749	0.6408188850
Class Z			12,925,803	543,143	0.6347879435

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Value Discovery Fund	3,273,967,273	3,481,040,456

Pro forma results of operations of the combined entity for the entire period ended July 31, 2026, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$55,136,606
Total net realized gain (loss)	728,325,906
Total change in net unrealized appreciation (depreciation)	218,088,964
Net increase (decrease) in net assets resulting from operations	$1,001,551,476

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's accompanying Statement of Operations since September 19, 2025.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Value Discovery Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 18, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Fidelity® Value Discovery Fund (Acquiring Fund) hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $473,609,473, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity® Advisor Equity Value Fund (Target Fund) hereby designates as a capital gain dividend with respect to the taxable year ended September 19, 2025, $16,126,846, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity® Value Discovery Fund (Acquiring Fund) designates 100% of the short-term capital gain dividends distributed in July, during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Fidelity® Value Discovery Fund (Acquiring Fund) designates $1,633,392 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

 Fidelity® Advisor Equity Value Fund (Target Fund) designates $33,058 of distributions paid during the fiscal year ended 2025 as qualifying to be taxed as section 163(j) interest dividends.

Fidelity® Value Discovery Fund (Acquiring Fund): Class A designates 87% and 46%; Class M designates 87% and 48%; Class C designates 87% and 54%; Fidelity® Value Discovery Fund designates 87% and 46%; Class K designates 85% and 45%; Class I designates 87% and 44%; and Class Z designates 87% and 44%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity® Advisor Equity Value Fund (Target Fund): Class A designates 100% and 100%; Class M designates 100% and 100%; Class C designates 100% and 100%; Class I designates 99% and 100%; and Class Z designates 94% and 100%; of the dividends distributed in December 2024 and September 2025, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity® Value Discovery Fund (Acquiring Fund): Class A designates 100% and 56.11%; Class M designates 100% and 58.77%; Class C designates 100% and 65.57%; Fidelity® Value Discovery Fund designates 100% and 56.30%; Class K designates 98.68% and 55.00%; Class I designates 100% and 53.76%; and Class Z designates 100% and 53.16%; of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity® Advisor Equity Value Fund (Target Fund): Class A, Class C, Class M, Class I, and Class Z designate 100% of the dividends distributed in December 2024 and September 2025, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity® Value Discovery Fund (Acquiring Fund): Class A designates 0.00% and 2.93%; Class M designates 0.00% and 3.06%; Class C designates 0.00% and 3.42%; Fidelity® Value Discovery Fund designates 0.00% and 2.94%; Class K designates 0.10% and 2.87%; Class I designates 0.00% and 2.80%; and Class Z designates 0.00% and 2.77%; of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Value Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.788864.123
FVD-ANN-0926
Fidelity® Series Intrinsic Opportunities Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Series Intrinsic Opportunities Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 97.3%
	Shares	Value ($)
AUSTRIA - 0.4%
Materials - 0.4%
Construction Materials - 0.3%
Wienerberger AG (b)	306,200	7,506,790
Containers & Packaging - 0.1%
Mayr Melnhof Karton AG	36,100	3,459,346
TOTAL AUSTRIA		10,966,136
CANADA - 0.7%
Consumer Staples - 0.7%
Consumer Staples Distribution & Retail - 0.7%
Alimentation Couche-Tard Inc	276,100	17,924,786
CHINA - 0.3%
Consumer Discretionary - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Shenzhou International Group Holdings Ltd	384,100	2,183,410
Information Technology - 0.2%
Electronic Equipment, Instruments & Components - 0.2%
VSTECS Holdings Ltd	5,253,800	6,297,272
TOTAL CHINA		8,480,682
FRANCE - 1.1%
Communication Services - 0.0%
Media - 0.0%
IPSOS SA	19,400	799,543
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Maisons du Monde SA (a)(c)(d)	199,100	37,791
Mr Bricolage SA (a)	115,679	549,588
TOTAL CONSUMER DISCRETIONARY		587,379
Consumer Staples - 0.1%
Food Products - 0.1%
Societe LDC SADIR	10,900	1,432,904
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
TotalEnergies SE (United States)	127,483	11,200,656
Industrials - 0.2%
Ground Transportation - 0.2%
Stef SA	29,960	4,677,850
Information Technology - 0.4%
IT Services - 0.4%
Sopra Steria Group	54,100	11,416,532
TOTAL FRANCE		30,114,864
GERMANY - 0.3%
Industrials - 0.3%
Machinery - 0.3%
JOST Werke SE (c)(d)	113,400	7,571,421
GREECE - 0.5%
Consumer Discretionary - 0.2%
Distributors - 0.0%
Autohellas Tourist and Trading SA	124,300	1,662,704
Specialty Retail - 0.2%
JUMBO SA	161,800	4,515,228
TOTAL CONSUMER DISCRETIONARY		6,177,932
Consumer Staples - 0.3%
Personal Care Products - 0.3%
Sarantis SA	447,598	7,484,141
TOTAL GREECE		13,662,073
HONG KONG - 0.2%
Communication Services - 0.1%
Media - 0.1%
Pico Far East Holdings Ltd	7,252,000	2,080,613
Financials - 0.1%
Consumer Finance - 0.1%
Aeon Credit Service Asia Co Ltd	2,265,940	2,542,624
Materials - 0.0%
Chemicals - 0.0%
EcoGreen International Group Ltd (a)(e)	1,000,000	1
TOTAL HONG KONG		4,623,238
INDIA - 0.0%
Industrials - 0.0%
Building Products - 0.0%
Euro Ceramics Ltd (a)(e)	5,000	0
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Redington Ltd	739,442	2,492,491
TOTAL INDIA		2,492,491
ITALY - 0.4%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Brembo NV	28,200	343,724
Consumer Staples - 0.4%
Beverages - 0.3%
Coca-Cola HBC AG	110,900	7,488,220
Consumer Staples Distribution & Retail - 0.1%
MARR SpA (b)	246,468	1,810,447
TOTAL CONSUMER STAPLES		9,298,667
TOTAL ITALY		9,642,391
JAPAN - 2.2%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
ARCLANDS CORP	170,700	2,050,187
Consumer Staples - 0.0%
Household Products - 0.0%
Transaction Co Ltd	65,000	488,331
Industrials - 0.9%
Air Freight & Logistics - 0.2%
Hamakyorex Co Ltd	380,800	4,368,553
Machinery - 0.3%
Daiwa Ltd	598,600	6,453,530
Tocalo Co Ltd	149,700	2,685,029
		9,138,559
Professional Services - 0.1%
Altech Corp	107,859	557,432
Quick Co Ltd	277,281	1,348,362
Will Group Inc	102,800	698,337
		2,604,131
Trading Companies & Distributors - 0.3%
ITOCHU Corp	595,000	7,467,019
Mitani Corp	29,700	539,326
Totech Corp	65,643	1,582,203
		9,588,548
TOTAL INDUSTRIALS		25,699,791
Information Technology - 0.8%
Electronic Equipment, Instruments & Components - 0.0%
Riken Keiki Co Ltd	50,800	1,097,721
IT Services - 0.0%
TDC Soft Inc	226,914	1,509,545
Semiconductors & Semiconductor Equipment - 0.6%
Renesas Electronics Corp	590,300	11,831,831
SUMCO Corp	217,900	4,429,912
		16,261,743
Software - 0.2%
Cresco Ltd	201,600	2,041,471
System Research Co Ltd (b)	187,600	2,151,660
		4,193,131
TOTAL INFORMATION TECHNOLOGY		23,062,140
Materials - 0.2%
Chemicals - 0.2%
C Uyemura & Co Ltd	31,500	4,371,695
Utilities - 0.2%
Electric Utilities - 0.2%
Kansai Electric Power Co Inc/The	341,400	5,170,324
TOTAL JAPAN		60,842,468
KOREA (SOUTH) - 0.0%
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
InBody Co Ltd	27,500	869,420
Value Added Technology Co Ltd	55,500	663,746

TOTAL KOREA (SOUTH)		1,533,166
NETHERLANDS - 0.2%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Acomo NV	95,200	2,612,762
Financials - 0.1%
Capital Markets - 0.1%
Van Lanschot Kempen NV depository receipt	24,700	1,852,806
TOTAL NETHERLANDS		4,465,568
NORWAY - 0.2%
Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Europris ASA (c)(d)	496,226	4,466,165
PUERTO RICO - 0.4%
Financials - 0.4%
Financial Services - 0.4%
EVERTEC Inc	346,200	10,538,328
SINGAPORE - 0.1%
Consumer Discretionary - 0.1%
Specialty Retail - 0.1%
Hour Glass Ltd/The	1,393,800	2,994,356
SPAIN - 0.7%
Consumer Discretionary - 0.4%
Automobile Components - 0.4%
CIE Automotive SA	358,900	10,946,744
Financials - 0.1%
Banks - 0.1%
Bankinter SA	155,300	2,852,811
Industrials - 0.2%
Air Freight & Logistics - 0.2%
Logista Integral SA	124,500	5,311,985
TOTAL SPAIN		19,111,540
SWEDEN - 0.1%
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Alligo AB B Shares	236,687	3,445,088
SWITZERLAND - 0.6%
Consumer Discretionary - 0.6%
Automobile Components - 0.6%
Garrett Motion Inc	527,300	16,425,395
UNITED KINGDOM - 1.8%
Consumer Discretionary - 0.6%
Broadline Retail - 0.2%
B&M European Value Retail plc	1,435,000	4,305,131
Distributors - 0.3%
Inchcape PLC	831,700	9,398,945
Diversified Consumer Services - 0.0%
ME Group International PLC	355,900	531,468
Specialty Retail - 0.1%
Dunelm Group PLC	129,500	1,517,570
TOTAL CONSUMER DISCRETIONARY		15,753,114
Consumer Staples - 0.2%
Tobacco - 0.2%
Imperial Brands PLC	132,400	5,024,696
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
DCC Energy plc	134,700	11,491,604
Industrials - 0.6%
Passenger Airlines - 0.2%
JET2 PLC	253,350	5,258,368
Trading Companies & Distributors - 0.4%
RS GROUP PLC	1,295,531	12,248,554
TOTAL INDUSTRIALS		17,506,922
TOTAL UNITED KINGDOM		49,776,336
UNITED STATES - 87.1%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Cars.com Inc (a)(b)	649,000	7,690,649
Consumer Discretionary - 9.3%
Automobile Components - 1.0%
Aptiv PLC (a)	174,000	9,825,780
LCI Industries	52,600	5,384,136
Lear Corp	28,900	3,775,496
Patrick Industries Inc	62,750	5,180,013
Versigent PLC	58,000	2,398,300
		26,563,725
Automobiles - 0.9%
General Motors Co	285,500	25,369,530
Diversified Consumer Services - 1.2%
Carriage Services Inc	116,300	4,695,031
Covista Inc (a)	53,139	6,634,404
Grand Canyon Education Inc (a)	76,800	11,162,113
Laureate Education Inc (a)	249,366	9,553,211
Service Corp International/US	26,900	2,318,511
		34,363,270
Hotels, Restaurants & Leisure - 0.6%
Cheesecake Factory Inc/The (b)	149,700	15,182,574
Household Durables - 1.3%
KB Home	192,300	10,570,731
M/I Homes Inc (a)	78,700	11,500,431
Meritage Homes Corp	190,700	13,387,140
		35,458,302
Leisure Products - 0.1%
BRP Inc Subordinate Voting Shares	35,500	2,193,537
Specialty Retail - 1.9%
Academy Sports & Outdoors Inc	224,000	10,628,800
Bath & Body Works Inc	339,000	6,820,680
Caleres Inc	224,667	2,884,724
Dick's Sporting Goods Inc	35,500	6,954,805
Lithia Motors Inc	40,000	15,416,800
Murphy USA Inc	15,800	9,602,608
		52,308,417
Textiles, Apparel & Luxury Goods - 2.3%
Crocs Inc (a)	138,800	17,767,788
Oxford Industries Inc (b)	109,400	4,148,448
PVH Corp	45,200	3,917,032
Steven Madden Ltd	319,400	14,717,952
VF Corp	431,800	6,183,376
Wolverine World Wide Inc	902,287	17,757,008
		64,491,604
TOTAL CONSUMER DISCRETIONARY		255,930,959
Consumer Staples - 5.4%
Beverages - 2.0%
Constellation Brands Inc Class A	95,500	12,436,965
Keurig Dr Pepper Inc	645,700	20,094,184
Primo Brands Corp Class A (b)	1,009,200	22,908,840
		55,439,989
Consumer Staples Distribution & Retail - 2.1%
Dollar Tree Inc (a)	107,900	13,725,959
Performance Food Group Co (a)	354,000	40,494,060
Target Corp	33,100	4,782,619
		59,002,638
Food Products - 0.4%
Ingredion Inc	103,400	10,284,164
Household Products - 0.6%
Kimberly-Clark Corp (b)	141,100	15,423,641
Personal Care Products - 0.3%
Kenvue Inc	384,400	7,395,856
TOTAL CONSUMER STAPLES		147,546,288
Energy - 5.0%
Oil, Gas & Consumable Fuels - 5.0%
Antero Resources Corp (a)	469,800	16,978,572
Core Natural Resources Inc	173,409	13,844,975
Diamondback Energy Inc	133,500	27,093,825
Energy Transfer LP	662,500	13,488,500
Gulfport Energy Corp (a)	32,000	5,163,840
Ovintiv Inc	461,400	28,819,044
Range Resources Corp	311,200	12,491,568
Shell PLC	226,351	10,360,471
Sunococorp LLC	114,793	8,774,777
Unit Corp	9,900	299,475
TOTAL ENERGY		137,315,047
Financials - 24.7%
Banks - 10.3%
Camden National Corp	44,243	2,561,227
Citigroup Inc	209,500	27,748,275
East West Bancorp Inc	85,800	11,239,800
FNB Corp/PA	1,034,000	19,542,600
Hancock Whitney Corp	194,700	14,991,900
Huntington Bancshares Inc/OH	820,890	13,987,966
KeyCorp	1,167,100	26,364,789
Old National Bancorp/IN	553,300	14,739,912
Pinnacle Financial Partners Inc	252,485	26,568,997
Plumas Bancorp	75,892	4,652,939
QCR Holdings Inc	81,400	8,380,130
United Community Banks Inc/GA	491,000	17,401,040
US Bancorp	435,700	27,453,457
Washington Trust Bancorp Inc (b)	106,400	4,147,472
Wells Fargo & Co	458,300	39,620,035
West BanCorp Inc (b)	164,600	4,617,030
Wintrust Financial Corp	117,300	18,714,042
		282,731,611
Capital Markets - 6.8%
Ameriprise Financial Inc	37,700	20,578,168
Bank of New York Mellon Corp/The	93,400	14,601,222
Federated Hermes Inc Class B	286,700	17,190,532
Lazard Inc	465,322	19,720,346
LPL Financial Holdings Inc	29,300	10,363,410
Raymond James Financial Inc	123,400	21,715,932
SEI Investments Co	144,800	14,911,504
State Street Corp	196,700	36,224,272
Stifel Financial Corp	370,550	30,722,301
		186,027,687
Consumer Finance - 0.6%
Capital One Financial Corp	93,346	19,510,247
Financial Services - 0.9%
Corpay Inc (a)	55,500	21,207,105
WEX Inc (a)	19,800	3,701,808
		24,908,913
Insurance - 6.1%
American Financial Group Inc/OH	94,100	13,335,852
Arthur J Gallagher & Co	33,700	8,405,454
First American Financial Corp	256,200	19,212,438
Hartford Insurance Group Inc/The	64,800	9,195,768
Marsh & McLennan Cos Inc	49,300	9,351,717
Primerica Inc	80,400	25,724,784
Reinsurance Group of America Inc	60,600	14,353,110
Stewart Information Services Corp (b)	190,799	12,896,104
Travelers Companies Inc/The	67,900	25,419,044
Unum Group	208,800	17,979,768
Willis Towers Watson PLC	32,500	10,917,400
		166,791,439
TOTAL FINANCIALS		679,969,897
Health Care - 10.7%
Biotechnology - 1.4%
Biogen Inc (a)	104,700	21,248,865
Gilead Sciences Inc	132,800	17,291,888
		38,540,753
Health Care Providers & Services - 6.4%
Cigna Group/The	63,100	17,608,055
CVS Health Corp	235,700	24,614,151
Elevance Health Inc	18,600	6,990,624
Henry Schein Inc (a)	323,100	27,705,825
Labcorp Holdings Inc	96,400	29,806,880
Molina Healthcare Inc (a)	53,500	10,465,670
Quest Diagnostics Inc	58,300	13,584,483
Tenet Healthcare Corp (a)	88,600	22,573,508
UnitedHealth Group Inc	34,100	14,131,040
Universal Health Services Inc Class B	56,000	9,432,640
		176,912,876
Health Care Technology - 0.2%
Waystar Holding Corp (a)	267,000	5,636,369
Life Sciences Tools & Services - 0.8%
Avantor Inc (a)	446,100	6,147,258
ICON PLC (a)	92,300	15,097,050
		21,244,308
Pharmaceuticals - 1.9%
Elanco Animal Health Inc (a)	1,153,600	30,420,433
Phibro Animal Health Corp Class A	77,489	2,815,175
Royalty Pharma PLC Class A	115,700	6,760,351
Viatris Inc	728,090	12,785,260
		52,781,219
TOTAL HEALTH CARE		295,115,525
Industrials - 16.4%
Aerospace & Defense - 1.6%
Cadre Holdings Inc (b)	159,200	4,908,136
Huntington Ingalls Industries Inc	39,600	12,927,420
Textron Inc	156,500	13,343,190
V2X Inc (a)	151,800	13,698,432
		44,877,178
Air Freight & Logistics - 0.7%
FedEx Corp	50,900	15,646,660
Radiant Logistics Inc (a)	533,350	4,394,804
		20,041,464
Building Products - 1.4%
Builders FirstSource Inc (a)	61,900	4,112,636
Gibraltar Industries Inc (a)	200,300	8,464,678
Hayward Holdings Inc (a)	661,752	10,012,308
Janus International Group Inc (a)	1,854,368	9,512,908
Resideo Technologies Inc (a)	209,700	7,192,710
		39,295,240
Commercial Services & Supplies - 1.6%
Brady Corp Class A	171,900	16,205,013
Brink's Co/The	104,786	12,411,902
HNI Corp	324,686	14,614,117
		43,231,032
Construction & Engineering - 0.9%
Bowman Consulting Group Ltd (a)	88,800	2,384,280
WillScot Holdings Corp	920,900	22,359,452
		24,743,732
Electrical Equipment - 1.2%
Acuity Inc	33,900	11,132,421
Allient Inc	220,400	19,276,184
LSI Industries Inc	97,702	2,285,250
		32,693,855
Ground Transportation - 0.3%
Fedex Freight Holding Co Inc	26,350	3,702,966
Proficient Auto Logistics Inc (a)	194,485	1,330,276
Universal Logistics Holdings Inc	171,038	2,288,488
		7,321,730
Machinery - 4.6%
Cummins Inc	21,600	13,698,720
Enpro Inc	46,900	14,722,848
Esab Corp (b)	70,300	6,083,059
Gates Industrial Corp Ltd	847,900	23,724,242
Hillman Solutions Corp (a)(b)	1,228,500	9,668,295
Middleby Corp/The (a)	9,100	1,215,578
Midera Food Processing Inc	9,100	436,345
Miller Industries Inc/TN (b)	146,400	7,363,920
Tennant CO	5,600	470,568
Terex Corp	337,423	21,203,661
Timken Co/The	141,000	19,394,550
Toro Co/The	108,100	9,931,147
		127,912,933
Professional Services - 2.6%
CACI International Inc (a)	12,600	6,271,650
Cbiz Inc (a)	230,640	12,703,651
Concentrix Corp (b)	261,100	6,423,060
Genpact Ltd	601,300	21,147,721
ICF International Inc	46,000	3,722,320
KBR Inc	230,600	8,442,266
Maximus Inc	200,300	12,068,075
		70,778,743
Trading Companies & Distributors - 1.5%
Core & Main Inc Class A (a)	290,600	12,777,682
Global Industrial Co	328,896	11,754,743
Rush Enterprises Inc Class A	210,150	16,767,869
		41,300,294
TOTAL INDUSTRIALS		452,196,201
Information Technology - 7.1%
Electronic Equipment, Instruments & Components - 4.4%
Belden Inc	74,900	9,291,345
CDW Corp/DE	94,200	13,923,702
Crane NXT Co (b)	440,512	22,884,598
Insight Enterprises Inc (a)	52,600	6,781,718
Sanmina Corp (a)	71,500	13,267,540
TD SYNNEX Corp	125,993	32,216,411
Vontier Corp	687,800	22,099,014
		120,464,328
IT Services - 0.6%
Amdocs Ltd	123,500	6,881,420
Kyndryl Holdings Inc (a)	778,400	10,547,320
		17,428,740
Semiconductors & Semiconductor Equipment - 0.9%
Diodes Inc (a)	152,100	12,520,872
Micron Technology Inc	9,500	7,818,785
MKS Inc	12,200	3,628,890
		23,968,547
Software - 0.5%
ACI Worldwide Inc (a)	117,800	6,753,474
Gen Digital Inc	266,800	7,323,660
		14,077,134
Technology Hardware, Storage & Peripherals - 0.7%
Dell Technologies Inc Class C	31,400	12,728,618
Seagate Technology Holdings PLC	7,500	6,420,975
		19,149,593
TOTAL INFORMATION TECHNOLOGY		195,088,342
Materials - 4.7%
Chemicals - 1.2%
Axalta Coating Systems Ltd (a)	408,800	14,639,128
Element Solutions Inc	294,800	10,828,004
Perimeter Solutions Inc (a)	268,276	8,211,928
		33,679,060
Construction Materials - 0.9%
Eagle Materials Inc	95,000	19,469,300
RHI Magnesita NV	133,700	5,090,485
		24,559,785
Containers & Packaging - 2.2%
Graphic Packaging Holding CO (b)	1,135,600	12,184,988
Packaging Corp of America	78,700	19,347,608
Silgan Holdings Inc	702,400	28,081,953
		59,614,549
Metals & Mining - 0.4%
Warrior Met Coal Inc (b)	128,500	10,204,185
TOTAL MATERIALS		128,057,579
Real Estate - 2.5%
Industrial REITs - 0.4%
STAG Industrial Inc Class A	313,300	11,986,858
Real Estate Management & Development - 0.5%
Jones Lang LaSalle Inc (a)	38,000	13,491,140
Residential REITs - 0.5%
AvalonBay Communities Inc	16,900	3,136,809
Camden Property Trust	93,400	10,349,654
		13,486,463
Retail REITs - 0.6%
Tanger Inc	324,600	13,198,236
Urban Edge Properties	119,149	2,699,916
		15,898,152
Specialized REITs - 0.5%
Outfront Media Inc	401,600	12,798,992
TOTAL REAL ESTATE		67,661,605
Utilities - 1.1%
Electric Utilities - 1.1%
PG&E Corp	1,833,600	31,867,968
TOTAL UNITED STATES		2,398,440,060
TOTAL COMMON STOCKS (Cost $1,906,479,816)		2,677,516,552

Money Market Funds - 6.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	125,072,722	125,097,736
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	66,493,446	66,500,096
TOTAL MONEY MARKET FUNDS (Cost $191,596,578)			191,597,832

TOTAL INVESTMENT IN SECURITIES - 104.2% (Cost $2,098,076,394)	2,869,114,384
NET OTHER ASSETS (LIABILITIES) - (4.2)%	(116,504,134)
NET ASSETS - 100.0%	2,752,610,250

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,075,377 or 0.4% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $12,075,377 or 0.4% of net assets.

(e)	Level 3 security.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	63,946,656	620,555,722	559,403,828	3,524,166	(2,067)	1,253	125,097,736	125,072,722
Fidelity Securities Lending Cash Central Fund	89,014,030	505,038,766	527,553,354	109,631	653	1	66,500,096	66,493,446
	152,960,686	1,125,594,488	1,086,957,182	3,633,797	(1,414)	1,254	191,597,832

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	10,570,805	10,570,805	-	-
Consumer Discretionary	317,859,365	312,814,822	5,044,543	-
Consumer Staples	191,812,575	186,299,548	5,513,027	-
Energy	160,007,307	149,646,836	10,360,471	-
Financials	697,756,466	697,756,466	-	-
Health Care	296,648,691	295,115,525	1,533,166	-
Industrials	516,409,258	490,709,467	25,699,791	-
Information Technology	238,356,777	212,802,146	25,554,631	-
Materials	143,395,411	139,023,715	4,371,695	1
Real Estate	67,661,605	67,661,605	-	-
Utilities	37,038,292	31,867,968	5,170,324	-

Money Market Funds	191,597,832	191,597,832	-	-
Total Investments in Securities:	2,869,114,384	2,785,866,735	83,247,648	1
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$2,677,516,552
Investments in securities, at value - affiliated issuers	191,597,832
Foreign currency held at value	537,445
Receivable for investments sold	317,603
Receivable for fund shares sold	1,707
Dividends receivable	975,387
Reclaims receivable	9,103,331
Distributions receivable from affiliated funds	375,546
Other receivables	412,776
Total assets	2,880,838,179
Liabilities
Payable for investments purchased	94
Payable for fund shares redeemed	61,370,890
Other payables and accrued expenses	385,078
Collateral on securities loaned	66,471,867
Total liabilities	128,227,929
Net Assets	$2,752,610,250
Net assets consist of:
Paid in capital	1,728,891,915
Total accumulated earnings (loss)	1,023,718,335
Net Assets	$2,752,610,250

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($2,752,610,250/222,212,917 shares)	$12.39

Other Information
Unaffiliated issuers, cost	1,906,479,816
Affiliated issuers, cost	191,596,578
Foreign currency holdings, cost	538,448
Securities loaned, market value	107,229,239
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$53,477,022
Dividends - affiliated issuers	3,633,797
Security lending income - unaffiliated issuers	24,578
Interest	2,102
Total investment income	57,137,499
Expenses
Custodian fees and expenses	80,667
Independent trustees' fees and expenses	9,961
Total expenses	90,628
Expense reimbursements and reductions	(1,989)
Total expenses after reductions	88,639
Net investment income (loss)	57,048,860
Net realized gain (loss)
Investments - unaffiliated issuers	329,518,293
Investments - affiliated issuers	(1,414)
Foreign currency transactions	(68,046)
Net realized gain (loss)	329,448,833
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	232,544,684
Investments - affiliated issuers	1,254
Assets and liabilities in foreign currencies	69,433
Total change in net unrealized appreciation (depreciation)	232,615,371
Net gain (loss)	562,064,204
Net increase (decrease) in net assets resulting from operations	$619,113,064
Other Information
Income from securities lending - Affiliated Issuers	109,631
Change in unrealized gain loss on foreign taxes	(56,745)

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$57,048,860	$68,957,184
Net realized gain (loss)	329,448,833	298,718,282
Change in net unrealized appreciation (depreciation)	232,615,371	(286,825,943)
Net increase (decrease) in net assets resulting from operations	619,113,064	80,849,523
Distributions to shareholders
Distributions to shareholders	(309,784,851)	(338,182,295)
Total distributions	(309,784,851)	(338,182,295)
Net increase (decrease) in net assets resulting from share transactions	(363,126,369)	27,796,215
Total increase (decrease) in net assets	(53,798,156)	(229,536,557)
Net Assets
Beginning of period	2,806,408,406	3,035,944,963
End of period	$2,752,610,250	$2,806,408,406
Financial Highlights
Fidelity® Series Intrinsic Opportunities Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$11.16	$12.21	$12.93	$18.82	$22.41
Income from Investment Operations
Net investment income (loss) A, B	.22	.27	.22	.31	.40
Net realized and unrealized gain (loss)	2.25	.04	1.72	1.30	(.31)
Total from investment operations	2.47	.31	1.94	1.61	.09
Distributions
Distributions from net investment income	(.30)	(.24)	(.26)	(.35)	(.51)
Distributions from net realized gain	(.94)	(1.11)	(2.40)	(7.15)	(3.17)
Total distributions	(1.24)	(1.36) C	(2.66)	(7.50)	(3.68)
Net asset value, end of period	$12.39	$11.16	$12.21	$12.93	$18.82
Total Return D	23.97%	2.99%	20.21%	13.61%	.18%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	-% G	-% G	-% G	.01%	.01%
Ratio of expenses to average net assets net of fee waivers, if any	-% G	-% G	-% G	-% G	-% G
Ratio of expenses to average net assets net of all reductions, if any	-% G	-% G	-% G	-% G	-% G
Ratio of net investment income (loss) to average net assets	1.98%	2.43%	2.03%	2.29%	1.99%
Net assets, end of period	$2,752,610,250	$2,806,408,406	$3,035,944,963	$2,771,750,577	$7,621,849,820
Portfolio turnover rate H	26%	34%	21%	35%	18%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: foreign currency transactions, partnerships, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Series Intrinsic Opportunities Fund	2,103,177,831	873,135,180	(107,198,627)	765,936,553

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Series Intrinsic Opportunities Fund	33,039,195	225,031,576	766,020,313

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Series Intrinsic Opportunities Fund	83,687,162	226,097,689	309,784,851

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Series Intrinsic Opportunities Fund	60,666,487	277,515,808	338,182,295

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Series Intrinsic Opportunities Fund	705,112,261	1,298,227,814

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

The Fund does not pay a management fee for these services.

Under the management contract, the investment adviser pays all other operating expenses, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Series Intrinsic Opportunities Fund	16,420

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Series Intrinsic Opportunities Fund	64,176,924	98,436,649	44,565,559

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Series Intrinsic Opportunities Fund	14,095	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Series Intrinsic Opportunities Fund	43,600,357

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Series Intrinsic Opportunities Fund	1,989

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Series Intrinsic Opportunities Fund
Fidelity® Series Intrinsic Opportunities Fund	309,784,851	338,182,295
Total	309,784,851	338,182,295

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Series Intrinsic Opportunities Fund
Shares sold	14,128,365	57,610,586	157,538,347	631,957,174
Reinvestment of distributions	28,575,341	30,769,784	309,784,851	338,182,295
Shares redeemed	(71,958,583)	(85,626,864)	(830,449,567)	(942,343,254)
Net increase (decrease)	(29,254,877)	2,753,506	(363,126,369)	27,796,215

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and the Shareholders of Fidelity Series Intrinsic Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $292,705,718, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $2,875,292 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 43% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 79.64% and 50.02% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.50% and 1.48% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Intrinsic Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. The Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable in light of all of the surrounding circumstances. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and noted that the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, 529 plans, and collective investment trusts managed by Fidelity and ultimately to enhance the performance of those investment companies, 529 plans, and collective investment trusts. Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, 529 plans and collective investment trusts that invest in the fund. The Board noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through November 30, 2028.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.951012.113
O2T-ANN-0926
Fidelity® Low-Priced Stock K6 Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Low-Priced Stock K6 Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 96.4%
	Shares	Value ($)
AUSTRALIA - 0.2%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Amotiv Ltd	337,607	1,666,115
Financials - 0.2%
Insurance - 0.2%
AUB Group Ltd	250,587	4,882,961
nib holdings Ltd/Australia	501,027	2,636,419
TOTAL FINANCIALS		7,519,380
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Servcorp Ltd	209,305	949,765
TOTAL AUSTRALIA		10,135,260
AUSTRIA - 0.3%
Materials - 0.3%
Construction Materials - 0.2%
Wienerberger AG	367,688	9,014,228
Containers & Packaging - 0.1%
Mayr Melnhof Karton AG	40,973	3,926,310
TOTAL AUSTRIA		12,940,538
BELGIUM - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Melexis NV	15,748	1,240,315
X-Fab Silicon Foundries SE (b)(c)(d)	345,635	2,584,720

TOTAL BELGIUM		3,825,035
BRAZIL - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Hypera SA	1,309,500	5,494,622
CANADA - 2.4%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.1%
Mty Food Group Inc (a)	177,743	4,342,617
Specialty Retail - 0.1%
Bmtc Group Inc	363,427	3,271,712
Leon's Furniture Ltd	29,309	514,530
		3,786,242
Textiles, Apparel & Luxury Goods - 0.2%
Gildan Activewear Inc (a)	161,608	8,945,879
TOTAL CONSUMER DISCRETIONARY		17,074,738
Consumer Staples - 1.1%
Consumer Staples Distribution & Retail - 1.1%
Alimentation Couche-Tard Inc	544,943	35,378,437
Metro Inc/CN	234,898	15,613,508
North West Co Inc/The	11,879	430,893
TOTAL CONSUMER STAPLES		51,422,838
Energy - 0.6%
Energy Equipment & Services - 0.0%
PHX Energy Services Corp	172,489	1,309,186
Oil, Gas & Consumable Fuels - 0.6%
Cenovus Energy Inc (a)	879,553	26,521,173
TOTAL ENERGY		27,830,359
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Goodfellow Inc	130,721	1,053,713
Richelieu Hardware Ltd	94,417	2,388,292
TOTAL INDUSTRIALS		3,442,005
Materials - 0.2%
Paper & Forest Products - 0.2%
Stella-Jones Inc	136,633	7,538,036
Western Forest Prods Inc (a)(b)	62,265	803,047
TOTAL MATERIALS		8,341,083
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Real Matters Inc (b)	663,222	2,270,903
TOTAL CANADA		110,381,926
CHINA - 1.3%
Communication Services - 0.1%
Entertainment - 0.1%
Netease Inc	135,296	3,599,715
Consumer Discretionary - 0.5%
Automobile Components - 0.1%
Fuyao Glass Industry Group Co Ltd H Shares (c)(d)	681,609	5,162,651
Broadline Retail - 0.1%
Vipshop Holdings Ltd Class A ADR	185,228	2,841,397
Household Durables - 0.1%
Chervon Holdings Ltd	2,123,180	5,168,253
Textiles, Apparel & Luxury Goods - 0.2%
Best Pacific International Holdings Ltd (c)	5,524,265	1,676,496
Shenzhou International Group Holdings Ltd	1,024,625	5,824,465
		7,500,961
TOTAL CONSUMER DISCRETIONARY		20,673,262
Consumer Staples - 0.0%
Food Products - 0.0%
Sunjuice Holdings Co Ltd	37,000	208,623
Health Care - 0.2%
Health Care Providers & Services - 0.1%
Sinopharm Group Co Ltd H Shares	2,652,230	5,881,573
Pharmaceuticals - 0.1%
China Medical System Holdings Ltd	2,795,685	4,249,282
Consun Pharmaceutical Group Ltd	635,357	1,109,104
		5,358,386
TOTAL HEALTH CARE		11,239,959
Industrials - 0.1%
Construction & Engineering - 0.0%
Sinopec Engineering Group Co Ltd H Shares	502,836	347,517
Machinery - 0.1%
Haitian International Holdings Ltd	1,199,563	3,184,600
Precision Tsugami China Corp Ltd (c)	217,291	1,440,775
TK Group Holdings Ltd	1,050,678	227,756
		4,853,131
Trading Companies & Distributors - 0.0%
Horizon Construction Development Ltd	105,367	8,867
Transportation Infrastructure - 0.0%
Qingdao Port International Co Ltd H Shares (c)(d)	944,726	856,498
TOTAL INDUSTRIALS		6,066,013
Information Technology - 0.4%
Electronic Equipment, Instruments & Components - 0.4%
VSTECS Holdings Ltd	13,844,992	16,594,783
TOTAL CHINA		58,382,355
FRANCE - 2.8%
Communication Services - 0.1%
Media - 0.1%
IPSOS SA	83,764	3,452,214
Consumer Discretionary - 0.3%
Automobile Components - 0.2%
Cie Generale des Etablissements Michelin SCA Series B	186,085	7,521,646
Valeo SE	152,100	2,609,864
		10,131,510
Household Durables - 0.1%
SEB SA	36,919	2,479,886
Specialty Retail - 0.0%
Maisons du Monde SA (b)(c)(d)	135,663	25,750
Mr Bricolage SA (b)	71,542	339,894
		365,644
TOTAL CONSUMER DISCRETIONARY		12,977,040
Energy - 1.3%
Energy Equipment & Services - 0.0%
Vallourec SACA (b)	56,221	1,355,549
Oil, Gas & Consumable Fuels - 1.3%
TotalEnergies SE (United States) (a)	660,016	57,989,006
TOTAL ENERGY		59,344,555
Financials - 0.1%
Capital Markets - 0.1%
Antin Infrastructure Partners SA (a)	313,699	3,158,008
Industrials - 0.2%
Commercial Services & Supplies - 0.0%
Societe BIC SA	6,401	501,191
Ground Transportation - 0.2%
Stef SA	52,853	8,252,284
Professional Services - 0.0%
Synergie SA	21,113	718,220
Trading Companies & Distributors - 0.0%
Thermador Groupe	10,132	884,457
TOTAL INDUSTRIALS		10,356,152
Information Technology - 0.8%
IT Services - 0.7%
Alten SA	42,104	3,646,272
Neurones (a)	11,384	500,813
Sopra Steria Group (a)	122,761	25,905,818
		30,052,903
Software - 0.1%
Dassault Systemes SE	286,343	6,661,774
Linedata Services	8,162	416,011
		7,077,785
TOTAL INFORMATION TECHNOLOGY		37,130,688
Materials - 0.0%
Containers & Packaging - 0.0%
Groupe Guillin	65,338	1,672,648
TOTAL FRANCE		128,091,305
GERMANY - 0.3%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Mercedes-Benz Group AG	77,657	4,198,851
Financials - 0.1%
Capital Markets - 0.1%
DWS Group GmbH & Co KGaA (c)(d)	24,440	2,051,721
Insurance - 0.0%
Talanx AG	3,670	487,957
TOTAL FINANCIALS		2,539,678
Industrials - 0.1%
Commercial Services & Supplies - 0.0%
Takkt AG (b)	230,702	609,218
Machinery - 0.1%
JOST Werke SE (c)(d)	10,502	701,191
Stabilus SE	35,247	584,476
Washtec Ag	30,822	1,382,599
		2,668,266
Trading Companies & Distributors - 0.0%
Brenntag SE	29,007	2,045,098
TOTAL INDUSTRIALS		5,322,582
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
BRANICKS Group AG (b)	66,671	72,422
Instone Real Estate Group SE (c)(d)	240,445	2,140,518
TOTAL REAL ESTATE		2,212,940
TOTAL GERMANY		14,274,051
GRAND CAYMAN (UK OVERSEAS TER) - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Patria Investments Ltd Class A (a)	205,080	2,218,966
GREECE - 1.0%
Consumer Discretionary - 0.2%
Distributors - 0.0%
Autohellas Tourist and Trading SA	52,844	706,870
Specialty Retail - 0.2%
JUMBO SA	315,230	8,796,881
TOTAL CONSUMER DISCRETIONARY		9,503,751
Consumer Staples - 0.2%
Personal Care Products - 0.2%
Sarantis SA	499,078	8,344,921
Financials - 0.5%
Banks - 0.5%
Eurobank SA	2,238,813	11,488,508
National Bank of Greece SA	535,629	9,944,335
TOTAL FINANCIALS		21,432,843
Industrials - 0.1%
Industrial Conglomerates - 0.1%
Metlen Energy & Metals PLC (a)	105,186	5,606,266
TOTAL GREECE		44,887,781
HONG KONG - 0.2%
Communication Services - 0.0%
Media - 0.0%
Pico Far East Holdings Ltd	2,939,853	843,450
Consumer Discretionary - 0.0%
Diversified Consumer Services - 0.0%
Cross-Harbour Holdings Ltd/The	63,983	62,169
Specialty Retail - 0.0%
Goldlion Holdings Ltd	3,355,014	385,024
Textiles, Apparel & Luxury Goods - 0.0%
Sun Hing Vision Group Holdings Ltd (b)	1,679,504	64,247
TOTAL CONSUMER DISCRETIONARY		511,440
Financials - 0.1%
Consumer Finance - 0.1%
Aeon Credit Service Asia Co Ltd	2,248,191	2,522,707
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
ASMPT Ltd	262,830	5,070,664
Materials - 0.0%
Chemicals - 0.0%
EcoGreen International Group Ltd (b)(e)	6,170,931	8
TOTAL HONG KONG		8,948,269
INDIA - 0.4%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Oil & Natural Gas Corp Ltd	1,013,869	2,583,645
Petronet LNG Ltd	925,700	2,723,324
TOTAL ENERGY		5,306,969
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Redington Ltd	4,182,822	14,099,341
TOTAL INDIA		19,406,310
INDONESIA - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Selamat Sempurna Tbk PT	10,825,043	1,067,158
IRELAND - 0.5%
Financials - 0.4%
Banks - 0.4%
AIB Group PLC	813,940	9,625,291
Bank of Ireland Group PLC	453,335	9,456,787
TOTAL FINANCIALS		19,082,078
Industrials - 0.1%
Machinery - 0.0%
Mincon Group Plc	240,787	177,705
Marine Transportation - 0.1%
Irish Continental Group PLC unit	507,884	4,626,765
TOTAL INDUSTRIALS		4,804,470
TOTAL IRELAND		23,886,548
ISLE OF MAN - 0.0%
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Strix Group PLC (a)(b)	1,123,711	542,941
ISRAEL - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Max Stock Ltd	132,173	1,511,784
ITALY - 0.9%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Brembo NV (OTC)	195,997	2,388,968
Brembo NV loyalty shares (b)	126,636	1,543,540
Pirelli & C SpA (c)(d)	462,337	3,518,749
TOTAL CONSUMER DISCRETIONARY		7,451,257
Consumer Staples - 0.5%
Beverages - 0.5%
Coca-Cola HBC AG	323,961	21,874,584
Consumer Staples Distribution & Retail - 0.0%
MARR SpA (a)	25,966	190,735
MARR SpA	9,186	67,476
		258,211
TOTAL CONSUMER STAPLES		22,132,795
Financials - 0.1%
Capital Markets - 0.1%
Banca Generali SpA	59,930	4,516,226
Health Care - 0.1%
Pharmaceuticals - 0.1%
Recordati Industria Chimica e Farmaceutica SpA	72,395	4,311,861
Industrials - 0.0%
Machinery - 0.0%
Interpump Group SpA	61,436	2,461,153
TOTAL ITALY		40,873,292
JAPAN - 7.6%
Communication Services - 0.0%
Media - 0.0%
RKB Mainichi Holdings Corp	5,622	199,499
Consumer Discretionary - 0.4%
Automobile Components - 0.0%
Daikyonishikawa Corp	79,476	510,377
Automobiles - 0.1%
Isuzu Motors Ltd	224,475	3,349,067
Distributors - 0.1%
Arata Corp	204,528	3,347,637
Central Automotive Products Ltd	114,211	1,467,167
		4,814,804
Diversified Consumer Services - 0.0%
Aucnet Inc	134,570	1,121,200
Gakkyusha Co Ltd	30,484	514,929
JP-Holdings Inc	139,206	553,879
		2,190,008
Household Durables - 0.1%
FJ Next Holdings Co Ltd	213,477	2,541,394
Leisure Products - 0.0%
Roland Corp	51,195	1,345,113
Specialty Retail - 0.1%
ARCLANDS CORP	196,600	2,361,259
Hamee Corp	83,946	153,396
Syuppin Co Ltd (a)	47,733	401,531
		2,916,186
TOTAL CONSUMER DISCRETIONARY		17,666,949
Consumer Staples - 1.0%
Consumer Staples Distribution & Retail - 0.9%
Belc Co Ltd	164,415	6,894,005
Blue Zones Holdings Co Ltd	616,400	6,887,381
Cosmos Pharmaceutical Corp	62,794	2,532,793
Create SD Holdings Co Ltd	287,821	6,012,269
G-7 Holdings Inc	252,995	2,308,355
Genky DrugStores Co Ltd (a)	320,940	7,517,233
Halows Co Ltd	196,629	4,724,065
Jm Holdings Co Ltd (a)	45,700	392,073
Kato Sangyo Co Ltd	113,279	4,523,183
YAKUODO Holdings Co Ltd	21,638	233,935
		42,025,292
Food Products - 0.1%
Pickles Holdings Co Ltd	49,853	359,485
S Foods Inc	142,457	2,450,182
		2,809,667
Household Products - 0.0%
Transaction Co Ltd	143,713	1,079,684
TOTAL CONSUMER STAPLES		45,914,643
Financials - 0.2%
Financial Services - 0.2%
Zenkoku Hosho Co Ltd	532,358	10,456,075
Health Care - 0.3%
Health Care Equipment & Supplies - 0.1%
Fukuda Denshi Co Ltd	43,289	3,073,565
Nakanishi Inc	62,868	1,194,728
Techno Medica Co Ltd	3,741	46,829
		4,315,122
Health Care Providers & Services - 0.2%
As One Corp	169,700	2,557,041
Ship Healthcare Holdings Inc	337,377	5,404,774
WIN-Partners Co Ltd (a)	378,144	3,125,530
		11,087,345
Health Care Technology - 0.0%
Software Service Inc	7,131	490,531
TOTAL HEALTH CARE		15,892,998
Industrials - 2.8%
Air Freight & Logistics - 0.3%
AIT Corp	22,716	334,677
AZ-COM MARUWA Holdings Inc	697,314	4,026,022
Hamakyorex Co Ltd	691,400	7,931,769
Senko Group Holdings Co Ltd	79,464	1,098,402
		13,390,870
Building Products - 0.2%
Kondotec Inc	222,766	2,140,935
Nihon Dengi Co Ltd	343,402	4,479,952
Nihon Flush Co Ltd	156,255	698,525
		7,319,412
Commercial Services & Supplies - 0.0%
CTS Co Ltd	65,007	343,049
Green Cross Holdings Co Ltd	11,464	98,950
Prestige International Inc	378,797	1,684,100
		2,126,099
Construction & Engineering - 0.1%
Dai-Dan Co Ltd	95,158	1,434,857
Raiznext Corp	247,534	4,484,055
		5,918,912
Electrical Equipment - 0.1%
Aichi Electric Co Ltd	58,664	3,479,297
Ground Transportation - 0.1%
Sakai Moving Service Co Ltd	357,285	6,662,890
Machinery - 0.4%
Anest Iwata Corp	99,256	1,115,773
Daiwa Ltd	117,623	1,268,098
Estic Corp	59,607	391,020
Hosokawa Micron Corp	17,410	546,179
Nadex Co Ltd (a)	90,119	673,975
Shinwa Co Ltd/Nagoya	40,969	812,445
Takeuchi Manufacturing Co Ltd	84,127	3,895,607
Teikoku Corp	97,896	2,049,432
Tocalo Co Ltd	336,520	6,035,845
Trinity Industrial Corp	3,573	27,369
Yamada Corp	8,730	409,052
		17,224,795
Professional Services - 0.3%
Altech Corp	370,953	1,917,142
Artner Co Ltd (a)	78,504	468,329
Careerlink Co Ltd (a)	26,145	386,777
Creek & River Co Ltd	1,932	17,473
Gakujo Co Ltd (a)	43,791	445,639
Ifis Japan Ltd	24,950	100,187
Persol Holdings Co Ltd	3,115,882	5,173,066
Quick Co Ltd	427,207	2,077,422
Visional Inc (b)	35,050	1,931,269
WDB Holdings Co Ltd	112,802	1,284,060
Will Group Inc	145,663	989,512
		14,790,876
Trading Companies & Distributors - 1.3%
Chori Co Ltd	162,798	3,971,273
Inaba Denki Sangyo Co Ltd	131,954	2,353,251
ITOCHU Corp	1,660,064	20,833,160
Mitani Corp	476,607	8,654,767
Parker Corp	234,660	2,298,934
Sanyo Trading Co Ltd	97,224	525,859
Senshu Electric Co Ltd	176,106	6,674,408
Totech Corp	353,128	8,511,495
Yamazen Corp	20,590	228,103
Yuasa Co Ltd	71,816	2,604,972
		56,656,222
Transportation Infrastructure - 0.0%
Daito Koun Co Ltd	3,096	36,571
TOTAL INDUSTRIALS		127,605,944
Information Technology - 1.7%
Electronic Equipment, Instruments & Components - 0.4%
Daiwabo Holdings Co Ltd	233,070	5,194,904
Dexerials Corp	251,047	5,067,598
Maruwa Co Ltd/Aichi	11,948	4,045,658
Nippo Ltd	88,281	1,724,445
Riken Keiki Co Ltd	40,058	865,600
		16,898,205
IT Services - 0.3%
Argo Graphics Inc	499,061	4,259,431
Asahi Intelligence Service Co Ltd	54,325	313,764
Avant Group Corp	36,434	289,325
Densan System Holdings Co Ltd	22,751	415,700
DTS Corp	421,828	3,067,834
Future Corp	60,657	934,458
Information Planning Co (a)	99,636	663,497
NSD Co Ltd	117,550	2,100,107
TDC Soft Inc	167,026	1,111,140
TISI Inc	107,527	2,577,893
		15,733,149
Semiconductors & Semiconductor Equipment - 0.8%
Japan Material Co Ltd	51,682	710,743
Renesas Electronics Corp	911,257	18,265,016
SUMCO Corp	569,016	11,568,110
		30,543,869
Software - 0.2%
Cresco Ltd	168,393	1,705,205
Focus Systems Corp	63,545	693,300
Fukui Computer Holdings Inc	31,733	637,287
KSK Co Ltd/Inagi	88,180	2,467,017
NE Inc (a)	198,892	309,729
NSW Inc/Japan	27,804	434,639
Pro-Ship Inc (a)	208,735	2,413,960
System Research Co Ltd	36,281	416,121
WingArc1st Inc	117,548	2,359,220
		11,436,478
Technology Hardware, Storage & Peripherals - 0.0%
Elecom Co Ltd	87,405	1,017,032
TOTAL INFORMATION TECHNOLOGY		75,628,733
Materials - 1.0%
Chemicals - 0.5%
C Uyemura & Co Ltd	127,415	17,683,161
JCU Corp	72,960	2,653,374
Kansai Paint Co Ltd (a)	273,842	4,847,431
Muto Seiko Co	1,198	17,064
		25,201,030
Construction Materials - 0.2%
Mitani Sekisan Co Ltd	645,992	7,700,552
Vertex Corp/Japan	9,475	77,914
		7,778,466
Containers & Packaging - 0.3%
Kohsoku Corp	231,214	5,988,285
Pack Corp/The	676,439	6,135,939
		12,124,224
TOTAL MATERIALS		45,103,720
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Arealink Co Ltd	142,317	884,557
Starts Corp Inc	54,606	1,619,215
TOTAL REAL ESTATE		2,503,772
Utilities - 0.2%
Electric Utilities - 0.2%
Kansai Electric Power Co Inc/The	612,584	9,277,264
TOTAL JAPAN		350,249,597
KOREA (SOUTH) - 1.6%
Consumer Discretionary - 0.7%
Automobile Components - 0.1%
Snt Holdings Co Ltd	156,602	5,384,413
Household Durables - 0.0%
Cuckoo Holdings Co Ltd	96,050	1,739,829
Textiles, Apparel & Luxury Goods - 0.6%
Youngone Corp	48,504	2,977,066
Youngone Holdings Co Ltd	140,155	18,445,675
		21,422,741
TOTAL CONSUMER DISCRETIONARY		28,546,983
Consumer Staples - 0.2%
Food Products - 0.0%
Otoki Corp	13,533	3,031,858
Tobacco - 0.2%
KT&G Corp	61,630	7,577,380
TOTAL CONSUMER STAPLES		10,609,238
Financials - 0.0%
Capital Markets - 0.0%
Korea Ratings Corp	16,800	1,173,815
Financial Services - 0.0%
Nice Information & Telecom Inc (e)	42,380	826,767
TOTAL FINANCIALS		2,000,582
Health Care - 0.2%
Health Care Equipment & Supplies - 0.1%
InBody Co Ltd	84,200	2,662,007
Value Added Technology Co Ltd	91,887	1,098,914
Vieworks Co Ltd	39,300	592,322
		4,353,243
Pharmaceuticals - 0.1%
Daewon Pharmaceutical Co Ltd	52,430	270,777
Daihan Pharmaceutical Co Ltd	50,300	920,701
Huons Co Ltd	83,366	1,403,661
Korea United Pharm Inc	6,200	76,719
Kwang Dong Pharmaceutical Co Ltd	441,052	1,833,496
		4,505,354
TOTAL HEALTH CARE		8,858,597
Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Fursys Inc	40,129	699,950
S-1 Corp	113,690	5,563,114
		6,263,064
Machinery - 0.0%
Hy-Lok Corp	10,000	216,977
Professional Services - 0.0%
e-Credible Co Ltd	38,775	369,274
TOTAL INDUSTRIALS		6,849,315
Information Technology - 0.4%
Electronic Equipment, Instruments & Components - 0.0%
MAKUS Inc	56,400	775,669
SAMT Co Ltd	15,500	92,878
		868,547
Technology Hardware, Storage & Peripherals - 0.4%
Samsung Electronics Co Ltd	83,290	14,323,571
TOTAL INFORMATION TECHNOLOGY		15,192,118
Materials - 0.0%
Chemicals - 0.0%
Miwon Commercial Co Ltd	5,490	464,507
Soulbrain Co Ltd	9,600	1,642,538
TOTAL MATERIALS		2,107,045
TOTAL KOREA (SOUTH)		74,163,878
MALAYSIA - 0.0%
Materials - 0.0%
Chemicals - 0.0%
Scientex BHD	1,830,100	1,657,988
MEXICO - 0.2%
Consumer Staples - 0.1%
Beverages - 0.1%
Coca-Cola Femsa SAB de CV ADR	27,212	2,946,243
Consumer Staples Distribution & Retail - 0.0%
Corporativo Fragua SAB de CV	45,075	1,272,547
Food Products - 0.0%
Gruma SAB de CV Series B	59,610	888,772
TOTAL CONSUMER STAPLES		5,107,562
Financials - 0.0%
Insurance - 0.0%
Qualitas Controladora SAB de CV	132,056	1,207,142
Health Care - 0.1%
Health Care Providers & Services - 0.0%
Medica Sur SAB de CV	161,385	540,450
Pharmaceuticals - 0.1%
Genomma Lab Internacional SAB de CV	2,501,329	2,120,126
TOTAL HEALTH CARE		2,660,576
TOTAL MEXICO		8,975,280
NETHERLANDS - 1.5%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Acomo NV	18,892	518,490
Financials - 0.3%
Capital Markets - 0.3%
Van Lanschot Kempen NV depository receipt	183,246	13,745,724
Health Care - 0.3%
Biotechnology - 0.3%
Argenx SE (b)	14,400	12,333,561
Industrials - 0.9%
Machinery - 0.7%
Aalberts NV	648,037	31,804,401
Trading Companies & Distributors - 0.2%
IMCD NV	95,534	10,441,442
TOTAL INDUSTRIALS		42,245,843
TOTAL NETHERLANDS		68,843,618
NEW ZEALAND - 0.0%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hallenstein Glasson Holdings Ltd	105,454	661,587
NORWAY - 0.5%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Europris ASA (c)(d)	460,739	4,146,773
Specialty Retail - 0.0%
Kid ASA (c)(d)	30,962	424,043
TOTAL CONSUMER DISCRETIONARY		4,570,816
Financials - 0.4%
Banks - 0.4%
SpareBank 1 Nord Norge	262,248	4,378,594
Sparebank 1 Oestlandet	296,285	6,086,074
SpareBank 1 Sor-Norge ASA	169,681	3,795,555
		14,260,223
Capital Markets - 0.0%
ABG Sundal Collier Holding ASA	910,243	690,545
TOTAL FINANCIALS		14,950,768
Industrials - 0.0%
Construction & Engineering - 0.0%
Multiconsult ASA (c)(d)	34,175	548,098
Norconsult Norge AS	183,510	752,241
TOTAL INDUSTRIALS		1,300,339
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Selvaag Bolig ASA	69,287	244,542
TOTAL NORWAY		21,066,465
PERU - 0.1%
Financials - 0.1%
Banks - 0.1%
Intercorp Financial Services Inc (United States) (c)	58,025	3,383,438
PHILIPPINES - 0.1%
Consumer Staples - 0.1%
Food Products - 0.1%
Century Pacific Food Inc	4,876,921	2,494,310
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Robinsons Land Corp	5,713,889	1,594,545
TOTAL PHILIPPINES		4,088,855
POLAND - 0.0%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Eurocash SA (b)	337,151	439,708
PORTUGAL - 0.1%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Ibersol SGPS SA (a)	223,608	2,477,973
Materials - 0.0%
Containers & Packaging - 0.0%
Corticeira Amorim SGPS SA (a)	280,311	2,139,853
TOTAL PORTUGAL		4,617,826
PUERTO RICO - 0.3%
Financials - 0.3%
Financial Services - 0.3%
EVERTEC Inc	410,658	12,500,430
SINGAPORE - 0.1%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hour Glass Ltd/The	735,256	1,579,580
Consumer Staples - 0.0%
Food Products - 0.0%
Delfi Ltd	1,194,772	815,540
Industrials - 0.1%
Construction & Engineering - 0.1%
Boustead Singapore Ltd	962,840	1,486,603
Professional Services - 0.0%
HRnetgroup Ltd (c)	732,429	422,324
TOTAL INDUSTRIALS		1,908,927
TOTAL SINGAPORE		4,304,047
SPAIN - 0.7%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
CIE Automotive SA	405,632	12,372,108
Financials - 0.2%
Banks - 0.2%
Bankinter SA	399,480	7,338,320
Health Care - 0.0%
Health Care Equipment & Supplies - 0.0%
Prim SA	146,063	2,248,574
Pharmaceuticals - 0.0%
Faes Farma SA	522,231	2,746,081
TOTAL HEALTH CARE		4,994,655
Industrials - 0.2%
Air Freight & Logistics - 0.2%
Logista Integral SA	186,490	7,956,885
Materials - 0.0%
Paper & Forest Products - 0.0%
Miquel y Costas & Miquel SA	75,701	1,182,841
TOTAL SPAIN		33,844,809
SWEDEN - 1.2%
Consumer Discretionary - 0.5%
Automobile Components - 0.3%
Autoliv Inc	56,939	7,013,177
Broadline Retail - 0.1%
Rusta AB	416,283	3,858,034
Hotels, Restaurants & Leisure - 0.1%
Betsson AB B Shares	616,504	5,962,910
Specialty Retail - 0.0%
BHG Group AB (b)	827,010	1,678,824
TOTAL CONSUMER DISCRETIONARY		18,512,945
Consumer Staples - 0.0%
Beverages - 0.0%
Viva Wine Group AB	454,748	1,819,527
Industrials - 0.4%
Building Products - 0.0%
Inwido AB	2,597	46,910
Commercial Services & Supplies - 0.1%
Loomis AB	90,776	5,004,873
Electrical Equipment - 0.0%
AQ Group AB	105,844	2,278,677
Machinery - 0.3%
Beijer Alma AB B Shares	279,556	8,748,786
Trading Companies & Distributors - 0.0%
Alligo AB B Shares	103,126	1,501,046
TOTAL INDUSTRIALS		17,580,292
Information Technology - 0.0%
IT Services - 0.0%
KNOW IT AB	59,665	580,221
Proact IT Group AB	99,798	1,293,301
TOTAL INFORMATION TECHNOLOGY		1,873,522
Materials - 0.3%
Chemicals - 0.0%
KB Components AB	243,838	1,011,489
Metals & Mining - 0.3%
Alleima AB	1,057,357	12,547,662
Boliden AB	23,812	1,192,325
		13,739,987
TOTAL MATERIALS		14,751,476
TOTAL SWEDEN		54,537,762
SWITZERLAND - 0.5%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
Garrett Motion Inc	437,158	13,617,472
Financials - 0.1%
Capital Markets - 0.1%
Vontobel Holding AG	43,327	4,625,048
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Bossard Holding AG Series A	10,095	2,822,030
TOTAL SWITZERLAND		21,064,550
TAIWAN - 1.5%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Formosa Optical Technology Co Ltd	161,000	440,357
Health Care - 0.0%
Health Care Providers & Services - 0.0%
Hi-Clearance Inc	273,882	1,100,578
Pharmaceuticals - 0.0%
Syngen Biotech Co Ltd	55,000	150,108
TOTAL HEALTH CARE		1,250,686
Industrials - 0.1%
Construction & Engineering - 0.1%
United Integrated Services Co Ltd	60,200	2,015,588
Trading Companies & Distributors - 0.0%
Lumax International Corp Ltd	148,200	510,783
TOTAL INDUSTRIALS		2,526,371
Information Technology - 1.4%
Electronic Equipment, Instruments & Components - 0.6%
FLEXium Interconnect Inc (b)	92,700	139,463
Hon Hai Precision Industry Co Ltd	623,900	4,766,941
Simplo Technology Co Ltd	1,086,000	11,742,642
Thinking Electronic Industrial Co Ltd	724,900	4,823,586
Tripod Technology Corp	586,000	6,582,688
		28,055,320
IT Services - 0.0%
Dimerco Data System Corp	177,318	510,331
Semiconductors & Semiconductor Equipment - 0.7%
Parade Technologies Ltd	95,000	1,628,726
Powertech Technology Inc	456,000	3,261,739
Taiwan Semiconductor Manufacturing Co Ltd	184,000	13,615,931
Topco Scientific Co Ltd	833,031	12,721,246
		31,227,642
Technology Hardware, Storage & Peripherals - 0.1%
TSC Auto ID Technology Co Ltd	480,046	2,716,506
TOTAL INFORMATION TECHNOLOGY		62,509,799
TOTAL TAIWAN		66,727,213
UNITED KINGDOM - 6.6%
Communication Services - 0.0%
Media - 0.0%
4imprint Group PLC	30,481	1,691,705
Consumer Discretionary - 1.6%
Broadline Retail - 0.2%
B&M European Value Retail plc	3,229,388	9,688,459
Distributors - 0.5%
Inchcape PLC	1,506,159	17,020,929
Diversified Consumer Services - 0.1%
ME Group International PLC	2,382,091	3,557,193
Hotels, Restaurants & Leisure - 0.2%
Greggs PLC	257,185	6,516,476
Hollywood Bowl Group PLC	833,605	3,207,567
On the Beach Group PLC (a)(c)(d)	323,500	817,931
		10,541,974
Household Durables - 0.1%
Barratt Redrow PLC	1,152,267	4,579,358
Specialty Retail - 0.3%
Dunelm Group PLC	325,394	3,813,190
JD Sports Fashion PLC	1,965,508	2,369,807
Pets at Home Group Plc	2,356,372	6,688,236
		12,871,233
Textiles, Apparel & Luxury Goods - 0.2%
Coats Group PLC	3,947,525	4,266,862
Dr Martens PLC (a)	5,100,622	5,320,757
		9,587,619
TOTAL CONSUMER DISCRETIONARY		67,846,765
Consumer Staples - 1.0%
Beverages - 0.4%
AG Barr PLC	516,698	4,526,468
Diageo PLC	636,763	13,988,623
		18,515,091
Food Products - 0.0%
Fevara PLC	536,829	929,712
Tobacco - 0.6%
British American Tobacco PLC	185,432	11,248,480
Imperial Brands PLC	432,626	16,418,537
		27,667,017
TOTAL CONSUMER STAPLES		47,111,820
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
DCC Energy plc	331,063	28,243,837
Financials - 0.8%
Capital Markets - 0.3%
AJ Bell PLC	359,857	2,849,359
Rathbones Group PLC	457,585	10,286,726
St James's Place PLC	274,417	3,896,322
		17,032,407
Insurance - 0.5%
Aviva PLC	1,593,238	14,911,438
Hiscox Ltd	262,666	6,404,007
		21,315,445
TOTAL FINANCIALS		38,347,852
Health Care - 0.6%
Pharmaceuticals - 0.6%
GSK PLC	1,040,343	27,051,896
Industrials - 1.4%
Aerospace & Defense - 0.1%
QinetiQ Group PLC	345,567	2,356,634
Building Products - 0.0%
Norcros PLC	142,712	607,795
Commercial Services & Supplies - 0.3%
Mitie Group PLC	5,459,708	15,231,725
Electrical Equipment - 0.0%
Volex PLC	306,309	2,109,551
Machinery - 0.1%
Bodycote PLC	325,605	3,170,577
Luxfer Holdings PLC	43,457	740,072
		3,910,649
Passenger Airlines - 0.1%
JET2 PLC	318,431	6,609,147
Professional Services - 0.0%
Wilmington PLC	383,953	1,479,972
Trading Companies & Distributors - 0.8%
Bunzl PLC	354,171	13,374,898
RS GROUP PLC	1,933,193	18,277,308
		31,652,206
TOTAL INDUSTRIALS		63,957,679
Information Technology - 0.1%
Software - 0.1%
Pinewood Technologies Group PLC (a)(b)	871,978	5,053,396
Materials - 0.3%
Chemicals - 0.0%
Essentra PLC	1,352,272	1,899,071
Construction Materials - 0.2%
SigmaRoc PLC (b)	5,602,782	9,303,016
Metals & Mining - 0.1%
Hill & Smith PLC	90,942	3,493,162
TOTAL MATERIALS		14,695,249
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
LSL Property Services PLC	212,976	703,244
Savills PLC	585,817	7,263,721
TOTAL REAL ESTATE		7,966,965
TOTAL UNITED KINGDOM		301,967,164
UNITED STATES - 63.3%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Cars.com Inc (a)(b)	646,883	7,665,563
Consumer Discretionary - 7.1%
Automobile Components - 0.8%
Aptiv PLC (b)	211,593	11,948,657
LCI Industries (a)	82,696	8,464,763
Lear Corp	28,698	3,749,106
Patrick Industries Inc	68,645	5,666,644
Versigent PLC	206,785	8,550,560
		38,379,730
Automobiles - 0.7%
General Motors Co	366,769	32,591,093
Diversified Consumer Services - 1.3%
Carriage Services Inc	67,696	2,732,888
Covista Inc (b)	147,207	18,378,794
Grand Canyon Education Inc (b)	108,361	15,749,188
Laureate Education Inc (b)	364,936	13,980,698
Service Corp International/US	106,100	9,144,759
		59,986,327
Hotels, Restaurants & Leisure - 0.3%
Cheesecake Factory Inc/The (a)	151,158	15,330,444
Household Durables - 0.9%
KB Home	196,465	10,799,681
M/I Homes Inc (b)	84,792	12,390,655
Meritage Homes Corp	246,403	17,297,491
		40,487,827
Leisure Products - 0.1%
BRP Inc Subordinate Voting Shares	57,991	3,583,251
Specialty Retail - 1.3%
Academy Sports & Outdoors Inc	218,610	10,373,045
Bath & Body Works Inc	373,452	7,513,854
Caleres Inc	287,724	3,694,375
Dick's Sporting Goods Inc	31,327	6,137,273
Lithia Motors Inc	55,415	21,358,049
Murphy USA Inc	14,685	8,924,956
		58,001,552
Textiles, Apparel & Luxury Goods - 1.7%
Crocs Inc (a)(b)	181,910	23,286,300
Oxford Industries Inc (a)	75,917	2,878,773
PVH Corp	38,664	3,350,622
Samsonite Group SA (c)(d)	1,963,544	3,537,804
Steven Madden Ltd	340,767	15,702,543
VF Corp	553,864	7,931,332
Wolverine World Wide Inc	1,029,165	20,253,968
		76,941,342
TOTAL CONSUMER DISCRETIONARY		325,301,566
Consumer Staples - 3.9%
Beverages - 1.5%
Constellation Brands Inc Class A	97,929	12,753,294
Keurig Dr Pepper Inc	679,183	21,136,175
Primo Brands Corp Class A (a)	1,616,206	36,687,876
		70,577,345
Consumer Staples Distribution & Retail - 1.3%
Dollar Tree Inc (b)	129,870	16,520,763
Performance Food Group Co (b)	378,220	43,264,586
		59,785,349
Food Products - 0.2%
Ingredion Inc (a)	93,025	9,252,266
Household Products - 0.6%
Kimberly-Clark Corp (a)	257,221	28,116,828
Personal Care Products - 0.3%
Kenvue Inc	607,918	11,696,342
TOTAL CONSUMER STAPLES		179,428,130
Energy - 4.2%
Oil, Gas & Consumable Fuels - 4.2%
Antero Resources Corp (b)	526,985	19,045,238
Core Natural Resources Inc	183,495	14,650,241
Diamondback Energy Inc	152,178	30,884,525
Energy Transfer LP	516,030	10,506,371
Gulfport Energy Corp (b)	47,936	7,735,432
Ovintiv Inc	694,885	43,402,517
Range Resources Corp	378,920	15,209,849
Shell PLC	621,041	28,426,106
Sunococorp LLC	289,353	22,118,143
Unit Corp	29,728	899,272
TOTAL ENERGY		192,877,694
Financials - 17.4%
Banks - 7.5%
Camden National Corp	55,857	3,233,562
Citigroup Inc	249,274	33,016,341
East West Bancorp Inc	107,335	14,060,885
FNB Corp/PA	1,205,747	22,788,618
Hancock Whitney Corp	272,008	20,944,616
Huntington Bancshares Inc/OH	1,310,349	22,328,347
KeyCorp	1,078,403	24,361,124
Old National Bancorp/IN	635,819	16,938,218
Pinnacle Financial Partners Inc	312,314	32,864,802
QCR Holdings Inc	73,588	7,575,885
United Community Banks Inc/GA	471,119	16,696,457
US Bancorp	512,546	32,295,523
Washington Trust Bancorp Inc (a)	80,296	3,129,938
Wells Fargo & Co	731,769	63,261,430
West BanCorp Inc	109,290	3,065,585
Wintrust Financial Corp	147,066	23,462,910
		340,024,241
Capital Markets - 4.7%
Ameriprise Financial Inc	50,364	27,490,686
Bank of New York Mellon Corp/The	95,624	14,948,900
Federated Hermes Inc Class B	395,057	23,687,618
Lazard Inc	512,234	21,708,477
LPL Financial Holdings Inc	26,768	9,467,841
Raymond James Financial Inc	133,785	23,543,484
SEI Investments Co	170,040	17,510,719
State Street Corp	252,084	46,423,789
Stifel Financial Corp	361,972	30,011,099
		214,792,613
Consumer Finance - 0.5%
Capital One Financial Corp	111,267	23,255,916
Financial Services - 0.7%
Corpay Inc (b)	80,412	30,726,229
Insurance - 4.0%
American Financial Group Inc/OH	79,446	11,259,087
Arthur J Gallagher & Co	35,261	8,794,799
First American Financial Corp	204,852	15,361,851
Hartford Insurance Group Inc/The	62,799	8,911,806
Marsh & McLennan Cos Inc	96,750	18,352,508
Primerica Inc	84,377	26,997,265
Reinsurance Group of America Inc	83,723	19,829,793
Stewart Information Services Corp	159,763	10,798,381
Travelers Companies Inc/The	66,904	25,046,181
Unum Group	338,829	29,176,565
Willis Towers Watson PLC	30,828	10,355,742
		184,883,978
TOTAL FINANCIALS		793,682,977
Health Care - 9.2%
Biotechnology - 1.1%
Biogen Inc (b)	116,511	23,645,907
Gilead Sciences Inc	216,826	28,232,914
		51,878,821
Health Care Providers & Services - 4.7%
Cigna Group/The	66,024	18,423,997
CVS Health Corp	270,797	28,279,331
Elevance Health Inc	28,128	10,571,628
Henry Schein Inc (b)	404,364	34,674,213
Labcorp Holdings Inc	128,361	39,689,222
Molina Healthcare Inc (b)	57,686	11,284,535
Quest Diagnostics Inc	48,289	11,251,820
Tenet Healthcare Corp (b)	81,439	20,749,028
UnitedHealth Group Inc	52,181	21,623,806
Universal Health Services Inc Class B	101,008	17,013,788
		213,561,368
Health Care Technology - 0.2%
Waystar Holding Corp (b)	599,900	12,663,889
Life Sciences Tools & Services - 1.0%
Avantor Inc (b)	541,717	7,464,860
ICON PLC (b)	228,842	37,430,542
		44,895,402
Pharmaceuticals - 2.2%
Elanco Animal Health Inc (b)	1,372,553	36,194,223
Jazz Pharmaceuticals PLC (b)	75,205	19,016,336
Phibro Animal Health Corp Class A	143,978	5,230,720
Royalty Pharma PLC Class A	282,300	16,494,789
Viatris Inc	1,332,639	23,401,141
		100,337,209
TOTAL HEALTH CARE		423,336,689
Industrials - 11.1%
Aerospace & Defense - 1.3%
Cadre Holdings Inc (a)	135,616	4,181,041
Cirrus Aircraft Ltd (a)	32,800	183,272
Huntington Ingalls Industries Inc	46,451	15,163,929
Textron Inc	257,762	21,976,789
V2X Inc (b)	200,234	18,069,116
		59,574,147
Air Freight & Logistics - 0.4%
FedEx Corp	46,636	14,335,907
Radiant Logistics Inc (b)	243,113	2,003,251
		16,339,158
Building Products - 1.0%
Gibraltar Industries Inc (b)	219,043	9,256,757
Hayward Holdings Inc (b)	695,968	10,529,996
Janus International Group Inc (b)	1,325,976	6,802,256
Resideo Technologies Inc (b)	521,605	17,891,052
		44,480,061
Commercial Services & Supplies - 1.2%
Brady Corp Class A	148,057	13,957,333
Brink's Co/The	163,487	19,365,035
HNI Corp	451,793	20,335,203
		53,657,571
Construction & Engineering - 0.6%
Bowman Consulting Group Ltd (b)	89,771	2,410,351
WillScot Holdings Corp	1,019,829	24,761,448
		27,171,799
Electrical Equipment - 0.6%
Acuity Inc	32,880	10,797,463
Allient Inc	132,629	11,599,733
LSI Industries Inc (a)	269,816	6,310,996
		28,708,192
Ground Transportation - 0.1%
Fedex Freight Holding Co Inc	22,618	3,178,508
Proficient Auto Logistics Inc (b)	274,745	1,879,255
Universal Logistics Holdings Inc (a)	313,099	4,189,265
		9,247,028
Machinery - 3.1%
Allison Transmission Holdings Inc	14,396	1,648,918
Cummins Inc	19,388	12,295,870
Enpro Inc	61,909	19,434,473
Esab Corp (a)	83,937	7,263,069
Gates Industrial Corp Ltd	831,772	23,272,982
Hillman Solutions Corp (b)	894,361	7,038,621
Middleby Corp/The (b)	69,800	9,323,884
Midera Food Processing Inc	153,300	7,350,735
Miller Industries Inc/TN	97,568	4,907,670
Tennant CO (a)	91,072	7,652,780
Terex Corp	348,810	21,919,220
Timken Co/The	87,898	12,090,370
Toro Co/The	91,735	8,427,694
		142,626,286
Professional Services - 1.9%
CACI International Inc (b)	12,732	6,337,353
Cbiz Inc (b)	297,509	16,386,796
Concentrix Corp (a)	235,565	5,794,898
Genpact Ltd	706,206	24,837,265
ICF International Inc	85,630	6,929,180
KBR Inc	319,436	11,694,552
Maximus Inc	244,364	14,722,931
		86,702,975
Trading Companies & Distributors - 0.9%
Core & Main Inc Class A (b)	456,352	20,065,798
Global Industrial Co	215,303	7,694,929
Rush Enterprises Inc Class A	164,752	13,145,562
		40,906,289
TOTAL INDUSTRIALS		509,413,506
Information Technology - 4.8%
Electronic Equipment, Instruments & Components - 3.3%
Belden Inc	82,745	10,264,517
CDW Corp/DE (a)	114,677	16,950,407
Crane NXT Co (a)	475,092	24,681,029
Insight Enterprises Inc (b)	71,572	9,227,778
Sanmina Corp (b)	127,888	23,730,897
TD SYNNEX Corp	149,784	38,299,770
Vontier Corp	835,709	26,851,330
		150,005,728
IT Services - 0.1%
Kyndryl Holdings Inc (b)	426,607	5,780,525
Semiconductors & Semiconductor Equipment - 0.3%
Diodes Inc (b)	127,097	10,462,626
Micron Technology Inc	867	713,567
MKS Inc	11,041	3,284,145
		14,460,338
Software - 0.6%
ACI Worldwide Inc (b)	303,613	17,406,133
Gen Digital Inc	391,600	10,749,420
		28,155,553
Technology Hardware, Storage & Peripherals - 0.5%
Dell Technologies Inc Class C	28,373	11,501,563
Seagate Technology Holdings PLC	13,992	11,978,971
		23,480,534
TOTAL INFORMATION TECHNOLOGY		221,882,678
Materials - 2.7%
Chemicals - 0.7%
Axalta Coating Systems Ltd (b)	447,916	16,039,872
Element Solutions Inc	116,911	4,294,141
Perimeter Solutions Inc (b)	395,935	12,119,570
		32,453,583
Construction Materials - 0.6%
Buzzi SpA	71,663	3,397,256
Eagle Materials Inc	92,786	19,015,563
GCC SAB de CV	175,572	2,022,988
RHI Magnesita NV	92,019	3,503,526
		27,939,333
Containers & Packaging - 1.1%
Graphic Packaging Holding CO (a)	877,322	9,413,665
Packaging Corp of America	64,249	15,794,974
Silgan Holdings Inc	660,202	26,394,876
		51,603,515
Metals & Mining - 0.3%
Warrior Met Coal Inc (a)	162,433	12,898,805
TOTAL MATERIALS		124,895,236
Real Estate - 1.5%
Industrial REITs - 0.2%
STAG Industrial Inc Class A	209,211	8,004,413
Real Estate Management & Development - 0.2%
Jones Lang LaSalle Inc (b)	30,377	10,784,746
Residential REITs - 0.3%
AvalonBay Communities Inc	24,391	4,527,214
Camden Property Trust	74,494	8,254,680
		12,781,894
Retail REITs - 0.5%
Tanger Inc	341,486	13,884,821
Urban Edge Properties	282,878	6,410,015
		20,294,836
Specialized REITs - 0.3%
Outfront Media Inc	474,301	15,115,973
TOTAL REAL ESTATE		66,981,862
Utilities - 1.2%
Electric Utilities - 1.2%
PG&E Corp	3,054,441	53,086,184
TOTAL UNITED STATES		2,898,552,085
TOTAL COMMON STOCKS (Cost $3,378,239,367)		4,418,514,441

Money Market Funds - 6.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	161,194,614	161,226,853
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	120,682,044	120,694,112
TOTAL MONEY MARKET FUNDS (Cost $281,919,047)			281,920,965

TOTAL INVESTMENT IN SECURITIES - 102.6% (Cost $3,660,158,414)	4,700,435,406
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(117,176,973)
NET ASSETS - 100.0%	4,583,258,433

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $33,439,480 or 0.7% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,516,447 or 0.6% of net assets.

(e)	Level 3 security.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	46,253,466	645,381,142	530,410,397	4,393,803	725	1,917	161,226,853	161,194,614
Fidelity Securities Lending Cash Central Fund	72,674,441	804,331,738	756,315,190	320,315	3,123	-	120,694,112	120,682,044
	118,927,907	1,449,712,880	1,286,725,587	4,714,118	3,848	1,917	281,920,965

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	17,452,146	13,652,932	3,799,214	-
Consumer Discretionary	570,230,497	502,301,913	67,928,584	-
Consumer Staples	376,368,145	274,670,151	101,697,994	-
Energy	313,603,414	278,514,790	35,088,624	-
Financials	965,228,242	930,340,767	34,060,708	826,767
Health Care	517,426,100	446,156,789	71,269,311	-
Industrials	822,225,772	683,335,215	138,890,557	-
Information Technology	459,403,698	285,311,933	174,091,765	-
Materials	229,487,685	180,618,924	48,868,753	8
Real Estate	84,725,294	79,677,212	5,048,082	-
Utilities	62,363,448	53,086,184	9,277,264	-

Money Market Funds	281,920,965	281,920,965	-	-
Total Investments in Securities:	4,700,435,406	4,009,587,775	690,020,856	826,775
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$4,418,514,441
Investments in securities, at value - affiliated issuers	281,920,965
Foreign currency held at value	915,672
Receivable for investments sold	469,015
Receivable for fund shares sold	2,283,480
Dividends receivable	3,607,286
Reclaims receivable	3,532,088
Distributions receivable from affiliated funds	571,115
Other receivables	1,458
Total assets	4,711,815,520
Liabilities
Payable for investments purchased	2,517,265
Payable for fund shares redeemed	2,047,109
Accrued management fee	1,882,302
Other payables and accrued expenses	1,419,422
Collateral on securities loaned	120,690,989
Total liabilities	128,557,087
Net Assets	$4,583,258,433
Net assets consist of:
Paid in capital	3,242,895,433
Total accumulated earnings (loss)	1,340,363,000
Net Assets	$4,583,258,433

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($4,583,258,433/254,626,550 shares)	$18.00

Other Information
Unaffiliated issuers, cost	3,378,239,367
Affiliated issuers, cost	281,919,047
Foreign currency holdings, cost	915,551
Securities loaned, market value	198,583,308
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$92,293,545
Dividends - affiliated issuers	4,714,118
Security lending income - unaffiliated issuers	62,207
Total investment income	97,069,870
Expenses
Management fee	21,249,573
Independent trustees' fees and expenses	14,520
Total expenses	21,264,093
Expense reimbursements and reductions	(3,952)
Total expenses after reductions	21,260,141
Net investment income (loss)	75,809,729
Net realized gain (loss)
Investments - unaffiliated issuers	325,275,836
Investments - affiliated issuers	3,848
Redemptions in-kind	40,268,805
Foreign currency transactions	(837,465)
Net realized gain (loss)	364,711,024
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	455,285,235
Investments - affiliated issuers	1,917
Assets and liabilities in foreign currencies	99,303
Total change in net unrealized appreciation (depreciation)	455,386,455
Net gain (loss)	820,097,479
Net increase (decrease) in net assets resulting from operations	$895,907,208
Other Information
Income from securities lending - Affiliated Issuers	320,315
Realized gain loss on foreign taxes	(206,143)
Change in unrealized gain loss on foreign taxes	(163,605)

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$75,809,729	$77,524,976
Net realized gain (loss)	364,711,024	263,245,676
Change in net unrealized appreciation (depreciation)	455,386,455	(219,063,664)
Net increase (decrease) in net assets resulting from operations	895,907,208	121,706,988
Distributions to shareholders
Distributions to shareholders	(299,823,356)	(401,958,881)
Total distributions	(299,823,356)	(401,958,881)
Net increase (decrease) in net assets resulting from share transactions	(107,779,219)	233,028,320
Total increase (decrease) in net assets	488,304,633	(47,223,573)
Net Assets
Beginning of period	4,094,953,800	4,142,177,373
End of period	$4,583,258,433	$4,094,953,800
Financial Highlights
Fidelity® Low-Priced Stock K6 Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$15.69	$16.82	$15.23	$14.18	$15.52
Income from Investment Operations
Net investment income (loss) A, B	.29	.30	.31	.29	.24
Net realized and unrealized gain (loss)	3.17	.19	2.29	1.25	(.76)
Total from investment operations	3.46	.49	2.60	1.54	(.52)
Distributions
Distributions from net investment income	(.36)	(.36)	(.29)	(.22)	(.20)
Distributions from net realized gain	(.79)	(1.27)	(.72)	(.27)	(.63)
Total distributions	(1.15)	(1.62) C	(1.01)	(.49)	(.82) C
Net asset value, end of period	$18.00	$15.69	$16.82	$15.23	$14.18
Total Return D	23.27%	3.40%	18.41%	11.23%	(3.56)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets net of all reductions, if any	.50%	.50%	.50%	.50%	.50%
Ratio of net investment income (loss) to average net assets	1.78%	1.99%	2.07%	2.06%	1.63%
Net assets, end of period	$4,583,258,433	$4,094,953,800	$4,142,177,373	$3,330,983,677	$2,855,310,157
Portfolio turnover rate H	29% G	35% G	34% G	48% G	25% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Low-Priced Stock K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: certain foreign taxes, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Low-Priced Stock K6 Fund	3,682,086,502	1,199,817,088	(181,468,184)	1,018,348,904

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Low-Priced Stock K6 Fund	76,209,227	247,134,269	1,018,438,931

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Low-Priced Stock K6 Fund	110,973,574	188,849,782	299,823,356

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Low-Priced Stock K6 Fund	115,372,012	286,586,869	401,958,881

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Low-Priced Stock K6 Fund	1,209,825,031	1,607,691,557

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

July 31, 2026
	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Low-Priced Stock K6 Fund	7,054,991	-	40,268,805	40,268,805	109,905,089

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

July 31, 2026
	Shares	Total Proceeds ($)
Fidelity® Low-Priced Stock K6 Fund	3,722,296	61,985,928

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Low-Priced Stock K6 Fund	3,969,173	20,893,417	60,172,663

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity® Low-Priced Stock K6 Fund	22,678,415	348,576,412

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services.

For these services, the fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the fund's average net assets as presented in the table below.

Management Fee Rate %
Fidelity® Low-Priced Stock K6 Fund	0.50

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Low-Priced Stock K6 Fund	16,918

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Low-Priced Stock K6 Fund	92,325,330	122,299,997	43,660,267

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity® Low-Priced Stock K6 Fund	5,309
  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Low-Priced Stock K6 Fund	41,323	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Low-Priced Stock K6 Fund	83,203,509

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Low-Priced Stock K6 Fund	3,952

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Low-Priced Stock K6 Fund
Fidelity® Low-Priced Stock K6 Fund	299,823,356	401,958,881
Total	299,823,356	401,958,881

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Low-Priced Stock K6 Fund
Shares sold	35,999,412	63,233,644	558,316,981	965,406,382
Reinvestment of distributions	19,071,236	26,158,767	298,164,941	399,526,943
Shares redeemed	(61,518,205)	(74,516,197)	(964,261,141)	(1,131,905,005)
Net increase (decrease)	(6,447,557)	14,876,214	(107,779,219)	233,028,320

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock K6 Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2026, the related statement of operations for the year ended July 31, 2026, the statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the five years in the period ended July 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2026

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $276,910,343, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,330,987 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 30% and 39% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 73.85% and 66.74% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.55% and 0.89% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Low-Priced Stock K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers) relative to funds and classes in the total peer group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the total peer group; and (iv) total expense comparisons of the fund relative to funds and classes in the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the most recent findings of the committee.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.9883999.109
LPSK6-ANN-0926
Fidelity® Low-Priced Stock Fund

Annual Report
July 31, 2026
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Low-Priced Stock Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 96.8%
	Shares	Value ($)
AUSTRALIA - 0.2%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Amotiv Ltd	1,966,029	9,702,493
Financials - 0.2%
Insurance - 0.2%
AUB Group Ltd	1,409,620	27,467,980
nib holdings Ltd/Australia	2,754,982	14,496,798
TOTAL FINANCIALS		41,964,778
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Servcorp Ltd	862,976	3,915,936
TOTAL AUSTRALIA		55,583,207
AUSTRIA - 0.3%
Materials - 0.3%
Construction Materials - 0.2%
Wienerberger AG	2,038,370	49,972,616
Containers & Packaging - 0.1%
Mayr Melnhof Karton AG	217,268	20,820,089
TOTAL AUSTRIA		70,792,705
BELGIUM - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Melexis NV (c)	93,175	7,338,477
X-Fab Silicon Foundries SE (a)(d)(e)	793,464	5,933,664

TOTAL BELGIUM		13,272,141
BRAZIL - 0.1%
Health Care - 0.1%
Pharmaceuticals - 0.1%
Hypera SA	7,215,200	30,274,761
CANADA - 2.4%
Consumer Discretionary - 0.4%
Hotels, Restaurants & Leisure - 0.1%
Mty Food Group Inc	974,045	23,797,868
Specialty Retail - 0.1%
Bmtc Group Inc (b)	3,001,450	27,020,223
Leon's Furniture Ltd	173,630	3,048,139
		30,068,362
Textiles, Apparel & Luxury Goods - 0.2%
Gildan Activewear Inc	859,516	47,578,872
TOTAL CONSUMER DISCRETIONARY		101,445,102
Consumer Staples - 1.1%
Consumer Staples Distribution & Retail - 1.1%
Alimentation Couche-Tard Inc	2,912,372	189,075,134
Metro Inc/CN	1,236,264	82,173,613
North West Co Inc/The	70,569	2,559,784
TOTAL CONSUMER STAPLES		273,808,531
Energy - 0.6%
Energy Equipment & Services - 0.0%
PHX Energy Services Corp	854,466	6,485,372
Oil, Gas & Consumable Fuels - 0.6%
Cenovus Energy Inc	4,600,414	138,716,339
TOTAL ENERGY		145,201,711
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Goodfellow Inc (b)	628,312	5,064,683
Richelieu Hardware Ltd	642,581	16,254,180
TOTAL INDUSTRIALS		21,318,863
Materials - 0.2%
Paper & Forest Products - 0.2%
Stella-Jones Inc	753,418	41,566,036
Western Forest Prods Inc (a)	395,254	5,097,687
TOTAL MATERIALS		46,663,723
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Real Matters Inc (a)	3,326,606	11,390,454
TOTAL CANADA		599,828,384
CHINA - 1.4%
Communication Services - 0.1%
Entertainment - 0.1%
Netease Inc	713,785	18,991,118
Consumer Discretionary - 0.5%
Automobile Components - 0.1%
Fuyao Glass Industry Group Co Ltd H Shares (d)(e)	3,730,391	28,254,772
Broadline Retail - 0.1%
Vipshop Holdings Ltd Class A ADR	940,798	14,431,841
Household Durables - 0.1%
Chervon Holdings Ltd	11,669,823	28,406,728
Textiles, Apparel & Luxury Goods - 0.2%
Best Pacific International Holdings Ltd (d)	32,898,358	9,983,945
Shenzhou International Group Holdings Ltd	5,501,298	31,272,043
		41,255,988
TOTAL CONSUMER DISCRETIONARY		112,349,329
Consumer Staples - 0.0%
Food Products - 0.0%
Sunjuice Holdings Co Ltd	240,000	1,353,232
Health Care - 0.2%
Health Care Providers & Services - 0.1%
Sinopharm Group Co Ltd H Shares	13,861,951	30,740,200
Pharmaceuticals - 0.1%
China Medical System Holdings Ltd	14,990,694	22,784,999
Consun Pharmaceutical Group Ltd	3,760,049	6,563,688
		29,348,687
TOTAL HEALTH CARE		60,088,887
Industrials - 0.1%
Construction & Engineering - 0.0%
Sinopec Engineering Group Co Ltd H Shares	2,907,353	2,009,315
Machinery - 0.1%
Haitian International Holdings Ltd	6,297,695	16,719,118
Precision Tsugami China Corp Ltd (d)	880,234	5,836,500
TK Group Holdings Ltd	7,553,825	1,637,445
		24,193,063
Trading Companies & Distributors - 0.0%
Horizon Construction Development Ltd	627,208	52,785
Transportation Infrastructure - 0.0%
Qingdao Port International Co Ltd H Shares (d)(e)	4,791,540	4,344,059
TOTAL INDUSTRIALS		30,599,222
Information Technology - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
VSTECS Holdings Ltd (b)	104,271,665	124,981,339
TOTAL CHINA		348,363,127
FRANCE - 2.7%
Communication Services - 0.1%
Media - 0.1%
IPSOS SA	441,611	18,200,371
Consumer Discretionary - 0.3%
Automobile Components - 0.2%
Cie Generale des Etablissements Michelin SCA Series B	1,000,582	40,444,006
Valeo SE	822,600	14,114,888
		54,558,894
Household Durables - 0.1%
SEB SA	192,067	12,901,330
Specialty Retail - 0.0%
Maisons du Monde SA (a)(d)(e)	745,052	141,417
Mr Bricolage SA (a)	608,172	2,889,412
		3,030,829
TOTAL CONSUMER DISCRETIONARY		70,491,053
Energy - 1.3%
Energy Equipment & Services - 0.0%
Vallourec SACA (a)	332,992	8,028,800
Oil, Gas & Consumable Fuels - 1.3%
TotalEnergies SE (United States)	3,586,107	315,075,361
TOTAL ENERGY		323,104,161
Financials - 0.1%
Capital Markets - 0.1%
Antin Infrastructure Partners SA	1,764,417	17,762,385
Industrials - 0.2%
Commercial Services & Supplies - 0.0%
Societe BIC SA	37,870	2,965,179
Ground Transportation - 0.2%
Stef SA	280,106	43,734,774
Professional Services - 0.0%
Synergie SA	125,269	4,261,391
Trading Companies & Distributors - 0.0%
Thermador Groupe	60,037	5,240,837
TOTAL INDUSTRIALS		56,202,181
Information Technology - 0.7%
IT Services - 0.5%
Alten SA	231,415	20,040,901
Neurones	67,539	2,971,221
Sopra Steria Group	525,249	110,841,433
		133,853,555
Software - 0.2%
Dassault Systemes SE	1,567,013	36,456,579
Linedata Services	49,477	2,521,804
		38,978,383
TOTAL INFORMATION TECHNOLOGY		172,831,938
Materials - 0.0%
Containers & Packaging - 0.0%
Groupe Guillin	349,119	8,937,422
TOTAL FRANCE		667,529,511
GERMANY - 0.3%
Consumer Discretionary - 0.1%
Automobiles - 0.1%
Mercedes-Benz Group AG	425,092	22,984,379
Financials - 0.1%
Capital Markets - 0.1%
DWS Group GmbH & Co KGaA (d)(e)	144,763	12,152,755
Insurance - 0.0%
Talanx AG	8,353	1,110,600
TOTAL FINANCIALS		13,263,355
Industrials - 0.1%
Commercial Services & Supplies - 0.0%
Takkt AG (a)	1,145,481	3,024,887
Machinery - 0.1%
JOST Werke SE (d)(e)	70,985	4,739,483
Stabilus SE	205,955	3,415,207
Washtec Ag	168,912	7,576,976
		15,731,666
Trading Companies & Distributors - 0.0%
Brenntag SE	163,271	11,511,192
TOTAL INDUSTRIALS		30,267,745
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
BRANICKS Group AG (a)	383,849	416,962
Instone Real Estate Group SE (d)(e)	1,336,830	11,900,886
TOTAL REAL ESTATE		12,317,848
TOTAL GERMANY		78,833,327
GRAND CAYMAN (UK OVERSEAS TER) - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Patria Investments Ltd Class A	1,122,286	12,143,135
GREECE - 1.0%
Consumer Discretionary - 0.2%
Distributors - 0.0%
Autohellas Tourist and Trading SA	295,892	3,958,011
Specialty Retail - 0.2%
JUMBO SA	1,785,639	49,830,453
TOTAL CONSUMER DISCRETIONARY		53,788,464
Consumer Staples - 0.2%
Personal Care Products - 0.2%
Sarantis SA (b)	3,419,533	57,176,900
Financials - 0.5%
Banks - 0.5%
Eurobank SA	12,326,311	63,252,681
National Bank of Greece SA	2,888,997	53,636,295
TOTAL FINANCIALS		116,888,976
Industrials - 0.1%
Industrial Conglomerates - 0.1%
Metlen Energy & Metals PLC (c)	571,814	30,476,881
TOTAL GREECE		258,331,221
HONG KONG - 0.2%
Communication Services - 0.0%
Media - 0.0%
Pico Far East Holdings Ltd	21,176,201	6,075,494
Consumer Discretionary - 0.0%
Diversified Consumer Services - 0.0%
Cross-Harbour Holdings Ltd/The	402,601	391,183
Specialty Retail - 0.0%
Goldlion Holdings Ltd	20,953,116	2,404,596
Textiles, Apparel & Luxury Goods - 0.0%
Sun Hing Vision Group Holdings Ltd (a)	10,429,413	398,963
TOTAL CONSUMER DISCRETIONARY		3,194,742
Financials - 0.1%
Consumer Finance - 0.1%
Aeon Credit Service Asia Co Ltd	13,296,459	14,920,029
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
ASMPT Ltd	1,391,643	26,848,361
Materials - 0.0%
Chemicals - 0.0%
EcoGreen International Group Ltd (a)(b)(f)	51,434,282	66
TOTAL HONG KONG		51,038,692
INDIA - 0.4%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Oil & Natural Gas Corp Ltd	5,658,393	14,419,302
Petronet LNG Ltd	5,224,700	15,370,585
TOTAL ENERGY		29,789,887
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.3%
Redington Ltd	22,100,220	74,494,809
TOTAL INDIA		104,284,696
INDONESIA - 0.0%
Consumer Discretionary - 0.0%
Automobile Components - 0.0%
Selamat Sempurna Tbk PT	52,844,133	5,209,496
IRELAND - 0.5%
Financials - 0.4%
Banks - 0.4%
AIB Group PLC	4,325,713	51,153,950
Bank of Ireland Group PLC	2,486,435	51,868,236
TOTAL FINANCIALS		103,022,186
Industrials - 0.1%
Machinery - 0.0%
Mincon Group Plc	1,958,515	1,445,415
Marine Transportation - 0.1%
Irish Continental Group PLC unit	2,712,503	24,710,591
TOTAL INDUSTRIALS		26,156,006
TOTAL IRELAND		129,178,192
ISLE OF MAN - 0.0%
Information Technology - 0.0%
Electronic Equipment, Instruments & Components - 0.0%
Strix Group PLC (a)	6,557,432	3,168,343
ISRAEL - 0.0%
Consumer Discretionary - 0.0%
Broadline Retail - 0.0%
Max Stock Ltd	815,970	9,332,999
ITALY - 0.9%
Consumer Discretionary - 0.2%
Automobile Components - 0.2%
Brembo NV (OTC)	932,198	11,362,371
Brembo NV loyalty shares (a)	1,080,064	13,164,680
Pirelli & C SpA (d)(e)	2,622,452	19,958,931
TOTAL CONSUMER DISCRETIONARY		44,485,982
Consumer Staples - 0.5%
Beverages - 0.5%
Coca-Cola HBC AG	1,742,997	117,691,123
Consumer Staples Distribution & Retail - 0.0%
MARR SpA (c)	195,074	1,432,929
MARR SpA	113,187	831,422
		2,264,351
TOTAL CONSUMER STAPLES		119,955,474
Financials - 0.1%
Capital Markets - 0.1%
Banca Generali SpA	332,476	25,054,844
Health Care - 0.1%
Pharmaceuticals - 0.1%
Recordati Industria Chimica e Farmaceutica SpA	401,487	23,912,645
Industrials - 0.0%
Machinery - 0.0%
Interpump Group SpA	360,949	14,459,772
TOTAL ITALY		227,868,717
JAPAN - 8.2%
Communication Services - 0.0%
Media - 0.0%
RKB Mainichi Holdings Corp	33,336	1,182,945
Consumer Discretionary - 0.4%
Automobile Components - 0.0%
Daikyonishikawa Corp	469,979	3,018,103
Automobiles - 0.1%
Isuzu Motors Ltd	1,147,703	17,123,216
Distributors - 0.1%
Arata Corp	1,126,018	18,430,235
Central Automotive Products Ltd	862,856	11,084,348
		29,514,583
Diversified Consumer Services - 0.0%
Aucnet Inc	796,801	6,638,726
Gakkyusha Co Ltd	180,794	3,053,932
JP-Holdings Inc (c)	823,392	3,276,146
		12,968,804
Household Durables - 0.1%
FJ Next Holdings Co Ltd	1,128,382	13,433,123
Leisure Products - 0.0%
Roland Corp	262,105	6,886,630
Specialty Retail - 0.1%
ARCLANDS CORP	1,058,011	12,707,210
Hamee Corp (c)	488,924	893,421
Syuppin Co Ltd	282,422	2,375,741
		15,976,372
TOTAL CONSUMER DISCRETIONARY		98,920,831
Consumer Staples - 1.1%
Consumer Staples Distribution & Retail - 1.0%
Belc Co Ltd	1,012,791	42,466,844
Blue Zones Holdings Co Ltd	3,407,296	38,071,621
Cosmos Pharmaceutical Corp	356,324	14,372,314
Create SD Holdings Co Ltd	1,508,746	31,516,070
G-7 Holdings Inc	1,443,393	13,169,681
Genky DrugStores Co Ltd (b)	1,740,860	40,775,376
Halows Co Ltd (b)	1,387,129	33,326,152
Jm Holdings Co Ltd (c)	248,000	2,127,663
Kato Sangyo Co Ltd	628,599	25,099,692
YAKUODO Holdings Co Ltd	147,208	1,591,509
		242,516,922
Food Products - 0.1%
Pickles Holdings Co Ltd	335,264	2,417,556
S Foods Inc	712,522	12,254,985
		14,672,541
Household Products - 0.0%
Transaction Co Ltd	750,212	5,636,178
TOTAL CONSUMER STAPLES		262,825,641
Financials - 0.2%
Financial Services - 0.2%
Zenkoku Hosho Co Ltd	2,922,155	57,394,220
Health Care - 0.4%
Health Care Equipment & Supplies - 0.1%
Fukuda Denshi Co Ltd	233,133	16,552,687
Nakanishi Inc	371,978	7,068,981
Techno Medica Co Ltd	35,347	442,466
		24,064,134
Health Care Providers & Services - 0.3%
As One Corp	923,300	13,912,292
Ship Healthcare Holdings Inc	1,838,046	29,445,468
WIN-Partners Co Ltd (b)	1,981,513	16,378,096
		59,735,856
Health Care Technology - 0.0%
Software Service Inc	46,978	3,231,545
TOTAL HEALTH CARE		87,031,535
Industrials - 3.1%
Air Freight & Logistics - 0.3%
AIT Corp	152,725	2,250,110
AZ-COM MARUWA Holdings Inc	3,675,362	21,220,121
Hamakyorex Co Ltd (b)	4,689,501	53,798,148
Senko Group Holdings Co Ltd	470,223	6,499,722
		83,768,101
Building Products - 0.2%
Kondotec Inc (b)	1,506,731	14,480,723
Nihon Dengi Co Ltd (c)	2,331,406	30,415,043
Nihon Flush Co Ltd	1,067,790	4,773,466
		49,669,232
Commercial Services & Supplies - 0.1%
CTS Co Ltd	265,502	1,401,084
Green Cross Holdings Co Ltd	51,743	446,615
Prestige International Inc	2,433,124	10,817,466
		12,665,165
Construction & Engineering - 0.1%
Dai-Dan Co Ltd	564,312	8,509,082
Raiznext Corp	1,295,275	23,463,782
		31,972,864
Electrical Equipment - 0.1%
Aichi Electric Co Ltd	294,115	17,443,635
Ground Transportation - 0.2%
Sakai Moving Service Co Ltd (b)	2,427,374	45,267,298
Machinery - 0.4%
Anest Iwata Corp	589,874	6,630,988
Daiwa Ltd	799,747	8,622,103
Estic Corp	352,555	2,312,751
Hosokawa Micron Corp	103,448	3,245,323
Nadex Co Ltd (b)	649,939	4,860,716
Shinwa Co Ltd/Nagoya	242,715	4,813,214
Takeuchi Manufacturing Co Ltd	423,008	19,587,921
Teikoku Corp	490,514	10,268,806
Tocalo Co Ltd	2,691,889	48,281,897
Trinity Industrial Corp	48,213	369,318
Yamada Corp	51,768	2,425,634
		111,418,671
Professional Services - 0.3%
Altech Corp	1,838,361	9,500,930
Artner Co Ltd	464,414	2,770,541
Careerlink Co Ltd	154,943	2,292,153
Creek & River Co Ltd	9,436	85,342
Gakujo Co Ltd (c)	258,939	2,635,092
Ifis Japan Ltd	166,833	669,924
Persol Holdings Co Ltd	16,896,655	28,052,251
Quick Co Ltd (b)	2,930,459	14,250,233
Visional Inc (a)	192,603	10,612,502
WDB Holdings Co Ltd	620,827	7,067,065
Will Group Inc (c)	1,047,879	7,118,411
		85,054,444
Trading Companies & Distributors - 1.4%
Chori Co Ltd	947,144	23,104,509
Inaba Denki Sangyo Co Ltd	676,688	12,067,970
ITOCHU Corp	8,733,576	109,602,989
Mitani Corp	2,641,227	47,962,377
Parker Corp (b)	2,011,510	19,706,509
Sanyo Trading Co Ltd	486,120	2,629,296
Senshu Electric Co Ltd (b)	977,773	37,057,543
Totech Corp (b)	2,133,876	51,433,122
Yamazen Corp	122,188	1,353,638
Yuasa Co Ltd	406,878	14,758,628
		319,676,581
Transportation Infrastructure - 0.0%
Daito Koun Co Ltd	18,668	220,511
TOTAL INDUSTRIALS		757,156,502
Information Technology - 1.7%
Electronic Equipment, Instruments & Components - 0.4%
Daiwabo Holdings Co Ltd	1,278,773	28,502,603
Dexerials Corp	1,285,910	25,957,192
Maruwa Co Ltd/Aichi	59,925	20,290,934
Nippo Ltd (b)(c)	601,582	11,751,057
Riken Keiki Co Ltd	237,299	5,127,718
		91,629,504
IT Services - 0.3%
Argo Graphics Inc	2,716,604	23,185,915
Asahi Intelligence Service Co Ltd	247,318	1,428,432
Avant Group Corp	215,511	1,711,387
Densan System Holdings Co Ltd	134,792	2,462,884
DTS Corp	2,222,809	16,165,852
Future Corp	359,176	5,533,328
Information Planning Co	589,074	3,922,769
NSD Co Ltd	635,695	11,357,103
TDC Soft Inc	988,183	6,573,885
TISI Inc	552,791	13,252,819
		85,594,374
Semiconductors & Semiconductor Equipment - 0.7%
Japan Material Co Ltd	298,545	4,105,662
Renesas Electronics Corp	4,901,016	98,234,782
SUMCO Corp	3,628,528	73,768,062
		176,108,506
Software - 0.3%
Cresco Ltd	1,212,372	12,276,895
Focus Systems Corp	377,573	4,119,466
Fukui Computer Holdings Inc	187,991	3,775,385
KSK Co Ltd/Inagi (b)	510,434	14,280,434
NE Inc	1,176,448	1,832,051
NSW Inc/Japan	164,516	2,571,756
Pro-Ship Inc (c)	1,131,786	13,088,779
System Research Co Ltd	258,181	2,961,182
WingArc1st Inc (c)	616,006	12,363,405
		67,269,353
Technology Hardware, Storage & Peripherals - 0.0%
Elecom Co Ltd	517,128	6,017,226
TOTAL INFORMATION TECHNOLOGY		426,618,963
Materials - 1.0%
Chemicals - 0.5%
C Uyemura & Co Ltd	671,869	93,244,652
JCU Corp	354,792	12,902,905
Kansai Paint Co Ltd (c)	1,431,254	25,335,431
Muto Seiko Co	4,167	59,356
		131,542,344
Construction Materials - 0.2%
Mitani Sekisan Co Ltd	3,515,451	41,905,955
Vertex Corp/Japan	56,707	466,312
		42,372,267
Containers & Packaging - 0.3%
Kohsoku Corp (b)(c)	1,551,293	40,177,434
Pack Corp/The (b)	3,623,633	32,869,761
		73,047,195
TOTAL MATERIALS		246,961,806
Real Estate - 0.1%
Real Estate Management & Development - 0.1%
Arealink Co Ltd	842,152	5,234,315
Starts Corp Inc	322,923	9,575,534
TOTAL REAL ESTATE		14,809,849
Utilities - 0.2%
Electric Utilities - 0.2%
Kansai Electric Power Co Inc/The	3,247,817	49,186,490
TOTAL JAPAN		2,002,088,782
KOREA (SOUTH) - 1.9%
Consumer Discretionary - 0.6%
Automobile Components - 0.1%
Snt Holdings Co Ltd (b)	885,108	30,432,479
Household Durables - 0.0%
Cuckoo Holdings Co Ltd	508,128	9,204,123
Textiles, Apparel & Luxury Goods - 0.5%
Youngone Corp	250,000	15,344,434
Youngone Holdings Co Ltd (b)	752,000	98,970,049
		114,314,483
TOTAL CONSUMER DISCRETIONARY		153,951,085
Consumer Staples - 0.2%
Food Products - 0.0%
Otoki Corp	77,998	17,474,237
Tobacco - 0.2%
KT&G Corp	329,470	40,508,184
TOTAL CONSUMER STAPLES		57,982,421
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Mi Chang Oil Industrial Co Ltd (b)	122,929	11,507,591
Financials - 0.1%
Capital Markets - 0.0%
Korea Ratings Corp	88,600	6,190,478
Financial Services - 0.1%
Nice Information & Telecom Inc (f)	410,659	8,011,318
TOTAL FINANCIALS		14,201,796
Health Care - 0.4%
Health Care Equipment & Supplies - 0.1%
InBody Co Ltd (b)	730,922	23,108,304
Value Added Technology Co Ltd	436,553	5,220,914
Vieworks Co Ltd	353,658	5,330,267
		33,659,485
Pharmaceuticals - 0.3%
Daewon Pharmaceutical Co Ltd (b)	2,142,922	11,067,230
Daihan Pharmaceutical Co Ltd	297,037	5,437,023
Huons Co Ltd (b)	853,834	14,376,284
Korea United Pharm Inc	40,010	495,083
Kwang Dong Pharmaceutical Co Ltd (b)	3,956,191	16,446,272
Whanin Pharmaceutical Co Ltd (b)	1,016,010	7,051,064
		54,872,956
TOTAL HEALTH CARE		88,532,441
Industrials - 0.2%
Commercial Services & Supplies - 0.2%
Fursys Inc (b)	900,000	15,698,247
S-1 Corp	633,744	31,010,558
		46,708,805
Machinery - 0.0%
Hy-Lok Corp	93,300	2,024,398
Professional Services - 0.0%
e-Credible Co Ltd	250,349	2,384,199
TOTAL INDUSTRIALS		51,117,402
Information Technology - 0.3%
Electronic Equipment, Instruments & Components - 0.0%
MAKUS Inc	557,227	7,663,542
SAMT Co Ltd	100,000	599,215
		8,262,757
Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co Ltd	451,480	77,642,040
TOTAL INFORMATION TECHNOLOGY		85,904,797
Materials - 0.1%
Chemicals - 0.1%
Miwon Commercial Co Ltd	28,100	2,377,530
Soulbrain Co Ltd	62,877	10,758,111
TOTAL MATERIALS		13,135,641
TOTAL KOREA (SOUTH)		476,333,174
MALAYSIA - 0.0%
Materials - 0.0%
Chemicals - 0.0%
Scientex BHD	8,648,200	7,834,879
MEXICO - 0.2%
Consumer Staples - 0.1%
Beverages - 0.1%
Coca-Cola Femsa SAB de CV ADR	149,664	16,204,121
Consumer Staples Distribution & Retail - 0.0%
Corporativo Fragua SAB de CV	254,705	7,190,771
Food Products - 0.0%
Gruma SAB de CV Series B	397,754	5,930,426
TOTAL CONSUMER STAPLES		29,325,318
Financials - 0.0%
Insurance - 0.0%
Qualitas Controladora SAB de CV	781,165	7,140,740
Health Care - 0.1%
Health Care Providers & Services - 0.0%
Medica Sur SAB de CV	1,074,028	3,596,733
Pharmaceuticals - 0.1%
Genomma Lab Internacional SAB de CV	12,951,624	10,977,791
TOTAL HEALTH CARE		14,574,524
TOTAL MEXICO		51,040,582
NETHERLANDS - 1.7%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Acomo NV	129,804	3,562,467
Financials - 0.3%
Capital Markets - 0.3%
Van Lanschot Kempen NV depository receipt	963,334	72,262,003
Health Care - 0.2%
Biotechnology - 0.2%
Argenx SE (a)	78,400	67,149,388
Industrials - 1.2%
Machinery - 1.0%
Aalberts NV	4,703,100	230,819,043
Trading Companies & Distributors - 0.2%
IMCD NV	525,560	57,441,373
TOTAL INDUSTRIALS		288,260,416
TOTAL NETHERLANDS		431,234,274
NEW ZEALAND - 0.0%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hallenstein Glasson Holdings Ltd	613,503	3,848,944
NORWAY - 0.5%
Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
Europris ASA (d)(e)	2,452,531	22,073,426
Specialty Retail - 0.0%
Kid ASA (d)(e)	183,562	2,513,991
TOTAL CONSUMER DISCRETIONARY		24,587,417
Financials - 0.4%
Banks - 0.4%
SpareBank 1 Nord Norge	1,456,674	24,321,192
Sparebank 1 Oestlandet	1,623,845	33,355,858
SpareBank 1 Sor-Norge ASA	850,814	19,031,661
		76,708,711
Capital Markets - 0.0%
ABG Sundal Collier Holding ASA	5,383,126	4,083,848
TOTAL FINANCIALS		80,792,559
Industrials - 0.0%
Construction & Engineering - 0.0%
Multiconsult ASA (d)(e)	202,620	3,249,616
Norconsult Norge AS	1,085,193	4,448,404
TOTAL INDUSTRIALS		7,698,020
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Selvaag Bolig ASA	482,847	1,704,166
TOTAL NORWAY		114,782,162
PERU - 0.1%
Financials - 0.1%
Banks - 0.1%
Intercorp Financial Services Inc (United States) (d)	426,075	24,844,433
PHILIPPINES - 0.1%
Consumer Staples - 0.1%
Food Products - 0.1%
Century Pacific Food Inc	27,107,068	13,863,959
Real Estate - 0.0%
Real Estate Management & Development - 0.0%
Robinsons Land Corp	29,666,180	8,278,784
TOTAL PHILIPPINES		22,142,743
POLAND - 0.0%
Consumer Staples - 0.0%
Consumer Staples Distribution & Retail - 0.0%
Eurocash SA (a)	2,027,934	2,644,812
PORTUGAL - 0.1%
Consumer Discretionary - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Ibersol SGPS SA	1,126,227	12,480,590
Materials - 0.0%
Containers & Packaging - 0.0%
Corticeira Amorim SGPS SA	1,408,052	10,748,862
TOTAL PORTUGAL		23,229,452
PUERTO RICO - 0.3%
Financials - 0.3%
Financial Services - 0.3%
EVERTEC Inc	2,440,956	74,302,701
SINGAPORE - 0.1%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Hour Glass Ltd/The	4,136,707	8,887,051
Consumer Staples - 0.0%
Food Products - 0.0%
Delfi Ltd	7,065,575	4,822,895
Industrials - 0.1%
Construction & Engineering - 0.1%
Boustead Singapore Ltd	5,694,191	8,791,703
Professional Services - 0.0%
HRnetgroup Ltd (d)	4,331,421	2,497,530
TOTAL INDUSTRIALS		11,289,233
TOTAL SINGAPORE		24,999,179
SPAIN - 0.8%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
CIE Automotive SA	2,140,182	65,277,302
Financials - 0.2%
Banks - 0.2%
Bankinter SA	2,115,127	38,854,205
Health Care - 0.1%
Health Care Equipment & Supplies - 0.1%
Prim SA (b)	1,279,097	19,691,126
Pharmaceuticals - 0.0%
Faes Farma SA	2,887,908	15,185,671
TOTAL HEALTH CARE		34,876,797
Industrials - 0.2%
Air Freight & Logistics - 0.2%
Logista Integral SA	991,327	42,296,503
Materials - 0.0%
Paper & Forest Products - 0.0%
Miquel y Costas & Miquel SA	447,790	6,996,800
TOTAL SPAIN		188,301,607
SWEDEN - 1.2%
Consumer Discretionary - 0.4%
Automobile Components - 0.2%
Autoliv Inc	298,031	36,708,478
Broadline Retail - 0.1%
Rusta AB	2,225,046	20,621,318
Hotels, Restaurants & Leisure - 0.1%
Betsson AB B Shares	2,917,551	28,218,946
Specialty Retail - 0.0%
BHG Group AB (a)	4,147,194	8,418,775
TOTAL CONSUMER DISCRETIONARY		93,967,517
Consumer Staples - 0.0%
Beverages - 0.0%
Viva Wine Group AB	2,418,518	9,676,916
Industrials - 0.5%
Building Products - 0.0%
Inwido AB	14,256	257,506
Commercial Services & Supplies - 0.2%
Loomis AB	499,967	27,565,339
Electrical Equipment - 0.0%
AQ Group AB	555,394	11,956,877
Machinery - 0.3%
Beijer Alma AB B Shares	1,539,041	48,164,733
Trading Companies & Distributors - 0.0%
Alligo AB B Shares	600,799	8,744,906
TOTAL INDUSTRIALS		96,689,361
Information Technology - 0.0%
IT Services - 0.0%
KNOW IT AB	352,943	3,432,245
Proact IT Group AB	590,324	7,650,121
TOTAL INFORMATION TECHNOLOGY		11,082,366
Materials - 0.3%
Chemicals - 0.0%
KB Components AB	1,456,104	6,040,212
Metals & Mining - 0.3%
Alleima AB	5,817,147	69,032,116
Boliden AB	141,069	7,063,672
		76,095,788
TOTAL MATERIALS		82,136,000
TOTAL SWEDEN		293,552,160
SWITZERLAND - 0.5%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
Garrett Motion Inc	2,474,495	77,080,519
Financials - 0.1%
Capital Markets - 0.1%
Vontobel Holding AG	242,834	25,921,918
Industrials - 0.1%
Trading Companies & Distributors - 0.1%
Bossard Holding AG Series A	58,029	16,221,849
TOTAL SWITZERLAND		119,224,286
TAIWAN - 1.4%
Consumer Discretionary - 0.0%
Specialty Retail - 0.0%
Formosa Optical Technology Co Ltd	1,002,000	2,740,606
Health Care - 0.0%
Health Care Providers & Services - 0.0%
Hi-Clearance Inc	1,660,459	6,672,455
Pharmaceuticals - 0.0%
Syngen Biotech Co Ltd	357,700	976,245
TOTAL HEALTH CARE		7,648,700
Industrials - 0.1%
Construction & Engineering - 0.1%
United Integrated Services Co Ltd	300,800	10,071,240
Trading Companies & Distributors - 0.0%
Lumax International Corp Ltd	2,201,510	7,587,684
TOTAL INDUSTRIALS		17,658,924
Information Technology - 1.3%
Electronic Equipment, Instruments & Components - 0.6%
FLEXium Interconnect Inc (a)	600,000	902,677
Hon Hai Precision Industry Co Ltd	3,555,012	27,162,261
Simplo Technology Co Ltd	5,766,000	62,346,290
Thinking Electronic Industrial Co Ltd	4,124,000	27,441,671
Tripod Technology Corp	3,082,000	34,620,895
		152,473,794
IT Services - 0.0%
Dimerco Data System Corp	994,799	2,863,086
Semiconductors & Semiconductor Equipment - 0.6%
Parade Technologies Ltd	478,000	8,195,065
Powertech Technology Inc	2,617,000	18,719,232
Taiwan Semiconductor Manufacturing Co Ltd	867,000	64,157,672
Topco Scientific Co Ltd	4,523,593	69,079,953
		160,151,922
Technology Hardware, Storage & Peripherals - 0.1%
TSC Auto ID Technology Co Ltd (b)	2,544,911	14,401,258
TOTAL INFORMATION TECHNOLOGY		329,890,060
TOTAL TAIWAN		357,938,290
UNITED KINGDOM - 6.5%
Communication Services - 0.0%
Media - 0.0%
4imprint Group PLC	170,845	9,481,956
Consumer Discretionary - 1.5%
Broadline Retail - 0.2%
B&M European Value Retail plc	16,484,184	49,454,060
Distributors - 0.4%
Inchcape PLC	7,838,932	88,586,859
Diversified Consumer Services - 0.1%
ME Group International PLC	12,137,791	18,125,448
Hotels, Restaurants & Leisure - 0.2%
Greggs PLC (c)	1,342,232	34,009,072
Hollywood Bowl Group PLC	4,005,336	15,411,837
		49,420,909
Household Durables - 0.1%
Barratt Redrow PLC	6,379,133	25,352,053
Specialty Retail - 0.3%
Dunelm Group PLC	1,366,453	16,013,034
JD Sports Fashion PLC	10,801,605	13,023,464
Pets at Home Group Plc	12,973,318	36,822,967
		65,859,465
Textiles, Apparel & Luxury Goods - 0.2%
Coats Group PLC	21,958,735	23,735,098
Dr Martens PLC	27,407,487	28,590,353
		52,325,451
TOTAL CONSUMER DISCRETIONARY		349,124,245
Consumer Staples - 1.0%
Beverages - 0.4%
AG Barr PLC	2,638,758	23,116,509
Diageo PLC	3,078,888	67,638,042
		90,754,551
Food Products - 0.0%
Fevara PLC	2,281,455	3,951,158
Tobacco - 0.6%
British American Tobacco PLC	984,740	59,735,258
Imperial Brands PLC	2,239,385	84,986,629
		144,721,887
TOTAL CONSUMER STAPLES		239,427,596
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
DCC Energy plc (c)	1,760,822	150,220,259
Financials - 0.8%
Capital Markets - 0.4%
AJ Bell PLC	1,978,858	15,668,659
Rathbones Group PLC	2,586,994	58,156,841
St James's Place PLC	1,504,016	21,354,841
		95,180,341
Insurance - 0.4%
Aviva PLC	8,385,861	78,484,979
Hiscox Ltd	1,357,164	33,088,740
		111,573,719
TOTAL FINANCIALS		206,754,060
Health Care - 0.6%
Pharmaceuticals - 0.6%
GSK PLC	5,552,023	144,368,488
Industrials - 1.4%
Aerospace & Defense - 0.0%
QinetiQ Group PLC	1,791,128	12,214,803
Building Products - 0.0%
Norcros PLC	825,670	3,516,438
Commercial Services & Supplies - 0.4%
Mitie Group PLC	29,167,992	81,374,104
Electrical Equipment - 0.0%
Volex PLC	1,789,107	12,321,584
Machinery - 0.1%
Bodycote PLC	1,528,964	14,888,277
Luxfer Holdings PLC	222,133	3,782,925
		18,671,202
Passenger Airlines - 0.1%
JET2 PLC	1,584,451	32,885,835
Professional Services - 0.0%
Wilmington PLC	2,270,960	8,753,563
Trading Companies & Distributors - 0.8%
Bunzl PLC	1,886,547	71,243,476
RS GROUP PLC	11,105,936	105,000,698
		176,244,174
TOTAL INDUSTRIALS		345,981,703
Information Technology - 0.1%
Software - 0.1%
Pinewood Technologies Group PLC (a)(c)	4,728,825	27,405,078
Materials - 0.3%
Chemicals - 0.0%
Essentra PLC	7,841,725	11,012,570
Construction Materials - 0.2%
SigmaRoc PLC (a)	32,512,537	53,984,727
Metals & Mining - 0.1%
Hill & Smith PLC	500,698	19,232,248
TOTAL MATERIALS		84,229,545
Real Estate - 0.2%
Real Estate Management & Development - 0.2%
LSL Property Services PLC	1,205,563	3,980,754
Savills PLC	3,239,304	40,165,102
TOTAL REAL ESTATE		44,145,856
TOTAL UNITED KINGDOM		1,601,138,786
UNITED STATES - 62.7%
Communication Services - 0.2%
Interactive Media & Services - 0.2%
Cars.com Inc (a)(b)(c)	3,508,095	41,570,926
Consumer Discretionary - 7.0%
Automobile Components - 0.8%
Aptiv PLC (a)	1,099,414	62,083,909
LCI Industries	452,537	46,321,687
Lear Corp	150,461	19,656,225
Patrick Industries Inc	364,442	30,084,687
Versigent PLC	1,118,075	46,232,401
		204,378,909
Automobiles - 0.7%
General Motors Co	1,950,756	173,344,178
Diversified Consumer Services - 1.3%
Carriage Services Inc	335,050	13,525,969
Covista Inc (a)	792,358	98,925,896
Grand Canyon Education Inc (a)	580,195	84,325,541
Laureate Education Inc (a)	1,976,505	75,719,907
Service Corp International/US	576,000	49,645,440
		322,142,753
Hotels, Restaurants & Leisure - 0.3%
Cheesecake Factory Inc/The (c)	836,701	84,858,215
Household Durables - 0.9%
KB Home	1,061,104	58,328,887
M/I Homes Inc (a)	443,589	64,821,661
Meritage Homes Corp	1,304,331	91,564,036
		214,714,584
Leisure Products - 0.0%
BRP Inc Subordinate Voting Shares	296,148	18,298,919
Specialty Retail - 1.3%
Academy Sports & Outdoors Inc	1,367,290	64,877,911
Bath & Body Works Inc	2,028,006	40,803,481
Caleres Inc	1,633,412	20,973,009
Dick's Sporting Goods Inc	163,791	32,088,294
Lithia Motors Inc	297,211	114,551,064
Murphy USA Inc	77,914	47,353,013
		320,646,772
Textiles, Apparel & Luxury Goods - 1.7%
Crocs Inc (a)	949,721	121,573,786
Oxford Industries Inc (c)	419,934	15,923,897
PVH Corp	220,907	19,143,801
Samsonite Group SA (d)(e)	10,676,378	19,236,104
Steven Madden Ltd	1,789,565	82,463,155
VF Corp	2,947,879	42,213,627
Wolverine World Wide Inc (b)	5,581,340	109,840,771
		410,395,141
TOTAL CONSUMER DISCRETIONARY		1,748,779,471
Consumer Staples - 3.9%
Beverages - 1.5%
Constellation Brands Inc Class A	508,089	66,168,430
Keurig Dr Pepper Inc	3,587,868	111,654,452
Primo Brands Corp Class A	8,618,011	195,628,850
		373,451,732
Consumer Staples Distribution & Retail - 1.3%
Dollar Tree Inc (a)	683,680	86,970,933
Performance Food Group Co (a)	2,025,538	231,701,292
		318,672,225
Food Products - 0.2%
Ingredion Inc (c)	514,218	51,144,122
Household Products - 0.6%
Kimberly-Clark Corp (c)	1,391,122	152,063,546
Personal Care Products - 0.3%
Kenvue Inc	3,349,733	64,448,863
TOTAL CONSUMER STAPLES		959,780,488
Energy - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
Antero Resources Corp (a)	2,838,234	102,573,777
Core Natural Resources Inc	971,841	77,591,785
Diamondback Energy Inc	816,326	165,673,362
Energy Transfer LP	2,572,567	52,377,464
Gulfport Energy Corp (a)(c)	259,306	41,844,209
Ovintiv Inc	3,694,983	230,788,638
Range Resources Corp	2,092,769	84,003,748
Shell PLC	3,237,457	148,183,930
Sunococorp LLC	1,508,368	115,299,650
Unit Corp	187,088	5,659,412
TOTAL ENERGY		1,023,995,975
Financials - 17.3%
Banks - 7.4%
Camden National Corp	319,266	18,482,309
Citigroup Inc	1,328,003	175,893,997
East West Bancorp Inc	573,675	75,151,425
FNB Corp/PA	6,361,181	120,226,321
Hancock Whitney Corp	1,475,069	113,580,313
Huntington Bancshares Inc/OH	6,965,911	118,699,123
KeyCorp	5,709,690	128,981,897
Old National Bancorp/IN	3,538,035	94,253,252
Pinnacle Financial Partners Inc	1,673,199	176,070,731
QCR Holdings Inc	390,479	40,199,813
United Community Banks Inc/GA	2,513,647	89,083,650
US Bancorp	2,739,267	172,601,214
Washington Trust Bancorp Inc (c)	418,993	16,332,347
Wells Fargo & Co	3,963,050	342,605,673
West BanCorp Inc	596,920	16,743,606
Wintrust Financial Corp	774,822	123,615,102
		1,822,520,773
Capital Markets - 4.6%
Ameriprise Financial Inc	271,499	148,195,014
Bank of New York Mellon Corp/The	500,710	78,275,994
Federated Hermes Inc Class B	2,088,241	125,210,930
Lazard Inc (c)	2,880,752	122,086,270
LPL Financial Holdings Inc	146,168	51,699,622
Raymond James Financial Inc	719,466	126,611,627
SEI Investments Co	892,010	91,859,190
State Street Corp	1,352,575	249,090,212
Stifel Financial Corp	1,931,185	160,114,548
		1,153,143,407
Consumer Finance - 0.5%
Capital One Financial Corp	592,632	123,866,014
Financial Services - 0.7%
Corpay Inc (a)	428,257	163,641,282
Insurance - 4.1%
American Financial Group Inc/OH	430,202	60,968,227
Arthur J Gallagher & Co	194,485	48,508,449
First American Financial Corp	1,135,294	85,135,697
Hartford Insurance Group Inc/The	335,945	47,673,955
Marsh & McLennan Cos Inc	514,806	97,653,550
Primerica Inc	464,784	148,712,289
Reinsurance Group of America Inc	481,959	114,151,989
Stewart Information Services Corp	869,182	58,748,011
Travelers Companies Inc/The	350,924	131,371,909
Unum Group	1,837,366	158,215,586
Willis Towers Watson PLC	169,827	57,048,286
		1,008,187,948
TOTAL FINANCIALS		4,271,359,424
Health Care - 8.9%
Biotechnology - 1.1%
Biogen Inc (a)	627,560	127,363,302
Gilead Sciences Inc	1,147,803	149,455,429
		276,818,731
Health Care Providers & Services - 4.6%
Cigna Group/The	345,025	96,279,226
CVS Health Corp	1,440,147	150,394,551
Elevance Health Inc	153,005	57,505,399
Henry Schein Inc (a)	2,164,774	185,629,371
Labcorp Holdings Inc	684,395	211,614,934
Molina Healthcare Inc (a)	311,337	60,903,744
Quest Diagnostics Inc	265,371	61,834,097
Tenet Healthcare Corp (a)	439,250	111,912,115
UnitedHealth Group Inc	280,195	116,112,808
Universal Health Services Inc Class B	523,662	88,205,627
		1,140,391,872
Health Care Technology - 0.2%
Waystar Holding Corp (a)	3,255,700	68,727,827
Life Sciences Tools & Services - 0.8%
Avantor Inc (a)	2,821,975	38,886,815
ICON PLC (a)	973,587	159,244,758
		198,131,573
Pharmaceuticals - 2.2%
Elanco Animal Health Inc (a)	7,315,901	192,920,309
Jazz Pharmaceuticals PLC (a)	400,395	101,243,880
Phibro Animal Health Corp Class A	792,401	28,787,928
Royalty Pharma PLC Class A	1,491,600	87,154,188
Viatris Inc	7,137,705	125,338,100
		535,444,405
TOTAL HEALTH CARE		2,219,514,408
Industrials - 11.1%
Aerospace & Defense - 1.3%
Cadre Holdings Inc (c)	701,034	21,612,878
Cirrus Aircraft Ltd (c)	173,400	968,885
Huntington Ingalls Industries Inc	252,022	82,272,582
Textron Inc	1,382,484	117,870,586
V2X Inc (a)	1,058,416	95,511,460
		318,236,391
Air Freight & Logistics - 0.3%
FedEx Corp	243,209	74,762,447
Radiant Logistics Inc (a)	833,039	6,864,241
		81,626,688
Building Products - 1.0%
Gibraltar Industries Inc (a)	1,187,805	50,196,639
Hayward Holdings Inc (a)	3,771,815	57,067,561
Janus International Group Inc (a)(b)	7,116,382	36,507,040
Resideo Technologies Inc (a)	2,847,954	97,684,822
		241,456,062
Commercial Services & Supplies - 1.2%
Brady Corp Class A	798,124	75,239,149
Brink's Co/The	894,601	105,965,488
HNI Corp	2,482,415	111,733,500
		292,938,137
Construction & Engineering - 0.6%
Bowman Consulting Group Ltd (a)	448,230	12,034,976
WillScot Holdings Corp	5,530,812	134,288,115
		146,323,091
Electrical Equipment - 0.6%
Acuity Inc	176,900	58,092,191
Allient Inc	684,867	59,898,468
LSI Industries Inc (c)	1,492,141	34,901,178
		152,891,837
Ground Transportation - 0.2%
Fedex Freight Holding Co Inc	121,604	17,089,010
Proficient Auto Logistics Inc (a)(b)	1,682,152	11,505,920
Universal Logistics Holdings Inc (b)	1,770,314	23,686,801
		52,281,731
Machinery - 3.1%
Allison Transmission Holdings Inc	67,913	7,778,754
Cummins Inc	102,629	65,087,312
Enpro Inc	329,367	103,394,889
Esab Corp (c)	457,692	39,604,089
Gates Industrial Corp Ltd	4,339,731	121,425,673
Hillman Solutions Corp (a)	4,966,926	39,089,708
Middleby Corp/The (a)	378,600	50,573,388
Midera Food Processing Inc	831,300	39,860,835
Miller Industries Inc/TN	511,593	25,733,128
Tennant CO (c)	500,631	42,068,023
Terex Corp	1,891,608	118,868,647
Timken Co/The	447,825	61,598,329
Toro Co/The	482,333	44,311,933
		759,394,708
Professional Services - 1.9%
CACI International Inc (a)	65,329	32,517,510
Cbiz Inc (a)	1,705,507	93,939,326
Concentrix Corp (c)	1,252,207	30,804,291
Genpact Ltd	3,760,663	132,262,518
ICF International Inc	469,501	37,992,021
KBR Inc	1,754,457	64,230,671
Maximus Inc	1,374,019	82,784,645
		474,530,982
Trading Companies & Distributors - 0.9%
Core & Main Inc Class A (a)	2,433,577	107,004,381
Global Industrial Co	1,123,580	40,156,749
Rush Enterprises Inc Class A	882,555	70,419,063
		217,580,193
TOTAL INDUSTRIALS		2,737,259,820
Information Technology - 4.9%
Electronic Equipment, Instruments & Components - 3.3%
Belden Inc	451,995	56,069,980
CDW Corp/DE	609,060	90,025,159
Crane NXT Co (c)	2,609,924	135,585,552
Insight Enterprises Inc (a)	388,456	50,083,631
Sanmina Corp (a)	691,748	128,360,759
TD SYNNEX Corp	823,157	210,481,245
Vontier Corp	4,453,879	143,103,132
		813,709,458
IT Services - 0.1%
Kyndryl Holdings Inc (a)	2,330,818	31,582,584
Semiconductors & Semiconductor Equipment - 0.5%
Diodes Inc (a)	670,017	55,155,799
Micron Technology Inc	54,452	44,815,630
MKS Inc	50,582	15,045,616
		115,017,045
Software - 0.6%
ACI Worldwide Inc (a)	1,616,094	92,650,669
Gen Digital Inc	2,132,400	58,534,380
		151,185,049
Technology Hardware, Storage & Peripherals - 0.4%
Dell Technologies Inc Class C	137,913	55,905,793
Seagate Technology Holdings PLC	65,004	55,651,874
		111,557,667
TOTAL INFORMATION TECHNOLOGY		1,223,051,803
Materials - 2.7%
Chemicals - 0.7%
Axalta Coating Systems Ltd (a)	2,362,749	84,610,042
Element Solutions Inc	598,601	21,986,614
Perimeter Solutions Inc (a)	2,206,398	67,537,843
		174,134,499
Construction Materials - 0.6%
Buzzi SpA	376,212	17,834,705
Eagle Materials Inc	492,013	100,833,144
GCC SAB de CV	973,480	11,216,702
RHI Magnesita NV	472,600	17,993,743
		147,878,294
Containers & Packaging - 1.1%
Graphic Packaging Holding CO (c)	4,689,670	50,320,159
Packaging Corp of America	343,332	84,404,739
Silgan Holdings Inc	3,668,770	146,677,425
		281,402,323
Metals & Mining - 0.3%
Warrior Met Coal Inc (c)	881,963	70,036,681
TOTAL MATERIALS		673,451,797
Real Estate - 1.5%
Industrial REITs - 0.2%
STAG Industrial Inc Class A	1,147,633	43,908,438
Real Estate Management & Development - 0.2%
Jones Lang LaSalle Inc (a)	163,880	58,182,316
Residential REITs - 0.3%
AvalonBay Communities Inc	135,116	25,078,881
Camden Property Trust	406,606	45,056,011
		70,134,892
Retail REITs - 0.5%
Tanger Inc	1,830,978	74,447,566
Urban Edge Properties	1,575,282	35,695,890
		110,143,456
Specialized REITs - 0.3%
Outfront Media Inc	2,477,864	78,969,526
TOTAL REAL ESTATE		361,338,628
Utilities - 1.1%
Electric Utilities - 1.1%
PG&E Corp	16,350,854	284,177,843
TOTAL UNITED STATES		15,544,280,583
TOTAL COMMON STOCKS (Cost $16,860,322,047)		24,028,794,483

Money Market Funds - 4.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (g)	3.69	797,801,611	797,961,172
Fidelity Securities Lending Cash Central Fund (g)(h)	3.72	391,840,466	391,879,650
TOTAL MONEY MARKET FUNDS (Cost $1,189,816,645)			1,189,840,822

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $18,050,138,692)	25,218,635,305
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(386,273,619)
NET ASSETS - 100.0%	24,832,361,686

Legend

(a)	Non-income producing.
(b)	Affiliated company.
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $177,661,512 or 0.7% of net assets.

(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $134,499,104 or 0.5% of net assets.

(f)	Level 3 security.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	484,468,304	3,104,456,293	2,790,960,876	21,008,853	(12,769)	10,220	797,961,172	797,801,611
Fidelity Securities Lending Cash Central Fund	211,871,787	2,905,240,744	2,725,249,150	1,081,326	16,269	-	391,879,650	391,840,466
	696,340,091	6,009,697,037	5,516,210,026	22,090,179	3,500	10,220	1,189,840,822

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Bmtc Group Inc	29,558,063	-	665,626	660,873	634,689	(2,506,903)	27,020,223	3,001,450
Cars.com Inc	38,853,449	9,176,214	2,160,102	-	(1,901,029)	(2,397,606)	41,570,926	3,508,095
Daewon Pharmaceutical Co Ltd	20,241,835	-	-	309,562	-	(9,174,605)	11,067,230	2,142,922
EcoGreen International Group Ltd	65	-	-	-	-	1	66	51,434,282
Fursys Inc	29,766,910	-	-	524,127	-	(14,068,663)	15,698,247	900,000
Gabia Inc	16,161,881	-	17,672,494	-	13,508,260	(11,997,647)	-	-
Genky DrugStores Co Ltd	55,901,377	-	4,618,310	134,219	1,913,257	(12,420,948)	40,775,376	1,740,860
Goodfellow Inc	5,434,290	-	91,989	195,266	16,534	(294,152)	5,064,683	628,312
Halows Co Ltd	45,867,483	-	260,663	580,137	198,156	(12,478,824)	33,326,152	1,387,129
Hamakyorex Co Ltd	45,699,365	-	368,491	1,148,561	250,843	8,216,431	53,798,148	4,689,501
Huons Co Ltd	17,400,007	-	-	477,949	-	(3,023,723)	14,376,284	853,834
InBody Co Ltd	12,477,880	-	-	241,202	-	10,630,424	23,108,304	730,922
Janus International Group Inc	51,658,769	6,780,126	937,479	-	(1,110,285)	(19,884,091)	36,507,040	7,116,382
Kingboard Holdings Ltd	204,655,500	-	274,172,912	4,758,825	179,295,421	(109,778,009)	-	-
Kohsoku Corp	30,006,180	-	205,580	1,058,631	146,079	10,230,755	40,177,434	1,551,293
Kondotec Inc	15,998,490	-	100,992	460,927	71,141	(1,487,916)	14,480,723	1,506,731
KSK Co Ltd/Inagi	15,199,393	-	99,836	524,401	80,869	(899,992)	14,280,434	510,434
Kwang Dong Pharmaceutical Co Ltd	18,423,691	-	1,082,187	219,520	(434,425)	(460,807)	16,446,272	3,956,191
Mi Chang Oil Industrial Co Ltd	14,266,201	-	4,261,237	352,440	3,557,023	(2,054,396)	11,507,591	122,929
Nadex Co Ltd	4,295,530	-	270,321	119,303	48,304	787,203	4,860,716	649,939
Nippo Ltd	10,667,174	-	99,142	526,134	83,909	1,099,116	11,751,057	601,582
Pack Corp/The	27,426,509	-	211,835	805,047	86,935	5,568,152	32,869,761	3,623,633
Parker Corp	13,204,073	-	125,998	620,440	103,205	6,525,229	19,706,509	2,011,510
Prim SA	17,935,103	-	141,372	695,455	60,604	1,836,791	19,691,126	1,279,097
Proficient Auto Logistics Inc	11,744,429	-	123,686	-	(86,472)	(28,351)	11,505,920	1,682,152
Quick Co Ltd	15,233,557	-	109,353	647,631	34,781	(908,752)	14,250,233	2,930,459
Sakai Moving Service Co Ltd	43,266,554	-	317,604	1,379,608	238,686	2,079,662	45,267,298	2,427,374
Sarantis SA	53,540,218	-	1,317,777	1,503,269	1,069,325	3,885,134	57,176,900	3,419,533
Senshu Electric Co Ltd	27,814,223	-	272,656	872,643	236,561	9,279,415	37,057,543	977,773
Snt Holdings Co Ltd	35,300,343	-	-	2,311,195	-	(4,867,864)	30,432,479	885,108
Sun Hing Vision Group Holdings Ltd	686,079	-	196,179	-	(1,630,831)	1,539,894	-	-
Totech Corp	40,386,799	-	361,312	1,580,993	332,314	11,075,321	51,433,122	2,133,876
TSC Auto ID Technology Co Ltd	15,566,379	-	-	622,400	-	(1,165,121)	14,401,258	2,544,911
Universal Logistics Holdings Inc	42,634,287	23,508	267,409	746,883	43,438	(18,747,023)	23,686,801	1,770,314
VSTECS Holdings Ltd	121,533,565	-	948,355	5,559,931	803,936	3,592,193	124,981,339	104,271,665
Whanin Pharmaceutical Co Ltd	8,726,184	-	-	177,506	-	(1,675,120)	7,051,064	1,016,010
WIN-Partners Co Ltd	17,185,433	-	114,043	606,472	72,568	(765,862)	16,378,096	1,981,513
Wolverine World Wide Inc	121,163,806	11,969,082	15,835,130	2,176,554	7,051,746	(14,508,733)	109,840,771	5,581,340
Youngone Holdings Co Ltd	75,745,251	-	-	3,172,627	-	23,224,798	98,970,049	752,000
Total	1,371,626,325	27,948,930	327,410,070	35,770,731	204,775,542	(146,024,589)	1,130,517,175

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	95,502,810	75,328,747	20,174,063	-
Consumer Discretionary	3,072,629,617	2,700,588,673	372,040,944	-
Consumer Staples	2,036,206,650	1,482,998,573	553,208,077	-
Energy	1,683,819,584	1,486,309,376	197,510,208	-
Financials	5,218,847,747	5,026,801,974	184,034,455	8,011,318
Health Care	2,777,972,574	2,352,501,822	425,470,752	-
Industrials	4,581,110,403	3,743,888,342	837,222,061	-
Information Technology	2,519,549,998	1,566,184,790	953,365,208	-
Materials	1,251,889,246	983,956,854	267,932,326	66
Real Estate	457,901,521	430,896,952	27,004,569	-
Utilities	333,364,333	284,177,843	49,186,490	-

Money Market Funds	1,189,840,822	1,189,840,822	-	-
Total Investments in Securities:	25,218,635,305	21,323,474,768	3,887,149,153	8,011,384
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$22,898,277,308
Investments in securities, at value - affiliated issuers	2,320,357,997
Foreign currency held at value	7,452,564
Receivable for investments sold	2,485,352
Receivable for fund shares sold	2,934,239
Dividends receivable	18,731,422
Reclaims receivable	16,786,842
Distributions receivable from affiliated funds	4,770,183
Prepaid expenses	2,641
Other receivables	1,515,605
Total assets	25,273,314,153
Liabilities
Payable for investments purchased	13,650,109
Payable for fund shares redeemed	11,808,218
Accrued management fee	11,665,247
Distribution and service plan fees payable	2,009
Other payables and accrued expenses	11,963,503
Collateral on securities loaned	391,863,381
Total liabilities	440,952,467
Net Assets	$24,832,361,686
Net assets consist of:
Paid in capital	15,760,742,062
Total accumulated earnings (loss)	9,071,619,624
Net Assets	$24,832,361,686

Net Asset Value and Maximum Offering
Class A
Net Asset Value and redemption price per share ($6,036,033/127,992 shares) a	$47.16
Maximum offering price per share (100/94.25 of $47.16)	$50.04
Class M
Net Asset Value and redemption price per share ($817,510/17,354 shares) a	$47.11
Maximum offering price per share (100/96.50 of $47.11)	$48.82
Class C
Net Asset Value and offering price per share ($658,411/14,047 shares) a	$46.87
Fidelity® Low-Priced Stock Fund
Net Asset Value, offering price and redemption price per share ($22,980,919,212/483,310,255 shares)	$47.55
Class K
Net Asset Value, offering price and redemption price per share ($1,669,363,806/35,148,815 shares)	$47.49
Class I
Net Asset Value, offering price and redemption price per share ($20,285,062/429,486 shares)	$47.23
Class Z
Net Asset Value, offering price and redemption price per share ($154,281,652/3,254,544 shares)	$47.41

(a)Redemption price per unit is equal to net asset value less any applicable contingent deferred sales charge.

Other Information
Unaffiliated issuers, cost	16,232,332,579
Affiliated issuers, cost	1,817,806,113
Foreign currency holdings, cost	7,451,727
Securities loaned, market value	488,240,009
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$478,224,313
Dividends - affiliated issuers	57,860,910
Security lending income - unaffiliated issuers	107,403
Interest	45,979
Total investment income	536,238,605
Expenses
Basic management fee	149,352,994
Performance adjustment	(13,064,503)
Distribution and service plan fees	15,050
Custodian fees and expenses	1,037,501
Independent trustees' fees and expenses	81,576
Registration fees	207,906
Audit	315,601
Legal	24,654
Commitment fee	33,486
Miscellaneous	46,654
Total expenses	138,050,919
Expense reimbursements and reductions	(35,560)
Total expenses after reductions	138,015,359
Net investment income (loss)	398,223,246
Net realized gain (loss)
Investments - unaffiliated issuers	2,485,778,923
Investments - affiliated issuers	204,779,042
Redemptions in-kind	63,372,064
Foreign currency transactions	(2,129,281)
Net realized gain (loss)	2,751,800,748
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	1,925,848,391
Investments - affiliated issuers	(146,014,369)
Assets and liabilities in foreign currencies	451,319
Total change in net unrealized appreciation (depreciation)	1,780,285,341
Net gain (loss)	4,532,086,089
Net increase (decrease) in net assets resulting from operations	$4,930,309,335
Other Information
Income from securities lending - Affiliated Issuers	1,081,326
Realized gain loss on foreign taxes	(1,749,155)
Change in unrealized gain loss on foreign taxes	5,857

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$398,223,246	$386,927,983
Net realized gain (loss)	2,751,800,748	3,499,594,954
Change in net unrealized appreciation (depreciation)	1,780,285,341	(3,292,606,714)
Net increase (decrease) in net assets resulting from operations	4,930,309,335	593,916,223
Distributions to shareholders
Distributions to shareholders	(2,888,410,360)	(3,770,481,058)
Total distributions	(2,888,410,360)	(3,770,481,058)
Net increase (decrease) in net assets resulting from share transactions	(270,568,973)	(1,645,585,797)
Total increase (decrease) in net assets	1,771,330,002	(4,822,150,632)
Net Assets
Beginning of period	23,061,031,684	27,883,182,316
End of period	$24,832,361,686	$23,061,031,684
Financial Highlights
Fidelity Advisor® Low-Priced Stock Fund Class A

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$43.67	$43.85
Income from Investment Operations
Net investment income (loss) B, C	.65	.55
Net realized and unrealized gain (loss)	8.39	1.13
Total from investment operations	9.04	1.68
Distributions
Distributions from net investment income	(1.09)	(.26)
Distributions from net realized gain	(4.46)	(1.60)
Total distributions	(5.55)	(1.86)
Net asset value, end of period	$47.16	$43.67
Total Return D, E, L	22.78%	3.93%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.84%	1.15% H, I
Ratio of expenses to average net assets net of fee waivers, if any	.84%	1.15% H, I
Ratio of expenses to average net assets net of all reductions, if any	.84%	1.15% H, I
Ratio of net investment income (loss) to average net assets	1.50%	1.63% H, I
Net assets, end of period	$6,036,033	$1,039,439
Portfolio turnover rate K	26% J	22% J

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DTotal returns do not include the effect of the sales charges.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAnnualized.
IAudit fees are not annualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Low-Priced Stock Fund Class M

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$43.60	$43.85
Income from Investment Operations
Net investment income (loss) B, C	.50	.40
Net realized and unrealized gain (loss)	8.43	1.18
Total from investment operations	8.93	1.58
Distributions
Distributions from net investment income	(.96)	(.23)
Distributions from net realized gain	(4.46)	(1.60)
Total distributions	(5.42)	(1.83)
Net asset value, end of period	$47.11	$43.60
Total Return D, E, L	22.50%	3.70%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	1.13%	1.40% H, I
Ratio of expenses to average net assets net of fee waivers, if any	1.13%	1.40% H, I
Ratio of expenses to average net assets net of all reductions, if any	1.13%	1.40% H, I
Ratio of net investment income (loss) to average net assets	1.15%	1.17% H, I
Net assets, end of period	$817,510	$550,772
Portfolio turnover rate K	26% J	22% J

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns do not include the effect of the sales charges.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.
IAudit fees are not annualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Low-Priced Stock Fund Class C

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$43.48	$43.85
Income from Investment Operations
Net investment income (loss) B, C	.33	.21
Net realized and unrealized gain (loss)	8.35	1.20
Total from investment operations	8.68	1.41
Distributions
Distributions from net investment income	(.83)	(.18)
Distributions from net realized gain	(4.46)	(1.60)
Total distributions	(5.29)	(1.78)
Net asset value, end of period	$46.87	$43.48
Total Return D, E, L	21.86%	3.29%
Ratios and Supplemental Data C, F, G
Ratio of expenses to average net assets before reductions	1.60%	1.91% H, I
Ratio of expenses to average net assets net of fee waivers, if any	1.60%	1.91% H, I
Ratio of expenses to average net assets net of all reductions, if any	1.60%	1.91% H, I
Ratio of net investment income (loss) to average net assets	.77%	.63% H, I
Net assets, end of period	$658,411	$178,564
Portfolio turnover rate K	26% J	22% J

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns do not include the effect of the contingent deferred sales charge.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAnnualized.
IAudit fees are not annualized.
JPortfolio turnover rate excludes securities received or delivered in-kind.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
LTotal returns for periods of less than one year are not annualized.
Fidelity® Low-Priced Stock Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$43.80	$49.22	$49.91	$49.42	$58.05
Income from Investment Operations
Net investment income (loss) A, B	.73	.68	.73	.75	.74
Net realized and unrealized gain (loss)	8.50	.52	6.64	4.11	(2.86)
Total from investment operations	9.23	1.20	7.37	4.86	(2.12)
Distributions
Distributions from net investment income	(1.02)	(.86)	(.89)	(.55)	(.83)
Distributions from net realized gain	(4.46)	(5.76)	(7.17)	(3.81)	(5.68)
Total distributions	(5.48)	(6.62)	(8.06)	(4.37) C	(6.51)
Net asset value, end of period	$47.55	$43.80	$49.22	$49.91	$49.42
Total Return D	23.15%	3.06%	18.19%	10.78%	(4.16)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.59%	.87%	.92%	.92%	.82%
Ratio of expenses to average net assets net of fee waivers, if any	.59%	.87%	.91%	.92%	.82%
Ratio of expenses to average net assets net of all reductions, if any	.59%	.87%	.91%	.92%	.82%
Ratio of net investment income (loss) to average net assets	1.69%	1.58%	1.61%	1.61%	1.41%
Net assets, end of period	$22,980,919,212	$21,106,491,539	$24,853,382,782	$24,755,034,115	$24,632,782,008
Portfolio turnover rate H	26% G	22% G	23%	39%	14%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GPortfolio turnover rate excludes securities received or delivered in-kind.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity® Low-Priced Stock Fund Class K

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$43.74	$49.16	$49.86	$49.38	$58.00
Income from Investment Operations
Net investment income (loss) A, B	.75	.70	.77	.79	.79
Net realized and unrealized gain (loss)	8.49	.53	6.63	4.09	(2.85)
Total from investment operations	9.24	1.23	7.40	4.88	(2.06)
Distributions
Distributions from net investment income	(1.03)	(.89)	(.93)	(.59)	(.88)
Distributions from net realized gain	(4.46)	(5.76)	(7.17)	(3.81)	(5.68)
Total distributions	(5.49)	(6.65)	(8.10)	(4.40)	(6.56)
Net asset value, end of period	$47.49	$43.74	$49.16	$49.86	$49.38
Total Return C	23.22%	3.14%	18.30%	10.86%	(4.07)%
Ratios and Supplemental Data B, D, E
Ratio of expenses to average net assets before reductions	.53%	.79%	.83%	.84%	.74%
Ratio of expenses to average net assets net of fee waivers, if any	.53%	.79%	.82%	.84%	.74%
Ratio of expenses to average net assets net of all reductions, if any	.53%	.79%	.82%	.84%	.74%
Ratio of net investment income (loss) to average net assets	1.74%	1.63%	1.70%	1.69%	1.49%
Net assets, end of period	$1,669,363,806	$1,842,772,732	$3,029,799,534	$3,371,309,584	$3,726,398,353
Portfolio turnover rate G	26% F	22% F	23%	39%	14%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FPortfolio turnover rate excludes securities received or delivered in-kind.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Fidelity Advisor® Low-Priced Stock Fund Class I

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$43.72	$43.85
Income from Investment Operations
Net investment income (loss) B, C	.72	.65
Net realized and unrealized gain (loss)	8.44	1.11
Total from investment operations	9.16	1.76
Distributions
Distributions from net investment income	(1.19)	(.29)
Distributions from net realized gain	(4.46)	(1.60)
Total distributions	(5.65)	(1.89)
Net asset value, end of period	$47.23	$43.72
Total Return D, K	23.10%	4.12%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.61%	.91% G, H
Ratio of expenses to average net assets net of fee waivers, if any	.61%	.91% G, H
Ratio of expenses to average net assets net of all reductions, if any	.61%	.91% G, H
Ratio of net investment income (loss) to average net assets	1.67%	1.94% G, H
Net assets, end of period	$20,285,062	$1,651,846
Portfolio turnover rate J	26% I	22% I

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized.
HAudit fees are not annualized.
IPortfolio turnover rate excludes securities received or delivered in-kind.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KTotal returns for periods of less than one year are not annualized.
Fidelity Advisor® Low-Priced Stock Fund Class Z

Years ended July 31,	2026	2025 A
Selected Per Share Data
Net asset value, beginning of period	$43.73	$43.85
Income from Investment Operations
Net investment income (loss) B, C	.78	.63
Net realized and unrealized gain (loss)	8.45	1.18
Total from investment operations	9.23	1.81
Distributions
Distributions from net investment income	(1.09)	(.33)
Distributions from net realized gain	(4.46)	(1.60)
Total distributions	(5.55)	(1.93)
Net asset value, end of period	$47.41	$43.73
Total Return D, K	23.24%	4.24%
Ratios and Supplemental Data C, E, F
Ratio of expenses to average net assets before reductions	.51%	.80% G, H
Ratio of expenses to average net assets net of fee waivers, if any	.51%	.80% G, H
Ratio of expenses to average net assets net of all reductions, if any	.51%	.80% G, H
Ratio of net investment income (loss) to average net assets	1.79%	1.85% G, H
Net assets, end of period	$154,281,652	$108,346,792
Portfolio turnover rate J	26% I	22% I

AFor the period October 8, 2024 (commencement of sale of shares) through July 31, 2025.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAnnualized.
HAudit fees are not annualized.
IPortfolio turnover rate excludes securities received or delivered in-kind.
JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
KTotal returns for periods of less than one year are not annualized.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers the classes of shares listed below.

Fidelity® Low-Priced Stock Fund	Class A, Class M, Class C, Fidelity® Low-Priced Stock Fund, Class K, Class I, and Class Z
Each class has equal rights as to assets and voting privileges, and exclusive voting rights with respect to matters that affect that class. Class A, Class M, Class C, Class I and Class Z, as applicable, are Fidelity Advisor classes.

Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable.  Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Fund is subject to a tax imposed on capital gains by certain countries in which the Fund invests. Any estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the applicable Fund's Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards, certain foreign taxes, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Low-Priced Stock Fund	18,375,184,409	7,848,256,683	(1,004,805,787)	6,843,450,896

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Low-Priced Stock Fund	258,270,440	2,046,735,023	6,843,214,493

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-Term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity® Low-Priced Stock Fund	(40,141,222)	(26,231,088)	(66,372,310)

Due to a merger in a prior period, capital loss carryforwards will be subject to an annual limitation on their availability to offset future capital gains as follows:

	Acquired Fund	Capital Loss Carryforwards Subject to Limitation ($)	Approximate Annual Limitation ($)
Fidelity® Low-Priced Stock Fund	Fidelity Event Driven Opportunities Fund	(66,372,310)	(680,037)

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Low-Priced Stock Fund	613,686,381	2,274,723,979	2,888,410,360

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® Low-Priced Stock Fund	490,391,334	3,280,089,724	3,770,481,058

  3. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Low-Priced Stock Fund	6,078,164,193	8,985,362,690

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

July 31, 2026
	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Low-Priced Stock Fund	3,634,648	3,999,928	59,372,136	63,372,064	159,933,017

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Low-Priced Stock Fund	13,569,070	23,251,763	220,173,112	243,424,875	591,127,954

  4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

The Fund's management contract incorporates a basic fee rate that may vary by class subject to a performance adjustment. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month.

The management fee is determined by calculating a basic fee and then applying a performance adjustment.

When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity® Low-Priced Stock Fund
Class A	0.71%
Class M	0.71%
Class C	0.71%
Fidelity® Low-Priced Stock Fund	0.67%
Class K	0.59%
Class I	0.71%
Class Z	0.59%

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

For the reporting period, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity® Low-Priced Stock Fund
Class A	0.68
Class M	0.68
Class C	0.68
Fidelity® Low-Priced Stock Fund	0.64
Class K	0.57
Class I	0.68
Class Z	0.57

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below. Returns for certain performance adjustment indexes are adjusted for tax withholding rates applicable to U.S. based mutual funds.

Performance Adjustment Index
Fidelity® Low-Priced Stock Fund	Russell 2000® Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Fidelity® Low-Priced Stock Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the reporting period, the total annual performance adjustment was (0.06)%.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, separate Distribution and Service Plans for each class of shares have been adopted by the Fund. Certain classes pay FIdelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and or Service Fees, each of which is based on an annual percentage of each class's average net assets. In addition, FDC may pay financial intermediaries for selling shares and providing shareholder support services. For the period, the distribution and service fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee %	Service Fee %	Total Fees ($)	Retained by FDC ($)
Fidelity® Low-Priced Stock Fund
Class A	-	.25	7,826	2,186
Class M	.25	.25	2,791	112
Class C	.75	.25	4,433	3,778
			15,050	6,076

Sales Load. FDC may receive a front-end sales charge of up to a certain percentage for selling shares of certain classes, some of which is paid to financial intermediaries for selling shares. Depending on the holding period, FDC may receive a contingent deferred sales charge levied on redemptions from certain classes. For the period, front-end sales charge rates, deferred sales charge rates and sales charge amounts retained by FDC were as follows:

	Front-End Sales Charge (%)	Deferred Sales Charge (%)	Retained by FDC ($)
Fidelity® Low-Priced Stock Fund
Class A A	5.75	1.00	6,642
Class M A	3.50	.25	119
Class C B	-	1.00	-
			6,761

A  Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to the sales charge indicated.
B  When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity® Low-Priced Stock Fund	$1,496,009

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity® Low-Priced Stock Fund	90,243

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® Low-Priced Stock Fund	501,937,439	680,974,657	332,169,585

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity® Low-Priced Stock Fund	29,959

  5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Low-Priced Stock Fund	126,138	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Low-Priced Stock Fund	113,269,204

  7. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Low-Priced Stock Fund	35,560

  8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Low-Priced Stock Fund
Class A (Commencement of sale of shares October 8, 2024)	198,255	4,284
Class M (Commencement of sale of shares October 8, 2024)	66,349	4,183
Class C (Commencement of sale of shares October 8, 2024)	32,228	4,062
Fidelity® Low-Priced Stock Fund	2,645,052,902	3,371,530,014
Class K	227,030,863	395,715,858
Class I (Commencement of sale of shares October 8, 2024)	2,141,379	19,794
Class Z (Commencement of sale of shares October 8, 2024)	13,888,384	3,202,863
Total	2,888,410,360	3,770,481,058

  9. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Low-Priced Stock Fund
Class A (Commencement of sale of shares October 8, 2024)
Shares sold	111,531	24,175	4,791,126	987,480
Reinvestment of distributions	4,798	100	198,255	4,284
Shares redeemed	(12,141)	(471)	(517,459)	(20,432)
Net increase (decrease)	104,188	23,804	4,471,922	971,332
Class M (Commencement of sale of shares October 8, 2024)
Shares sold	6,817	12,533	303,643	527,470
Reinvestment of distributions	1,602	98	66,349	4,183
Shares redeemed	(3,696)	-	(155,101)	-
Net increase (decrease)	4,723	12,631	214,891	531,653
Class C (Commencement of sale of shares October 8, 2024)
Shares sold	10,515	4,057	450,729	175,040
Reinvestment of distributions	781	95	32,228	4,062
Shares redeemed	(1,356)	(45)	(58,836)	(1,994)
Net increase (decrease)	9,940	4,107	424,121	177,108
Fidelity® Low-Priced Stock Fund
Shares sold	24,035,362	29,559,205	1,044,916,791	1,296,473,180
Reinvestment of distributions	58,995,584	72,531,727	2,458,041,760	3,127,649,904
Shares redeemed	(81,611,087)	(125,113,649)	(3,518,696,721)	(5,347,092,127)
Net increase (decrease)	1,419,859	(23,022,717)	(15,738,170)	(922,969,043)
Class K
Shares sold	4,423,449	8,152,194	162,421,343	350,405,119
Reinvestment of distributions	5,454,086	9,191,282	226,918,242	395,669,787
Shares redeemed	(16,860,411)	(36,844,797)	(699,330,970)	(1,582,578,524)
Net increase (decrease)	(6,982,876)	(19,501,321)	(309,991,385)	(836,503,618)
Class I (Commencement of sale of shares October 8, 2024)
Shares sold	525,028	49,769	23,189,613	2,071,325
Reinvestment of distributions	51,730	464	2,140,547	19,794
Shares redeemed	(185,052)	(12,453)	(7,894,505)	(507,521)
Net increase (decrease)	391,706	37,780	17,435,655	1,583,598
Class Z (Commencement of sale of shares October 8, 2024)
Shares sold	1,209,163	2,960,299	51,640,233	130,497,815
Reinvestment of distributions	258,849	59,777	10,748,355	2,550,068
Shares redeemed	(691,331)	(542,213)	(29,774,595)	(22,424,710)
Net increase (decrease)	776,681	2,477,863	32,613,993	110,623,173

  10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2026, the related statement of operations for the year ended July 31, 2026, the statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $2,425,189,082, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $10,353,470 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 31% and 39%; Class M designates 32% and 48%; Class C designates 39% and 49%; Fidelity® Low-Priced Stock Fund designates 35% and 38%; Class K designates 35% and 37%; Class I designates 28% and 36%; and Class Z designates 32% and 37%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 96.69% and 66.10%; Class M designates 100% and 81.18%; Class C designates 100% and 83.76%; Fidelity® Low-Priced Stock Fund designates 100% and 64.48%; Class K designates 100% and 62.94%; Class I designates 88.57% and 61.72%; and Class Z designates 99.78% and 62.70%; of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 0.04% and 0.81%; Class M designates 0.00% and 0.99%; Class C designates 0.00% and 1.02%; Fidelity® Low-Priced Stock Fund designates 0.00% and 0.79%; Class K designates 0.00% and 0.77%; Class I designates 0.03% and 0.75%; and Class Z designates 0.04% and 0.76%; of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Low-Priced Stock Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity U.S. registered funds (Fidelity funds) through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2026 meeting, the Board of Trustees voted to continue the fund's Advisory Contracts, without modification, for two months from June 1, 2026 through July 31, 2026. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2026, with the understanding that the Board would consider the annual renewal for a full one year period in July 2026.
At its July 2026 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class generally determined by selecting the largest non-12b-1 class by asset total in a given fund category; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor and the factors may have been weighed differently by individual Trustees.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and its applicable Committees reviewed the general qualifications and capabilities of the Investment Advisers' staff, such as size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, and to transmit new information and research conclusions rapidly. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures, including with respect to liquidity risk management. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account and market information over the Internet, via Fidelity's mobile app and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that the fund has class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the representative class (the retail class), the Board considered the effective management fee rate for the retail class, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "total peer groups") that were compiled by Fidelity using portfolio attributes from Morningstar and combining similar Morningstar Categories that have comparable investment mandates and Morningstar distribution attributes. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or waivers and without taking into account the fund's performance adjustment) of the retail class of the fund relative to funds and classes in the total peer group; (ii) gross management fee comparisons of the retail class of the fund relative to a subset of non-Fidelity funds in the total peer group that are generally similar in size to the fund (referred to as the "asset-sized peer group"); (iii) total expense comparisons of the retail class of the fund relative to the total peer group; and (iv) total expense comparisons of the retail class of the fund relative to the asset-sized peer group. The total peer group and asset-sized peer group total expense comparisons include fund-paid 12b-1 fees, reimbursements, waivers, and acquired fund fees and expenses, and exclude performance adjustments.
The information provided to the Board indicated that the management fee rate of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the total peer group for the 12-month period ended September 30, 2025 and below the competitive median of the asset-sized peer group for the 12-month period ended September 30, 2025.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity other than the fund, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar investment mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the management fee of each class of the fund, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of the fund and all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) and their shareholders have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also considered that shareholders benefit from pricing funds at scale from inception. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale. The Board's consideration of these matters was informed by the recent findings of the committee.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist (i) at the asset class level determined based on the total assets of specified Fidelity funds in the same asset class as the fund, and (ii) through a discount that considers both fund size and the total assets of a broader group of specified Fidelity funds. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, including the underperformance of certain funds and strategies, Fidelity's portfolio manager oversight and quarterly fund review processes, and Fidelity's long-term strategies for certain funds; (ii) fund rationalization and merger activity; (iii) the operation of performance fees, the rationale for implementing performance fees on certain categories of funds but not others, and certain additional performance fee data; (iv) Fidelity's pricing philosophy compared to competitors; (v) fund profitability methodology and data; (vi) evaluation of competitive fund data and peer group classifications and fee and expense comparisons, including the treatment of acquired fund fees and expenses in total expense comparisons and peer group methodology changes; (vii) the management fee and expense structures for different funds and classes, including the variable unified fee structure and recent ETF management fee reductions; (viii) revenue and expense components at the fund and discipline level in connection with the profitability methodology; (ix) information regarding other accounts managed by Fidelity; (x) information about the funds' sub-advisory arrangements, including fee structure variances between sub-advisers, sub-adviser profitability data and sub-adviser code of ethics matters; and (xi) oversight of Fidelity's use of artificial intelligence (AI), including governance frameworks, risk controls, and AI-related risk mitigation.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2027.

1.536378.129
LPS-ANN-0926

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2026

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	September 22, 2026